Exhibit 10.33

AGREEMENT FOR PURCHASE AND SALE

PROJECT(S): LIM Healthcare Portfolio – Thirteen Properties

THIS AGREEMENT FOR PURCHASE AND SALE (this “Agreement”) is made and entered into as of the Effective Date by and between American Realty Capital V, LLC, a Delaware limited liability company (“Buyer”), and each of the entities listed on Exhibit A, attached hereto (collectively, “Sellers”, and each, individually, a “Seller”).

In consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.          Terms and Definitions. The terms listed below shall have the respective meaning given them as set forth adjacent to each term.

(a)           “Broker” shall mean Jones Lang LaSalle Americas, Inc., acting as Sellers’ agent.

(b)          “Closing” shall mean the consummation of the transaction contemplated herein, which shall occur on one or more dates, subject to any applicable extension periods set forth in this Agreement; provided, however, in no event shall any Closing occur prior to the expiration of the Due Diligence Period. The Closing of the Panama City Portfolio (as defined herein) shall occur on the date that is the later to occur of (i) five (5) business days following Lender’s (as defined herein) approval of the Loan Assumption (as defined herein), and (ii) September 27, 2013 (“Panama City Closing Date”). The Closing of the other Properties shall occur on or before September 27, 2013. Notwithstanding the foregoing, Buyer shall have a one-time right to adjourn any Closing up to fifteen (15) business days.  The dates of each Closing are sometimes hereinafter referred to as the “Closing Dates”, and each a “Closing Date”. Neither party will need to be present at any Closing, it being anticipated that the parties will deliver all Closing documents and deliverables in escrow to the Escrow Agent prior to the date of each Closing.

(c)          “Due Diligence Period” shall mean the period beginning upon August 23, 2013 and extending until 8:59 PM EDT on the date that is thirty (30) days thereafter. Sellers shall deliver to Buyer or make available to Buyer on Broker’s due diligence website all of the Due Diligence Materials, to the extent within Sellers’ possession or control, on or before August 27, 2013, and for each day that passes thereafter until all of the Due Diligence Materials are delivered or made available to Buyer, the Due Diligence Period and the Closing Dates shall be extended by one (1) business day.

(d)          “Earnest Money” shall mean Four Million Dollars ($4,000,000.00). The Earnest Money shall be delivered to Escrow Agent within three (3) business days after the Effective Date. The Earnest Money shall be deposited by Buyer in escrow with Escrow Agent, to be applied as part payment of the Purchase Price at the time of Closing, or disbursed as agreed upon in accordance with the terms of this Agreement. Sellers and Buyer each shall pay one-half of all reasonable escrow fees charged by Escrow Agent.

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(e)           “Effective Date” This Agreement shall be signed by both Sellers and Buyer. The date that is one (1) business day after the date of execution and delivery of this Agreement by both Sellers and Buyer shall be the “Effective Date” of this Agreement.

(f)          “Escrow Agent” shall mean Chicago Title Insurance Company, whose address is One North Charles Street, Suite 400, Baltimore, Maryland 21201, Attention: Terry Arenson, Telephone: (410) 230-9560, Telecopy: (410) 837-5236, E-Mail: terry.arenson@fnf.com. The parties agree that the Escrow Agent shall be responsible for (x) organizing the issuance of the Title Commitment (hereinafter defined) and Title Policy (hereinafter defined), (y) preparation of the closing statement, and (z) collection and disbursement of the funds, provided, however, Stewart Title Guaranty Company (Boston, MA), whose address is One Washington Mall, Suite 1400, Boston, MA 02108, Attention: Annette Comer, Telephone: (617) 933-2441, Telecopy: (617) 727-8372, E-Mail: acomer@stewart.com, shall serve as co-insurer of the Title Policies to be issued by Escrow Agent and shall share equally with Escrow Agent in the Title Policy liability and premiums.

(g)          “Ground Lessors” shall mean each of the ground lessors for the Properties subject to a Ground Lease, as set forth on Schedule 1(g), attached hereto. Each of the Ground Lessors may be referred to herein individually as a Ground Lessor or the Ground Lessor.

(h)          “Guarantors” shall mean the guarantors, if any, of the Leases. Each of the Guarantors may be referred to herein individually as a “Guarantor” or the “Guarantor.”

(i)           “Guaranties” shall mean the guaranties executed by the Guarantors. Each of the Guaranties may be referred to herein individually as a “Guaranty” or the “Guaranty.”

(j)           “Leases” shall mean those certain Leases described on Schedule 1(j) attached hereto and made a part hereof and referred to in Section 6(b)(i) of this Agreement between Sellers, as landlord, and the tenants described on Schedule 1(j) attached hereto, as tenant (each tenant, individually, a “Tenant”, and collectively, the “Tenants”), as amended. Each of the Leases may be referred to herein individually as a “Lease” or the “Lease.”

(k)          “Panama City Portfolio” shall mean, those Properties commonly known as The Bay Medical Center and Bay Medical MOB Properties, as more particularly described on Exhibit B-1 and B-2, attached hereto;

(l)           “Properties” shall mean (i) the rights of Sellers, as applicable, as ground lessee under those certain (6) ground leases listed on Schedule 1(g), attached hereto (individually, a “Ground Lease”, and collectively, the “Ground Leases”), covering those certain parcels of real property more particularly described on Exhibit B-1, attached hereto and incorporated herein (the “Leasehold Properties”) together with all buildings, facilities and other improvements located thereon (collectively, the “Improvements”); (ii) the rights of Sellers, as applicable, as owners of the fee simple interest in those certain five (5) parcels of real property more particularly described on Exhibit B-2, attached hereto and incorporated herein (the “Fee Simple Properties”) together with all Improvements located thereon; (iii) the rights of Sellers, as applicable, as the owner of units B and C in the condominium regime which is established by

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a declaration and located on the real property more particularly described on Exhibit B-3, attached hereto and incorporated herein (the “Condo Properties”) together with all common elements appurtenant thereto; (iv) all right, title and interest of Sellers under the Leases and all security deposits (if any) that Sellers are holding pursuant to the Leases; (v) all right, title and interest of Sellers in all machinery, furniture, equipment and items of personal property of Sellers attached or appurtenant to, located on or used in the ownership, use, operation or maintenance of the Properties or the Improvements (collectively, the “Personalty”); (vi) all right, title and interest of Sellers, if any, to any unpaid award for (1) any taking or condemnation of the Properties or any portion thereof, or (2) any damage to the Properties or the Improvements by reason of a change of grade of any street or highway; (vii) all easements, licenses, rights and appurtenances relating to any of the foregoing; and (viii) all right, title and interest of Sellers in and to any warranties, tradenames, logos (including any federal or state trademark or tradename registrations), or other identifying name or mark now used in connection with any Ground Lease and/or any of the Improvements, but expressly excluding any such property to the extent owned by Tenants (the “Intangible Property”). Each of the Properties may be referred to herein individually as a Property or the Property.

(m)          “Purchase Price” shall mean Two Hundred and Six Million and No/100 Dollars ($206,000,000.00).

(n)          Sellers and Buyer’s Notice address

(i)          “Sellers’ Notice Address” shall be as follows, except as same may be changed pursuant to the Notice section herein:

c/o LaSalle Investment Management, Inc.

100 East Pratt Street, Suite 2030

Baltimore, MD 21202

Attention: Steve Bolen, Managing Director

Tel. No.: (410) 878-4803

Email: steve.bolen@lasalle.com

And to:

Venable LLP

750 East Pratt Street, 9th Floor

Baltimore, MD 21202

Attention: Thomas E.D. Millspaugh

Tel. No.: (410) 244-7662

Email: tmillspaugh@venable.com

(ii)         “Buyer’s Notice Address” shall be as follows, except as same may be changed pursuant to the Notice section herein:

Michael Weil

c/o American Realty Capital V, LLC

405 Park Avenue, 15th Floor

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New York, NY 10022

Tel. No.: (212) 415-6505

Fax No.: (857) 207-3397

Email: mweil@arlcap.com

And to:

Jesse Galloway, Esq.

c/o American Realty Capital V, LLC

405 Park Avenue, 15th Floor

New York, NY 10022

Tel. No.: (212) 415-6516

Fax No.: (646) 861-7751

Email: jgalloway@arlcap.com

And Due Diligence Materials (if provided by email) to:

duediligence@arlcap.com

With hard copies and/or cds to:

James A. (Jim) Mezzanotte

c/o American Realty Capital V, LLC

7621 Little Avenue, Suite 200

Charlotte, North Carolina 28226

Tel. No.: (704) 626-4410

Fax No.: (646) 861-7749

Email: jmezzanotte@arlcap.com

2.          Purchase and Sale of the Properties. Subject to the terms of this Agreement, Sellers agrees to sell to Buyer, and Buyer agrees to purchase from Sellers, the Properties for the Purchase Price.

3.          Payment of Purchase Price.

(a)          The portion of the Purchase Price to be paid by Buyer to Sellers at Closing shall be the Purchase Price less the assumed Loan balance as of the Panama City Closing Date (the "Cash Portion of the Purchase Price"), plus or minus prorations, credits and adjustments as provided in Section 4 and elsewhere in this Agreement. The allocation of the Purchase Price among the Properties is set forth on Schedule 3(a) attached hereto and made a part hereof. The Cash Portion of the Purchase Price shall be paid by wire transfer of immediately available funds to Escrow Agent, at the time of Closing, or as otherwise agreed to between Buyer and Sellers. If Closing hereunder is held with respect to less than all of the Properties, or is held on more than one different occasion, according to the express terms hereof, the Purchase Price and Earnest Money shall be applied, proportionately and based on the allocations set forth in Schedule 3(a), at each such Closing with respect to the Properties subject to such Closing.

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(b)          Notwithstanding anything contained in this Agreement to the contrary, Buyer shall have no obligation to purchase the Properties unless and until (and subject to any of Buyer's termination rights contained in this Agreement) Sellers and Buyer have secured from the existing mortgagee of the Panama City Portfolio (hereinafter defined) (the "Lender") approval for an assumption of the loan secured by the Panama City Portfolio (the "Loan Assumption" and "Loan" respectively) to be executed by Buyer at Closing, which shall have:

(i)          an original principal balance of not more than Eighteen Million Nine Hundred Thousand and 00/100 Dollars ($18,900,000.00);

(ii)         an annual interest rate of not more than Six and Fifty Two Tenths percent (6.52%);

(iii)        interest only payments throughout the remainder of the term of the Loan;

(iv)        a maturity date of August 8, 2017;

(v)         such loan document modifications as Buyer may request to address Buyer’s parent’s compliance with real estate investment trust laws and regulations and its offering materials, including, but not limited to, modifications to covenants regarding ongoing financial reporting, transfers and distributions of excess cash flow; and

(vi)        no requirement for personal recourse liability from any shareholder, owner, officer or employee of Buyer, except for customary carve-out guaranties that are acceptable to Buyer in its reasonable discretion.

(c)          Buyer shall be responsible for any and all fees and expenses of Lender in connection with the Loan Assumption, including without limitation, Lender’s legal fees, and any assumption fee imposed by the Lender and/or servicer of the Loan in connection with the Loan Assumption. Sellers shall receive reimbursement of or a credit at Closing for the balance of any FF&E replacement or other reserves held by the lender of the Loan, as well as any utility deposits paid by Sellers in connection with the Panama City Portfolio. Notwithstanding anything to the contrary contained in this Agreement, if the Loan Assumption is not approved by Lender on or before the date that is One Hundred and Eighty (180) days after the Effective Date or if Lender affirmatively disapproves the Loan Assumption for any reason at any time, Buyer shall have the right to terminate this Agreement, solely with respect to the Panama City Portfolio, receive a refund of the pro-rata portion of the Earnest Money, Seller shall reimburse Buyer for Buyer’s actual third party expenses incurred by Buyer in connection with its due diligence on the Panama City Portfolio up to $25,000, and thereafter neither party shall have any further rights, obligations or liabilities hereunder with respect to the Panama City Portfolio, except as otherwise expressly set forth herein. In addition to Buyer’s termination right set forth in the immediately preceding sentence, if the Loan Assumption is not approved by Lender on or before the date that is One Hundred and Eighty (180) days after the Effective Date, Sellers shall have the absolute right to terminate the Purchase and Sale Agreement, solely with respect to the Panama City Portfolio, at which time the Escrow Agent shall return a pro-rata portion of the Earnest Money to Buyer and Sellers shall reimburse Buyer for Buyer’s actual third party expenses incurred by

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Buyer in connection with its due diligence on the Panama City Portfolio, not to exceed $15,000.00, and thereafter neither party shall have any further rights, obligations or liabilities hereunder, except as otherwise expressly set forth herein.

(d)          Commencing on the date that is the fifth (5) business day after the Effective Date, Buyer and Sellers shall use commercially reasonable efforts, including without limitation, the furnishing of all commercially reasonable documents, executed forms, instruments, financial statements and other materials requested by Lender, in a timely manner, to obtain the consent of the Lender to:

(i)          the transfer of the Panama City Portfolio to Buyer or a bankruptcy remote, special purpose entity or entities to be formed by Buyer to purchase the Panama City Portfolio as permitted pursuant and subject to the provisions of Section 25 herein (collectively, the "Buyer Entity"), the governance of which may involve an independent director(s) or other person who is not employed by Buyer or an affiliate of Buyer;

(ii)         the assumption of the Loan by Buyer or the Buyer Entity;

(iii)        the loan document modifications referenced in Section 3(b)(v) above; and

(iv)        a release of Sellers and/or any of its affiliates, members or principals from all liabilities arising under the Loan for periods after Closing, including, without limitation, any liability under any guaranty or indemnity executed by Sellers and/or any of its affiliates, members or principals in favor of Lender relating to the Loan; provided, however, that notwithstanding anything in this Agreement to the contrary, Sellers acknowledges that Buyer will propose the Buyer Entity (which Buyer Entity shall be formed and established to qualify as bankruptcy remote, special purpose entity in compliance with the customary requirements for so-called "securitized loans") to the Lender to assume the Loan and Buyer will offer either American Realty Capital Healthcare Trust, Inc., a Maryland corporation, or American Realty Capital Healthcare Trust Operating Partnership, L.P., a Delaware limited partnership, to the Lender to provide guarantees of non-recourse carve outs and any required environmental or other indemnity. If Lender consents to the assumption of the Loan in accordance with the provisions of this Section, the Buyer Entity shall assume and agree to pay and perform from and after Closing the Loan obligations, in each case subject to the prorations and adjustments provided for in this Agreement.

(e)          The parties agree that the value of the Personalty is de minimis, and no part of the Purchase Price is allocated to it.

4.          Proration of Expenses and Payment of Costs and Recording Fees.

(a)          Prorations. The following items will be prorated as of 12:01 A.M. on each Closing Date, as applicable, with all items of income and expense for the Properties being borne by Buyer from and after (and including) the Closing Date: Tenant Receivables (hereinafter defined) and other income and rents that have been collected by Sellers as of Closing; fees and assessments; prepaid expenses and obligations under service contracts which are assigned, if any; accrued operating expenses; ground rent and other amounts paid and payable under the

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Ground Leases; Real Estate Taxes; and any assessments by private covenant for the then-current calendar year of Closing.

(b)          Taxes

(i)          If Real Estate Taxes for the year of Closing are not known or cannot be reasonably estimated, Real Estate Taxes will be prorated based on Real Estate Taxes for the year prior to Closing. Any additional Real Estate Taxes in the nature of “roll back” taxes or relating to the year of Closing arising out of a change in the use of the Land and Improvements or a change in ownership shall be paid by Sellers when due and payable, and Sellers will indemnify Buyer from and against any and all such Real Estate Taxes arising out of the transfer of the Properties, which indemnification obligation will survive the Closing.

(ii)         If Sellers have engaged or will engage prior to the expiration of the Due Diligence Period, consultants for the purpose of protesting the amount of taxes or the assessed valuation for certain tax periods for the Properties (“Protest Proceedings”), any cash refunds or proceeds actually distributed (collectively, “Cash Refunds”) will be apportioned as described below. Any Cash Refunds (including interest thereon) on account of a favorable determination, after deduction of costs and expenses incurred for such Protest Proceedings, shall be: (A) the property of Sellers to the extent such Cash Refunds were for Real Estate Taxes paid by Sellers applicable to a period prior to the Closing Date; (B) prorated between Buyer and Sellers for taxes paid for a period during which the Closing Date occurred; and (C) the property of Buyer for Real Estate Taxes for a period after the Closing Date. Sellers and Buyer agree to notify the other in writing of any receipt of a Cash Refund within fifteen (15) business days of receipt of such Cash Refund. To the extent either party obtains a Cash Refund, a portion of which is owed to the other party, the receiving party shall deliver the Cash Refund to the other party within fifteen (15) Business Days of its receipt. Buyer agrees and acknowledges that Sellers have the right to initiate proceedings to protest the valuation of any of the Properties prior to the expiration of the Due Diligence Period. Sellers agree to give Buyer notice of Sellers’ intent to initiate such proceedings prior to initiation of such proceedings and at any time subsequent to the end of the Due Diligence Period shall obtain Buyer’s consent to initiation of such proceedings, which consent shall not be unreasonably withheld.

(c)          Utilities. Buyer will take all steps necessary to effectuate the transfer of all utilities to its name as of the Closing Date, and where necessary, post deposits with the utility companies. Sellers will use reasonable efforts to have all utility meters read as of the day preceding the Closing Date. If such utilities are not read as of the day preceding the Closing Date, such utilities shall be estimated at Closing based on the most recent bills and reprorated when the bills for the period in which the Closing occurs are received. Sellers will be entitled to recover any and all deposits held by any utility company as of the Closing Date.

(d)          Tenant Receivables. Rents due from Tenants under Leases (including operating expense and real estate tax contributions or reimbursements and similar charges (collectively, “Pass-Through Expenses”)), set-offs due or required to be paid under or by reason of the Leases (collectively called “Tenant Receivables”) shall be adjusted by appropriate credit to Sellers or Buyer (as the case may be) on each Closing Date. If, at the Closing Date, any Tenant is in arrears in the payment of rents (“Uncollected Delinquent Tenant Receivables”), Sellers

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will disclose the same to Buyer in writing or on the rent roll to be delivered to Buyer pursuant to Section 10 hereof and such amounts shall not be adjusted on the Closing Date. Prior to each Closing Date, Sellers shall use Sellers’ current business practices to collect Uncollected Delinquent Tenant Receivables. If Buyer shall collect Uncollected Delinquent Tenant Receivables within ninety (90) days after the Closing Date, then Buyer shall turn over to Sellers the arrearages so collected, less the reasonable cost of collection thereof, if any; provided, however, Sellers may continue to seek to collect the Uncollected Delinquent Tenant Receivables by legal action following the Closing Date. All rents collected by Buyer after the Closing Date (except for amounts specifically billed and paid as end of year reconciliation payments for Pass-Through Expenses, which shall be separately accounted for and allocated, pro rata, between Sellers and Buyer as their interest may appear) shall be first applied to rents due and payable after the Closing Date and only the excess thereof shall be paid over to Sellers on account of the Uncollected Delinquent Tenant Receivables. Buyer shall prepare the reconciliation of Pass-Through Expenses for the Properties for calendar year 2013 and shall be responsible for settling up with Tenants regarding such Pass-Through Expenses. Each Seller agrees to cause its property manager to cooperate with Buyer in preparing such reconciliation. To the extent that items to be apportioned hereunder may be required to be paid directly by a Tenant under its Lease, the same shall not be apportioned, provided, however, that such items shall have been paid by such Tenant currently through the month including the Closing Date. The provisions of this subparagraph 4(d) shall survive Closing and the delivery of each Deed and Assignment and Assumption of Ground Lease (hereinafter defined, and collectively, the “Transfer Documents”). Sellers expressly agree that if Sellers receive any amounts after the Closing Date which are attributable, in whole or in part, to any period after the Closing Date, Sellers will notify Buyer of such fact and will remit to Buyer that portion of the monies so received by Sellers to which Buyer is entitled within ten (10) business days after receipt thereof. With respect to unbilled Tenant Receivables, Buyer covenants and agrees to cause its property manager to (A) bill the same in the ordinary course of its business and (B) cooperate with Sellers to determine the correct amount of operating expenses and/or taxes due.

A reconciliation or determination of Pass-Through Expenses, Uncollected Delinquent Tenant Receivables and unbilled Tenant Receivables due under the Leases shall be made at Closing to the extent possible. To the extent such information is not available at Closing, the foregoing shall be subject to adjustment following the Closing in accordance with the terms of Section 4(d), above. The provisions of this Section 4(d) will survive the Closing.

(e)          If final bills are not available or cannot be issued prior to Closing for any item being prorated under Section 4(a) through (d), then, for each separate item for which an adjustment is to be made, the following will apply: (i) initially the matter subject to allocation at Closing (including without limitation the Pass-Through Expenses) shall be re-prorated within sixty (60) days following the Closing; (ii) a further adjustment of prorated items shall occur one hundred twenty (120) days following the close of the calendar year in which the Closing occurs; and (iii) a final adjustment shall occur not later than twelve (12) months after the Closing. All such rights and obligations under this Section 4(e) will survive the Closing.

(f)          All security deposits under the Leases collected and not properly applied by Sellers as of the Closing (and interest thereon if required by law or contract) must be transferred

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or credited to Buyer at Closing. As of the Closing, Buyer will assume each Sellers’ obligations related to the security deposits, but only to the extent they are credited or transferred to Buyer.

(g)          Sellers shall pay or be charged with the following costs and expenses in connection with this transaction:

(i)          Premiums for the Title Policies as set forth on Schedule 4(g), attached hereto;

(ii)         Transfer taxes and conveyance fees on the sale and transfer of the Properties as set forth on Schedule 4(g), attached hereto;

(iii)        the cost of the surveys (including any costs of certifying such surveys to Buyer and Approved Assignees) Sellers previously ordered for the Properties;

(iv)        Broker’s commission payments in accordance with Section 24 of this Agreement;

(v)         Except as set forth in Section 4(h)(v) below and on Schedule 1(j), any leasing commissions, tenant improvement costs, rent abatements, and other leasing expenses in connection with any Leases or Lease renewals or amendments entered into prior to the date hereof; and

(vi)        One-half of Escrow Agent’s closing fee.

(h)          Buyer shall pay or be charged with the following costs and expenses in connection with this transaction:

(i)          Premiums for the Title Policies as set forth on Schedule 4(g), attached hereto, except Buyer shall pay for all special endorsements and any survey endorsements;

(ii)         Transfer taxes and conveyance fees on the sale and transfer of the Properties as set forth on Schedule 4(g), attached hereto;

(iii)        all costs and expenses in connection with the assumption of the Loan by Buyer, including appraisal, points, any assumption fee, commitment fees and the like, the Lender’s legal fees, the Lender’s title insurance expenses and costs for the filing of all documents necessary to complete such financing and related documentary stamp tax and intangibles tax;

(iv)        Buyer shall pay for Phase I environmental study and due diligence investigations;

(v)         any leasing commissions, tenant improvement costs and other leasing expenses in connection with any Leases or Lease renewals and Lease expansions or amendments entered into or exercised on or after the date hereof, provided that Sellers have disclosed such commissions, costs or expenses to Buyer prior to the end of the Due Diligence Period or Buyer has approved, in its sole discretion, such commissions, costs or expenses after the end of the Due

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Diligence Period, and Buyer shall only be obligated to pay such costs and expenses if the Closing occurs;

(vi)        One-half of Escrow Agent’s closing fee; and

(vii)       All fees relating to the recording of the Transfer Documents for the Properties.

(i)          Interest on the Loan shall be prorated as of Closing, and Sellers shall receive a credit at Closing for any money of Sellers held by Lender in escrow as of the Closing.

(j)          Each party shall pay its own legal fees incidental to the negotiation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

5.          Title.   At Closing, Sellers agree to convey to Buyer good and marketable, insurable title to each of the Properties, in each case free and clear of all liens, defects of title, conditions, easements, assessments, restrictions, and encumbrances except for Permitted Exceptions (as hereinafter defined).

6.          Examination of Properties.   Sellers and Buyer hereby agree as follows:

(a)          Buyer acknowledges that Sellers have ordered title commitments (the “Title Commitments” and each, a “Title Commitment”) from the Escrow Agent as well as an ALTA survey of each of the Properties. All matters shown in the Title Commitments or surveys (“Title Matters”) with respect to which Buyer fails to object by written notice to Sellers prior to the expiration of the Due Diligence Period shall be deemed “Permitted Exceptions”. Except for the documents evidencing and securing repayment of the Loan (which shall be deemed Permitted Exceptions), Permitted Exceptions shall not include any mechanic’s lien or any monetary lien, fine or penalty, or any deeds of trust, mortgage, or other loan documents secured by the Properties (collectively, “Liens”). Sellers shall be required to cure or remove all Liens (by payment or bond deposit or indemnity acceptable to Escrow Agent). Sellers shall have no obligation to cure any Title Matter objected to, except the Liens as aforesaid, unless Sellers notify Buyer that Sellers have elected to remove or cure within five (5) business days following receipt of Buyer’s objections (and no response within such time period shall be deemed an election by Sellers not to remove or cure). In the event that Sellers refuse (or are deemed to have refused) to remove or cure any objections, Buyer shall have the right to terminate this Agreement upon written notice to Sellers given within five (5) business days after receipt of Sellers’ notice, upon which termination the Earnest Money, and all interest earned thereon, shall be returned to Buyer and neither party shall have any further obligation hereunder, except as otherwise expressly set forth herein (without diminution of Buyer’s express right to a Partial Termination described in Section 6(b) below). If Buyer does not elect to terminate this Agreement within such five (5) business day period, any objections which Sellers have not agreed to cure shall be deemed Permitted Exceptions. If any matter not revealed in a Title Commitment is discovered by Buyer or by the Escrow Agent and is added to a Title Commitment by the Escrow Agent at or prior to Closing, Buyer shall have until the earlier of (i) five (5) business days after Buyer’s receipt of the updated, revised Title Commitment showing the new title exception, together with a legible copy of any such new matter, or (ii) the Closing Date, to provide Sellers with written

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notice of its objection to any such new title exception (an “Objection”). If Sellers do not remove or cure such Objection prior to the Closing Date, Buyer may terminate this Agreement with respect to the affected Property and such termination shall be treated in the same manner as a Partial Termination described in Section 6(b) below, in which case the applicable portion of the Earnest Money, together with all interest earned thereon, shall be returned to Buyer, and neither party shall have any further obligation hereunder with respect to such Property, except as otherwise expressly set forth herein; and, if Sellers do not remove or cure such Objection prior to the Closing and Buyer nonetheless elects to proceed with the Closing, such Objections shall be deemed Permitted Exceptions.

(b)          On or before August 27, 2013, Sellers shall deliver to Buyer, or make available to Buyer on Broker’s due diligence website, copies of the following documents and materials pertaining to the Properties, to the extent same are in Sellers’ possession or control, and for each day that passes thereafter until all of the Due Diligence Materials are delivered or made available to Buyer, the Due Diligence Period and the Closing Dates shall be extended by one (1) business day: (i) a complete copy of the Ground Leases and all Leases affecting the Properties and all amendments and material correspondence relating thereto (unless the same have been previously provided to Buyer); (ii) a copy of all surveys and site plans of the Properties, including without limitation any as-built survey obtained or delivered to Tenants of the Properties in connection with its construction; (iii) a copy of all architectural plans and specifications and construction drawings and contracts for improvements located on the Properties (which shall only be delivered after Closing to Buyer’s property manager); (iv) a copy of Sellers’ title insurance policies relating to the Properties; (v) a copy of the certificate of occupancy and of all governmental permits/approvals for the Properties; (vi) a copy of the most recent Phase I environmental report for the Properties; (vii) copies of the Properties’ real estate tax bills for the current and prior two (2) tax years or, if the Property has been owned by the Seller for less than two (2) tax years, for the period of ownership; (viii) the operating statements and delinquency reports of the Properties for the twenty four (24) calendar months immediately preceding the Effective Date or if the Tenant has been operating for less than twenty-four (24) months, for the period of operation; (ix) all service contracts which affect the Properties, if any; (x) a copy of all warranties relating to the improvements constructed on the Properties, including without limitation any structural slab or roof warranties; (xi) a written inventory of all items of personal property to be conveyed to Buyer, if any; (xii) Tenant financials for each Tenant, to the extent reasonably available to Sellers and consistent with each such Tenant’s reporting requirements; (xiii) a copy of all primary and secondary state licenses or regulatory permits for the Properties; (xiv) the notes, mortgages and other documents securing repayment of the Loan (collectively, the “Loan Documents”); (xv) a copy of any documents relating to a waiver of life safety code or physical plant requirements; and (xvi) with respect to the Condo Properties: copies of (a) the condominium plan documents (including the declaration and bylaws) (“Condo Documents”); (b) any condominium assessment, condo fee, common area maintenance, and real estate tax projections; (c) all condominium board correspondence, communications and documents for the current and prior three (3) years; and (d) all condominium board meeting minutes for the current and prior three (3) years (collectively, the “Due Diligence Materials”). Sellers shall deliver or make available to Buyer on Broker’s due diligence website any other documents relating to the Properties reasonably requested by Buyer, to the extent within Sellers’ possession or reasonably obtainable by Sellers or Sellers’ counsel, within three (3) business days following such request; provided, however, Sellers shall not be obligated to deliver any

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proprietary, privileged or confidential documents. Additionally, during the term of this Agreement, Buyer, its agents and designees, shall have the right to enter the Properties for the purposes of inspecting the Properties, conducting soil tests, and making surveys, mechanical and structural engineering studies, inspecting construction, and conducting any other investigations and inspections as Buyer may reasonably require to assess the condition and suitability of the Properties; provided, however, that such activities by or on behalf of Buyer on the Properties shall continue to be subject to any terms set forth in any written access and confidentiality agreement entered into with respect to the Properties by and between Buyer and Sellers or their affiliates. Buyer shall have the unconditional right, for any reason or no reason, to terminate this Agreement as to all Properties by giving written notice thereof to Sellers and the Escrow Agent prior to the expiration of the Due Diligence Period, in which event this Agreement shall become null and void with respect to all Properties, Buyer shall receive a refund of the Earnest Money, together with all interest earned thereon, and all rights, liabilities and obligations of the parties under this Agreement shall expire, except as otherwise expressly set forth herein. In addition to Buyer’s right to terminate this Agreement as to all of the Properties during the Due Diligence Period for any reason or no reason at all, Buyer shall have the right to terminate this Agreement with respect to any single Property, but no more than two (2) Properties in total, if the Property subject to termination has specific material title, survey, zoning or environmental issues that a commercially reasonable buyer would not elect to close over, in which event this Agreement shall become null and void with respect to the terminated Property or Properties, Buyer shall receive a refund of the pro-rata portion of the Earnest Money applicable to such terminated Property or Properties, and all rights, liabilities and obligations of the parties under this Agreement shall terminate with respect to (but only with respect to) such terminated Properties, except as otherwise expressly set forth therein (a “Partial Termination”). If Buyer fails to give such notice prior to the expiration of the Due Diligence Period, Buyer’s right to terminate this Agreement pursuant to this paragraph shall thereafter be null and void, except as otherwise expressly agreed to, time being of the essence.

(c)          Sellers shall request the Estoppel Certificates (hereinafter defined) required herein within two (2) business days of the Effective Date (and simultaneously provide Buyer with a copy of such request). Such Estoppel Certificates shall be certified to Buyer, the Approved Assignee, their lenders and successors and assigns. It shall be a condition of Closing that Sellers shall have obtained, at least three (3) days prior to each Closing, as applicable, an estoppel certificate from (a) the Tenants (i) occupying all Properties which are single-tenant Properties, (ii) representing, at minimum, 90% of all occupied rentable space at the Properties in the aggregate, and (iii) occupying 20% or more of all occupied rentable space in its respective Property, (b) the Ground Lessors, (c) the Guarantors for single-tenant Properties (excluding Virginia Urology Center), and (d) the condominium board of the Condo Properties (the “Estoppel Certificates”, and each an, “Estoppel Certificate”), and Sellers shall use good faith efforts to obtain the same. So long as Sellers use commercially reasonable efforts, the failure to obtain an estoppel from any Guarantor shall not be a condition to closing, except as expressly set forth in clause (c) of the immediately preceding sentence. The estoppels requested shall be based either on the form attached hereto as Exhibit G or, to the extent applicable, on forms prescribed or permitted by the applicable lease, covenant or other instrument. Sellers shall promptly deliver to Buyer photocopies or pdf files of each executed Estoppel Certificate when Sellers receive the same.

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(d)          Sellers shall use commercially reasonable efforts to obtain Estoppel Certificates in accordance with Section 6(c) above from all Tenants and Guarantors and estoppel certificates reasonably acceptable to Buyer from any parties to reciprocal and/or operating easement agreements (“REA Estoppel Certificates”), as applicable for the Properties. Notwithstanding anything to the contrary herein, in the event that Seller is unable, despite commercially reasonable efforts, to obtain any Estoppel Certificate which is a condition of Closing by the date previously scheduled for Closing, Seller shall have the right to postpone the Closing with respect to the affected Properties upon written notice to Buyer up to fifteen (15) additional business days in order to obtain such Estoppel Certificate. For the avoidance of doubt, such postponement shall not affect the Closing with respect to the remainder of the Properties and, with respect to each such Closing, the Purchase Price and Earnest Money shall be applied as provided in Section 3(a) above.

(e)          Within two (2) business days following the Effective Date, Sellers shall request a written waiver (collectively, the “Purchase Option Waivers”) by the Tenants, Ground Lessors, and the condominium association for the Condo Properties of any rights of first refusal or rights of first offer such parties may have pursuant to the Leases, the Ground Leases, or the Condo Documents, as applicable, to purchase any of the Properties from Sellers.

(f)          With respect to any of the Leasehold Properties, in the event the applicable Ground Lease shall be subject to being extinguished by a foreclosure of a mortgage on the underlying fee estate, the Seller must cause the applicable fee mortgagee to execute a non-disturbance agreement satisfactory to Buyer as a condition to Closing.

(g)          If any Ground Lease or a memorandum thereof is not of record, it shall be a condition of Closing that Seller shall have obtained from the applicable Ground Lessor a memorandum of Ground Lease in form and substance acceptable to Buyer (the “Memo of Ground Lease”). Within five (5) business days following the Effective Date, Seller shall request the Memo of Ground Lease from any Ground Lessor under an unrecorded Ground Lease.

7.          Risk of Loss/Condemnation.     Upon an occurrence of a casualty, condemnation or taking, Sellers shall notify Buyer in writing of same. Until Closing, the risk of loss or damage to the Properties, except as otherwise expressly provided herein, shall be borne by Sellers. In the event all or any portion of the Properties is damaged in any casualty or condemned or taken (or notice of any condemnation or taking is issued) so that (a) with respect to multi-tenant Properties, any Tenant leasing greater than twenty percent (20%) of the rentable square footage of any Property leased on the date hereof has exercised a right of termination under its Lease, (b) with respect to the Leasehold Properties, the applicable Ground Lessor has exercised a right of termination under the Ground Lease, (c) with respect to single-tenant properties, the Tenant has exercised a right of termination under its Lease, or (d) with respect to any casualty, if the cost to repair such casualty would exceed $500,000 per Property, or (c) with respect to any condemnation, any Improvements or access to the Properties or more than five percent (5%) of any Property is (or will be) condemned or taken, then, Buyer may elect to terminate this Agreement with respect to (but only with respect to) the affected Properties by providing written notice of such termination to Sellers within ten (10) business days after Buyer’s receipt of written notice of such condemnation, taking or damage, upon which termination, the Purchase Price and Earnest Money shall be prorated as provided in Section 3(a) above, and the pro rata

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portion of the Earnest Money applicable to the affected Properties, together with all interest earned thereon, shall be returned to Buyer and neither party hereto shall have any further rights, obligations or liabilities under this Agreement, except as otherwise expressly set forth herein. With respect to any condemnation or taking (of any notice thereof), if Buyer does not elect to cancel this Agreement as aforesaid, there shall be no abatement of the Purchase Price and Sellers shall assign to Buyer at the Closing, the rights of Sellers to the awards, if any, for the condemnation or taking, and Buyer shall be entitled to receive and keep all such awards. With respect to a casualty, if Buyer does not elect to terminate this Agreement or does not have the right to terminate this Agreement as aforesaid, there shall be no abatement of the Purchase Price and Sellers shall assign to Buyer at the Closing, the rights of Sellers to the proceeds under Sellers’ insurance policies covering such Properties with respect to such damage or destruction (or pay to Buyer any such proceeds received prior to Closing) and pay to Buyer the amount of any deductible with respect thereto, and Buyer shall be entitled to receive and keep any monies received from such insurance policies (other than any rent loss or business interruption insurance proceeds for the period prior to the Closing Date).

8.          Earnest Money Disbursement.     The Earnest Money shall be held by Escrow Agent, in trust, and disposed of only in accordance with the following provisions:

(a)          If the Closing occurs, Escrow Agent shall deliver the Earnest Money to, or upon the instructions of, Sellers and Buyer on the Closing Date to be applied as part payment of the Purchase Price (subject to the express provisions hereof with regard to partial Closings and proration of the Purchase Price and Earnest Money). If for any reason the Closing does not occur, Escrow Agent shall deliver the Earnest Money to Sellers or Buyer only upon receipt of a written demand therefor from such party, subject to the following provisions of this clause (a). Subject to the last sentence of this clause (a), if for any reason the Closing does not occur and either party makes a written demand (the “Demand”) upon Escrow Agent for payment of the Earnest Money, Escrow Agent shall give written notice to the other party of the Demand within one (1) business day after receipt of the Demand. If Escrow Agent does not receive a written objection from the other party to the proposed payment within five (5) business days after the giving of such notice by Escrow Agent, Escrow Agent is hereby authorized to make the payment set forth in the Demand. If Escrow Agent does receive such written objection within such period, Escrow Agent shall continue to hold such amount until otherwise directed by written instructions signed by Sellers and Buyer or a final judgment of a court. Notwithstanding the foregoing provisions of this clause (a), if Buyer delivers a notice to Escrow Agent and Sellers stating that Buyer has terminated this Agreement with respect to one or more of the Properties on or prior to the expiration of the Due Diligence Period, then Escrow Agent shall immediately return the applicable portion of the Earnest Money, together with all interest earned thereon, to Buyer without the necessity of delivering any notice to, or receiving any notice from Sellers.

(b)          The parties acknowledge that Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that Escrow Agent shall not be deemed to be the agent of either of the parties, and that Escrow Agent shall not be liable to either of the parties for any action or omission on its part taken or made in good faith, and not in disregard of this Agreement, but shall be liable for its negligent acts and for any liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred by Sellers or Buyer resulting from Escrow Agent’s mistake of law respecting the scope or nature of Escrow Agent’s duties.

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Sellers and Buyer shall jointly and severally indemnify and hold Escrow Agent harmless from and against all liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred in connection with the performance of Escrow Agent’s duties hereunder, except with respect to actions or omissions taken or made by Escrow Agent in bad faith, in disregard of this Agreement or involving negligence on the part of Escrow Agent. Escrow Agent has executed this Agreement in the place indicated on the signature page hereof in order to confirm that Escrow Agent has received and shall hold the Earnest Money in escrow, and shall disburse the Earnest Money pursuant to the provisions of this Section 8.

9.          Default

(a)          In the event that Sellers are ready, willing and able to close in accordance with the terms and provisions hereof, and Buyer defaults in any of its obligations undertaken in this Agreement, Sellers shall be entitled, as their sole and exclusive remedy, to either: (i) if Buyer is willing to proceed to Closing, waive such default and proceed to Closing in accordance with the terms and provisions hereof; or (ii) declare this Agreement to be terminated, and Sellers shall be entitled to immediately receive all of the Earnest Money as liquidated damages as and for Sellers’ sole remedy. Upon such termination, neither Buyer nor Sellers shall have any further rights, obligations or liabilities hereunder, except as otherwise expressly provided herein. Sellers and Buyer agree that (a) actual damages due to Buyer’s default hereunder would be difficult and inconvenient to ascertain and that such amount is not a penalty and is fair and reasonable in light of all relevant circumstances, (b) the amount specified as liquidated damages is not disproportionate to the damages that would be suffered and the costs that would be incurred by Sellers as a result of having withdrawn the Properties from the market, and (c) Buyer desires to limit its liability under this Agreement to the amount of the Earnest Money paid in the event Buyer fails to complete Closing, and such amount shall be paid to Sellers as liquidated damages and as Sellers’ sole remedy hereunder. Sellers hereby waive any right to recover the balance of the Purchase Price, or any part thereof, and the right to pursue any other remedy permitted at law or in equity against Buyer.

(b)          In the event of a default in the obligations herein taken by Sellers with respect to any one or more of the Properties, Buyer may, as its sole and exclusive remedy, either: (i) waive any unsatisfied conditions and proceed to Closing in accordance with the terms and provisions hereof; (ii) terminate this Agreement solely with respect to the Properties to which the default is applicable by delivering written notice thereof to Sellers no later than Closing, upon which termination the Purchase Price and Earnest Money shall be prorated as provided in Section 3(a) above, and the portion of the Earnest Money applicable to the affected Properties, together with all interest earned therein, shall be refunded to Buyer, Sellers shall pay to Buyer all of the out-of-pocket costs and expenses incurred by Buyer in connection with this Agreement, not to exceed $25,000 per Property, which return and payment shall operate to terminate this Agreement and release Sellers and Buyer from any and all liability hereunder, except those which are specifically stated herein to survive any termination hereof; (iii) enforce specific performance of Sellers’ obligations hereunder; or (iv) by notice to Sellers given on or before the Closing Date, extend the Closing Date for a period of up to thirty (30) days (the “Closing Extension Period”), and the “Closing Date” shall be moved to the last day of the Closing Extension Period. If Buyer so extends the Closing Date, then Sellers may, but shall not be obligated to, cause said conditions to be satisfied during the Closing Extension Period. If Sellers

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do not cause said conditions to be satisfied during the Closing Extension Period, then Buyer shall have the remedies set forth in Section 9(b) (i) through (iii) above except that the term “Closing” shall read “Extended Closing”.

(c)          Sellers shall have no liability after Closing for the breach of any representations, warranties or covenants set forth in this Agreement and any closing documents delivered pursuant hereto except to the extent the loss suffered by Buyer as a result of such breaches exceeds $50,000 for each Property to which the loss is applicable, and in no event shall each Sellers’ liability after Closing under this Agreement and any closing documents delivered pursuant hereto as a result of such breaches exceed, with respect to each such breach, two and one-half percent (2.5%) of the portion of the Purchase Price allocable to each Seller’s Property to which such breach may be applicable (the “Liability Limitation”).

(d)          NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE AND RELEASE ANY RIGHT, POWER OR PRIVILEGE EITHER MAY HAVE TO CLAIM OR RECEIVE FROM THE OTHER PARTY ANY PUNITIVE, EXEMPLARY, STATUTORY OR TREBLE DAMAGES OR ANY INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY BREACH OF ITS OBLIGATIONS UNDER THIS AGREEMENT, THE PARTIES HEREBY ACKNOWLEDGING AND AGREEING THAT THE REMEDIES HEREIN PROVIDED, WILL IN ALL CIRCUMSTANCES BE ADEQUATE. THE FOREGOING WAIVER AND RELEASE SHALL APPLY IN ALL ACTIONS OR PROCEEDINGS BETWEEN THE PARTIES.

(e)          NO PARTY SHALL HAVE THE RIGHT TO SEEK A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND EACH WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE TERMS OF THIS AGREEMENT OR ANY CLOSING DOCUMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH PARTY, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. ANY PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH PARTY HERETO.

10.         Closing. Each Closing shall consist of the execution and delivery of documents by Sellers and Buyer, as set forth below, and delivery by Buyer to Sellers of the Purchase Price in accordance with the terms of this Agreement. Sellers shall deliver to Escrow Agent for the benefit of Buyer at each Closing the following executed documents:

(a)          A Special Warranty Deed, executed by the owner of each of the Fee Simple Properties and each of the Condo Properties, in a form reasonably acceptable to Buyer and Sellers for each applicable jurisdiction (collectively, the “Deeds”, and each a “Deed”);

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(b)          An Assignment and Assumption of Ground Lease, executed by the owner of each of the Leasehold Properties, in the form attached hereto as Exhibit C (the “Assignment and Assumption of Ground Lease”);

(c)          [Intentionally Omitted];

(d)          An Assignment and Assumption of Leases, Guaranties and Security Deposits, executed by each Seller, in the form attached hereto as Exhibit D;

(e)          A Bill of Sale for the personal property, if any, executed by each Seller, in the form attached hereto as Exhibit E;

(f)          An Assignment and Assumption of Contracts, Permits, Licenses and Warranties, executed by each Seller, in the form attached hereto as Exhibit F;

(g)          Original Estoppel Certificates obtained from Tenants and any applicable Guarantors under Sections 6(c) and 6(d), dated no earlier than forty-five (45) days prior to the date of Closing. In addition, the business terms of each Estoppel Certificate must be in accordance with and not contradict the corresponding Lease. If any Lease and any amendments, bearing the original signatures of the landlord and tenant thereunder will not be delivered to Buyer at Closing, a copy thereof confirming that the copy is true, correct and complete shall be attached to the corresponding Estoppel Certificate;

(h)          To the extent obtained by Seller, REA Estoppel Certificates as may be reasonably requested by Buyer;

(i)          If applicable, an original fee mortgagee non-disturbance agreement executed by the mortgagee of the fee estate in the applicable Leasehold Property and notarized;

(j)          An original Ground Lessor Estoppel Certificate from each Ground Lessor dated no earlier than forty-five (45) days prior to the date of Closing. In addition, the business terms of the Ground Lessor Estoppel Certificate must be in accordance with and not contradict the Ground Lease. If the Ground Lease and any amendments, bearing the original signatures of the Ground Lessor and Seller thereunder will not be delivered to Buyer at Closing, a copy thereof confirming that the copy is true, correct and complete shall be attached to the Ground Lessor Estoppel Certificate;

(k)          A settlement statement setting forth the Purchase Price, all prorations and other adjustments to be made pursuant to the terms hereof, and the funds required for Closing as contemplated hereunder;

(l)          All transfer tax statements, declarations and filings as may be necessary or appropriate for purposes of recordation of each Assignment and Assumption of Ground Lease;

(m)          Good standing certificates and corporate resolutions or member or partner consents, as applicable, and such other authority documents as reasonably requested by Escrow Agent;

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(n)          To the extent in Sellers’ possession or control, originals of the Warranties (as hereinafter defined) together with any documents necessary to re-issue them at Buyer’s expense, to Buyer or Tenant, as requested by Buyer;

(o)          A certificate pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended, or the regulations issued pursuant thereto, certifying the non-foreign status of Sellers;

(p)          An owner’s title affidavit as to mechanics’ liens and possession and other matters in customary form reasonably acceptable to Escrow Agent;

(q)          With respect to each Tenant, a Letter to Tenant in the form of Exhibit H attached hereto, with such changes as Buyer might reasonably require;

(r)          A bring down certificate with respect to Sellers’ representations and warranties provided herein in a form reasonably satisfactory to Sellers and Buyer with such exceptions as may be noted therein;

(s)          The agreement documenting the Loan Assumption and any other documents reasonably required by the Lender;

(t)          An update of any Tenant financials delivered to Buyer pursuant to Section 6(b)(xiii) hereof which are received by Sellers after the date hereof;

(u)          All records (including originals) within Sellers’ or Sellers’ managing agent’s possession or control reasonably required for the continued operation of the Properties, including but not limited to, service contracts, plans, surveys, the Ground Leases, Leases, Guaranties, lease files, licenses, permits, warranties, and records of current expenditures for repairs and maintenance;

(v)         If applicable, an original Memo of Ground Lease signed by the applicable Ground Lessor and notarized; and

(w)          Such other instruments as are reasonably required by Buyer or Escrow Agent to close the escrow and consummate the purchase of the Properties in accordance with the terms hereof.

At Closing, Buyer shall instruct Escrow Agent to deliver the Earnest Money, together with all interest earned thereon, to Sellers, which shall be applied to the Purchase Price, shall deliver the balance of the Purchase Price to Sellers and shall execute and deliver execution counterparts of the applicable closing documents referenced in this Section 10. Buyer shall have the right to advance the Closing upon five (5) business days prior written notice to Sellers; provided that all conditions precedent to both Buyer’s and Sellers’ respective obligations to proceed with Closing under this Agreement have been satisfied (or, if there are conditions to a party’s obligation to proceed with Closing that remain unsatisfied, such conditions have been waived by such party). Buyer shall have a one-time right to extend the Closing for up to fifteen (15) business days upon written notice to Sellers to be received by Sellers on or prior to the date scheduled for the Closing. If Buyer timely exercises this right to extend, any document that

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Sellers are obligated to provide that is “time sensitive” does not need to be provided again by Sellers. The Closing shall be held through the mail, by delivery in escrow of the closing documents to the Escrow Agent, on or prior to the Closing or such other place or manner as the parties hereto may mutually agree.

11.         Representations by Sellers. For the purpose of inducing Buyer to enter into this Agreement and to consummate the sale and purchase of the Properties in accordance herewith, each Seller individually makes the following representations and warranties to Buyer as of the date hereof:

(a)          Seller is duly formed, validly existing and in good standing under the laws of its state of organization, and to the extent required by law, the State in which the Seller’s Property is located. Seller has the power and authority to execute and deliver this Agreement and all closing documents to be executed by Seller, and to perform all of Seller’s obligations hereunder and thereunder. Neither the execution and delivery of this Agreement and all closing documents to be executed by Seller, nor the performance of the obligations of Seller hereunder or thereunder will result in the violation of any law or any provision of the organizational documents of Seller or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Seller is bound. The execution, delivery and performance of this Agreement does not require the consent or approval of any court, administrative or governmental authority and does not result in the creation or imposition of any lien or equity of any kind whatsoever upon, or give to any other person any interest or right (including any right of termination or cancellation) in or with respect to, any material agreement to which Seller is a party or the business or operations of Seller or any of its properties or assets;

(b)          Seller has not received any written notice of any current or pending litigation, condemnation proceeding or tax appeals affecting Seller or Seller’s Property and Seller does not have any actual knowledge of any pending litigation or tax appeals against Seller or Seller’s Property; Seller has not initiated, nor is Seller participating in, any action for a change or modification in the current subdivision, site plan, zoning or other land use permits for Seller’s Property;

(c)          Seller has not entered into any contracts or agreements for the providing of goods or services with respect to Seller’s Property which will be binding upon Buyer after the Closing other than the contracts and agreements referenced on Schedule 11(c), annexed hereto which will be assigned to Buyer at Closing;

(d)          With respect to the Loan, the owners of the Properties contained in the Panama City Portfolio make the following representations and warranties: (i) attached hereto as Schedule 11(d) is a complete list of the Loan Documents; (ii) the Loan Documents are valid and in full force and effect on the date hereof; and (iii) to Seller’s actual knowledge, no Event of Default (as defined in the Loan Documents) has occurred and is continuing, nor, to Seller’s actual knowledge, has any material event or omission occurred which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default by Seller thereunder;

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(e)          Except for violations which have been cured or remedied on or before the date hereof, Seller has not received any written notice from (or delivered any notice to) any governmental authority regarding any violation of any law applicable to Seller’s Property;

(f)          Seller is the sole owner of the leasehold estate, fee simple title, or condominium interest, as applicable, in Seller’s Property, and Seller is the sole owner of the entire lessor’s interest in each Lease in effect with respect to Seller’s Property. This subsection 11(f) shall terminate at the Closing, and Sellers shall have no liability under this subsection 11(f) after Closing;

(g)          With respect to each Lease applicable to each Seller’s Property, except as set forth in Schedule 11(g) attached hereto: (i) the Lease forwarded to Buyer under Section 6(b) is a true, correct and complete copy of the Lease; (ii) to Seller’s actual knowledge, the Lease is in full force and effect and there is no material default thereunder; (iii) no brokerage or leasing commissions or other similar compensation is or will be due or payable to any person, firm, corporation or other entity with respect to or on account of the current term of the Lease or any extension or renewal thereof; (iv) all tenant improvement work required to be performed by the landlord under the Lease up to the date of Closing has been completed or will be completed, at Seller’s expense, prior to the Closing, except as set forth on Schedule 11(g) attached hereto (with Buyer to receive a credit for such unperformed tenant improvement work or for Buyer to assume the obligation to perform such unperformed tenant improvement work, in each case, as set forth on Schedule 11(g) attached hereto); (v) Tenant has not prepaid any rents as of the date hereof by more than thirty (30) days nor has Tenant delivered a security deposit, letter of credit or other security in connection with the Lease, except as set forth on Schedule 11(g) attached hereto; (vi) Tenant has not made any request to Seller for any assignment, transfer, or subletting in connection with all or a portion of the premises demised to Tenant which is presently pending or under consideration by Seller; (vii) Seller represents and warrants to Buyer that Seller has heretofore billed Tenant for all fixed rent and additional rent due under the Lease as of the date hereof; (viii) Seller has no outstanding obligation to provide Tenant with an allowance to construct, or to construct at its own expense, any tenant improvement, except as may be set forth in Schedule 11(g) hereto (with Buyer to receive a credit for such unpaid tenant allowance or such unperformed construction work or for Buyer to assume the obligation to pay such unpaid tenant allowance or perform such unperformed construction work, in each case, as set forth on Schedule 11(g) attached hereto); and (ix) the current monthly base rent for the Lease, the annual percentage increase in the base rent and the date of the next increase in base rent are as set forth on Schedule 11(g)-1 attached hereto;

(h)          There are no occupancy rights, leases or tenancies affecting Seller’s Property other than the applicable Leases. Seller has not granted any first right of refusal or other purchase right in favor of any other person or entity, except as may be set forth on Schedule 11(h) hereto; and apart from this Agreement, Seller has not entered into any written agreements for the purchase or sale of Seller’s Property, or any interest therein which has not been terminated;

(i)          The transactions contemplated hereby either (i) will not constitute a sale of all or substantially all the assets of Seller, or (ii) if such transaction does constitute a sale of all or substantially all the assets of any Seller, Seller shall provide to Buyer at Closing an excise tax

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lien waiver or such other reasonably obtainable instruments evidencing compliance with laws or payment of taxes to the extent required by the law of the relevant state, or an indemnification from a party reasonably acceptable to Buyer for any resulting liability with respect to the period prior to the Closing;

(j)          To Seller’s actual knowledge, Schedule 11(j) attached hereto is a true, correct and complete listing of all material warranties in effect for Seller’s Property (the “Warranties”);

(k)          Seller is not a “foreign person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code;

(l)          With respect to each Guaranty applicable to the Leases on Seller’s Property: (i) the Guaranty forwarded to Buyer under Section 6(b) is a true, correct and complete copy of the Guaranty; and (ii) to Seller’s actual knowledge, the Guaranty is in full force and effect and there is no material default thereunder;

(m)          The Ground Leases forwarded to Buyer under Section 6(b) are true, correct and complete copies of the Ground Leases. To Seller’s actual knowledge, the Ground Leases are in full force and effect and there are no material defaults thereunder;

(n)          There are no employees currently employed by Seller at Seller’s Property who will remain employed following the Closing Date. Seller will not enter into any negotiations or execute any contract with a labor union between the date hereof and the Closing; and

(o)          With respect to each Condo Property: (a) Seller is current in the payment of assessments imposed by the board of directors of the condominium association due in respect of such Property; (b) Seller has received no written notice of any increase in assessments or any proposed special assessment in respect of such Property; and (c) Seller has received no written notice claiming a material default or breach by Seller as a unit owner under the condominium documents for such Property.

As used herein, the term "Seller’s actual knowledge" means the actual knowledge of Steve Bolen, Jeff Zaleon and Shaun Broome and shall not include any imputed or constructive knowledge; and such persons shall not have any personal liability or be obligated to perform any due diligence investigations in connection with making any representations or warranties herein. The representations and warranties of Sellers shall survive Closing for a period of one hundred eighty (180) days after Closing (the “Survival Period”). If Buyer is aware at Closing or receives any information prior to Closing which indicates that any of Sellers’ representations or warranties in this Agreement are not true as of the Closing and Buyer elects nonetheless to proceed with the Closing, Buyer shall be deemed to have waived any claim for breach of such representation or warranty. In addition, Sellers shall be relieved of any liability for the representations and warranties contained herein with respect to any Ground Lease or any Lease to the extent Buyer has received an estoppel certificate covering the representations and warranties set forth herein from the other party to the Ground Lease or such Lease, as the case may be.

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LaSalle Medical Office Fund II, a Maryland real estate investment trust, joins herein for the purpose of (but solely for the purpose of) guaranteeing each of the Seller’s obligations to survive Closing under this Section 11.

12.         Representations by Buyer. Buyer represents and warrants to, and covenants with, Sellers as follows:

(a)          Buyer is duly formed, validly existing and in good standing under the laws of Delaware, is authorized to consummate the transaction set forth herein and fulfill all of its obligations hereunder and under all closing documents to be executed by Buyer, and has all necessary power to execute and deliver this Agreement and all closing documents to be executed by Buyer, and to perform all of Buyer’s obligations hereunder and thereunder. This Agreement and all closing documents to be executed by Buyer have been duly authorized by all requisite corporate or other required action on the part of Buyer and are the valid and legally binding obligation of Buyer, enforceable in accordance with their respective terms. Neither the execution and delivery of this Agreement and all closing documents to be executed by Buyer, nor the performance of the obligations of Buyer hereunder or thereunder will result in the violation of any law or any provision of the organizational documents of Buyer or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Buyer is bound.

(b)          Buyer has not received any written notice that there is currently pending any proceedings, legal, equitable or otherwise, against Buyer which would affect its ability to perform its obligations hereunder.

(c)          Buyer is not and is not acting on behalf of an "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, a "plan" within the meaning of Section 4975 of the Internal Revenue Code of 1986, as amended, or an entity deemed to hold "plan assets" within the meaning of 29 C.F.R. § 2510.3-101 of any such employee benefit plan or plans.

The representations and warranties of Buyer shall survive Closing for a period of one hundred eighty (180) days after Closing.

13.         Conditions Precedent to Buyer’s Obligations. Buyer’s obligation to pay the Purchase Price, and to accept title to the Properties, shall be subject to compliance by Sellers with the following conditions precedent on and as of the date of Closing:

(a)          Sellers shall deliver to Buyer on or before the Closing the items set forth in Section 10 above;

(b)          Provided Buyer has paid all charges due from Buyer in connection therewith, Buyer shall receive from Escrow Agent or any other title insurer approved by Buyer in its judgment and discretion, a current ALTA owner’s or leasehold form of title insurance policy, or irrevocable and unconditional binder to issue the same, for each Property, with extended coverage for the applicable Property in the amount of the Purchase Price allocated thereto, dated,

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or updated to, the date of the Closing, insuring, or committing to insure, Buyer’s title in the leasehold estate, fee simple estate, or condominium interest, as applicable, in the Property and otherwise in such form and with such endorsements as provided in the title commitment approved by (or deemed approved by) Buyer pursuant to Section 6 hereof and subject only to the Permitted Exceptions (the “Title Policies” and each, a “Title Policy”);

(c)          Each Tenant shall be in possession of a substantial portion of the premises demised under its Lease and paying full and unabated rent under such Lease and no Tenant shall have assigned its Lease or sublet the Property, except as permitted in its Lease;

(d)          The representations and warranties of Sellers contained in this Agreement shall have been true when made and shall be true in all material respects at and as of the date of Closing as if such representations and warranties were made at and as of the Closing, and Sellers shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Sellers prior to or at the Closing;

(e)          Sellers shall have delivered to Buyer a written waiver by the Tenants, Ground Lessors, and the condominium association for the Condo Properties of any right of first refusal, right of first offer or other purchase option such parties may have pursuant to the Leases, the Ground Leases, or the Condo Documents, as applicable, to purchase any Seller’s interest in the Property from Seller;

(f)          Lender shall have given approval of the Loan Assumption on the terms described in Section 3(b) hereof; and

(g)          If required under the terms of any Ground Lease, the Ground Lessor shall have consented in writing to the Seller’s assignment of the Ground Lease to Buyer.

In the event that any of the foregoing conditions precedent have not been satisfied or waived by Buyer as of Closing Date with respect to any one or more Properties, as such date may be extended pursuant to the terms hereof, Buyer shall have the right to terminate this Agreement with respect to (but only with respect to) the affected Property or Properties, upon which termination the Purchase Price and Earnest Money shall be prorated as provided in Section 3(a) above, and the portion of the Earnest Money applicable to the affected Properties shall be refunded to Buyer, and with respect to a failure under Sections (a), (d) or (e) above, Sellers shall pay to Buyer upon receipt of reasonable documentary evidence of all of the out-of-pocket costs and expenses actually incurred by Buyer in connection with this Agreement, not to exceed $15,000 with respect to each affected Property, which return and payment shall operate to terminate this Agreement and release Sellers and Buyer from any and all liability hereunder, except those which are specifically stated herein to survive any termination hereof.

14.         Conditions Precedent to Sellers’ Obligations. Sellers’ obligation to deliver title to the Properties shall be subject to compliance by Buyer with the following conditions precedent on and as of the date of Closing:

(a)          Buyer shall deliver to Escrow Agent on the Closing Date the remainder of the Purchase Price, subject to adjustment of such amount pursuant to Section 4 hereof;

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(b)          The representations and warranties of Buyer contained in this Agreement shall have been true when made and shall be true in all material respects at and as of the date of Closing as if such representations and warranties were made at and as of the Closing, and Buyer shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Buyer prior to or at the Closing;

(c)          Lender shall have given approval of the Loan Assumption on the terms described in Section 3(b) hereof; and

(d)          Each Ground Lessor shall have consented in writing to Seller’s assignment of the Ground Lease to Buyer.

15.         Notices. Unless otherwise provided herein, all notices and other communications which may be or are required to be given or made by any party to the other in connection herewith shall be in writing and shall be deemed to have been properly given and received on the date: (i) delivered by facsimile transmission or by electronic mail (e.g. email), (ii) delivered in person, (iii) deposited in the United States mail, registered or certified, return receipt requested, or (iv) deposited with a nationally recognized overnight courier, to the addresses set out in Section 1, or at such other addresses as specified by written notice delivered in accordance herewith. Notwithstanding the foregoing, Sellers and Buyer agree that notice may be given on behalf of each party by the counsel for each party and notice by such counsel in accordance with this Section 15 shall constitute notice under this Agreement.

16.         Sellers Covenants. Each Seller individually agrees that it: (a) shall continue to operate and manage its Property in the same manner in which Seller has previously operated and managed its Property; (b) shall, subject to Section 7 hereof and subject to reasonable wear and tear, maintain its Property in the same (or better) condition as it exists on the date hereof; and (c) shall not, without Buyer’s prior written consent, which, after the expiration of the Due Diligence Period may be withheld in Buyer’s sole discretion: (i) amend any Ground Lease or the Leases applicable to Seller’s Property in any manner, nor enter into any new lease, license agreement or other occupancy agreement with respect to its Property; (ii) consent to an assignment of any Ground Lease or any Lease or a sublease of the premises demised thereunder or a termination or surrender thereof except to the extent Seller is required by the terms thereof to consent to any assignment or sublease of any Lease, in which case Seller shall provide written notice to Buyer of such assignment or sublease promptly after its receipt of Tenant’s request for consent to such assignment or sublease; (iii) terminate any Ground Lease or any Lease nor release any guarantor of or security for any Lease unless required by the express terms of such Lease; and/or (iv) cause, permit or consent to an alteration of the premises demised under any Ground Lease or the Leases (unless such consent is non-discretionary). Sellers shall promptly inform Buyer in writing of any material event which Sellers have actual knowledge of occurring after the date hereof and prior to the Closing, is specific to the Properties and adversely and materially affects the ownership, use, occupancy or maintenance of the Properties, whether insured or not.

17.         Survival; Limitation on Liability. Except as expressly set forth herein, none of the terms and provisions herein shall survive the Closing. Any obligation or liability of either of the parties hereunder shall be enforceable only against, and payable only out of, the property of

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such party, and in no event shall any officer, director, shareholder, partner, beneficiary, agent, advisor or employee of either party be held to any personal liability whatsoever or be liable for any of the obligations of the parties hereunder.

18.         Performance on Business Days. A "business day" is a day which is not a Saturday, Sunday or legal holiday recognized by the Federal Government. Furthermore, if any date upon which or by which action is required under this Agreement is not a business day, then the date for such action shall be extended to the first day that is after such date and is a business day.

19.         Entire Agreement. This Agreement constitutes the sole and entire agreement among the parties hereto and no modification of this Agreement shall be binding unless in writing and signed by all parties hereto. No prior agreement or understanding pertaining to the subject matter hereof (including, without limitation, any letter of intent executed prior to this Agreement) shall be valid or of any force or effect from and after the date hereof.

20.         Severability. If any provision of this Agreement, or the application thereof to any person or circumstance, shall be invalid or unenforceable, at any time or to any extent, then the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law

21.         No Representations or Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN THE DOCUMENTS TO BE DELIVERED BY SELLERS TO BUYER AT CLOSING, BUYER ACKNOWLEDGES AND AGREES THAT SELLERS HAVE NOT MADE, DO NOT MAKE AND SPECIFICALLY NEGATE AND DISCLAIM ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTIES, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTIES, (C) THE SUITABILITY OF THE PROPERTIES FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER OR ANY TENANT MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTIES OR THEIR OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTIES, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTIES, (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTIES, OR (H) COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE EXISTENCE IN OR ON THE PROPERTIES OF HAZARDOUS MATERIALS OR (I) ANY OTHER MATTER WITH RESPECT TO THE PROPERTIES; AND BUYER HEREBY WAIVES ANY RIGHT TO MAKE ANY CLAIM

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BASED ON ANY OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, ANY RIGHT TO MAKE ANY CLAIM AGAINST SELLERS BASED ON THE VIOLATION OF ANY ENVIRONMENTAL LAWS, EXCEPT TO THE EXTENT SUCH CLAIM ARISES OUT OF ANY REPRESENTATION, WARRANTIES, PROMISE, COVENANT, AGREEMENT OR GUARANTY EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN THE DOCUMENTS TO BE DELIVERED BY SELLERS TO BUYER AT CLOSING. ADDITIONALLY, NO PERSON ACTING ON BEHALF OF SELLERS IS AUTHORIZED TO MAKE, AND BY EXECUTION HEREOF BUYER ACKNOWLEDGES THAT NO PERSON HAS MADE, ANY REPRESENTATION, AGREEMENT, STATEMENT, WARRANTY, GUARANTY OR PROMISE REGARDING THE PROPERTIES OR THE TRANSACTION CONTEMPLATED HEREIN; AND NO SUCH REPRESENTATION, WARRANTY, AGREEMENT, GUARANTY, STATEMENT OR PROMISE IF ANY, MADE BY ANY PERSON ACTING ON BEHALF OF SELLERS SHALL BE VALID OR BINDING UPON SELLERS UNLESS EXPRESSLY SET FORTH IN THIS AGREEMENT. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTIES, BUYER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTIES AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLERS, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN THE DOCUMENTS TO BE DELIVERED BY SELLERS TO BUYER AT CLOSING, AND AGREES TO ACCEPT THE PROPERTIES AT THE CLOSING AND WAIVE ALL OBJECTIONS OR CLAIMS AGAINST SELLERS (INCLUDING, BUT NOT LIMITED TO, ANY RIGHT OR CLAIM OF CONTRIBUTION) ARISING FROM OR RELATED TO THE PROPERTIES OR TO ANY HAZARDOUS MATERIALS ON THE PROPERTIES, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN THE DOCUMENTS TO BE DELIVERED BY SELLERS TO BUYER AT CLOSING. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTIES WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLERS HAVE NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKE NO REPRESENTATIONS AS TO THE ACCURACY, TRUTHFULNESS OR COMPLETENESS OF SUCH INFORMATION, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT. SELLERS ARE NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENT, REPRESENTATION OR INFORMATION PERTAINING TO THE PROPERTIES, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, CONTRACTOR, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON OTHER THAN SELLERS PURSUANT TO THE EXPRESS TERMS OF THIS AGREEMENT OR THE DOCUMENTS TO BE DELIVERED BY SELLERS TO BUYER AT CLOSING. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN THE DOCUMENTS TO BE DELIVERED BY SELLERS TO BUYER AT CLOSING, BUYER FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTIES AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT ALL OF THE PROPERTIES ARE SOLD BY SELLERS AND PURCHASED BY BUYER SUBJECT TO THE FOREGOING. THE

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PROVISIONS OF THIS SUBSECTION SHALL SURVIVE THE CLOSING OR ANY TERMINATION HEREOF.

22.         Applicable Law. This Agreement shall be construed under the laws of the State or Commonwealth in which each of the Properties are located, without giving effect to any state's conflict of laws principles.

23.         Tax-Deferred Exchange. Buyer and Sellers respectively acknowledge that the purchase and sale of the Properties contemplated hereby may be part of a separate exchange (an “Exchange”) being made by each party pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated with respect thereto. In the event that either party (the “Exchanging Party”) desires to effectuate such an exchange, then the other party (the “Non-Exchanging Party”) agrees to cooperate fully with the Exchanging Party in order that the Exchanging Party may effectuate such an exchange; provided, however, that with respect to such Exchange (a) all additional costs, fees and expenses related thereto shall be the sole responsibility of, and borne by, the Exchanging Party; (b) the Non-Exchanging Party shall incur no additional liability as a result of such exchange; (c) the contemplated exchange shall not delay any of the time periods or other obligations of the Exchanging Party hereby, and without limiting the foregoing, the scheduled date for Closing shall not be delayed or adversely affected by reason of the Exchange; (d) the accomplishment of the Exchange shall not be a condition precedent or condition subsequent to the Exchanging Party's obligations under the Agreement; (e) the Non-Exchanging Party shall not be required to hold title to any land other than the Properties for purposes of the Exchange, and (f) the Exchanging Party shall not be relieved of its obligations hereunder. The Exchanging Party agrees to defend, indemnify and hold the Non-Exchanging Party harmless from any and all liability, damage or cost, including, without limitation, reasonable attorney's fees that may result from Non-Exchanging Party's cooperation with the Exchange. The Non-Exchanging Party shall not, by reason of the Exchange, (i) have its rights under this Agreement, including, without limitation, any representations, warranties and covenants made by the Exchanging Party in this Agreement (including but not limited to any warranties of title, which, if any Seller is the Exchanging Party, shall remain warranties of Seller), or in any of the closing documents (including but not limited to any warranties of title, which, if any Seller is the Exchanging Party, shall remain warranties of Seller) contemplated hereby, adversely affected or diminished in any manner, or (ii) be responsible for compliance with or deemed to have warranted to the Exchanging Party that the Exchange complies with Section 1031 of the Code.

24.         Broker’s Commissions. Buyer and Sellers each hereby represent that, except for the Broker listed herein, there are no other brokers involved or that have a right to proceeds in this transaction. Sellers shall be responsible for payment of commissions to the Broker pursuant to a separate written agreement executed by Sellers. Sellers and Buyer each hereby agree to indemnify and hold the other harmless from all loss, cost, damage or expense (including reasonable attorneys' fees at both trial and appellate levels) incurred by the other as a result of any claim arising out of the acts of the indemnifying party (or others on its behalf) for a commission, finder's fee or similar compensation made by any broker, finder or any party who claims to have dealt with such party (except that Buyer shall have no obligations hereunder with respect to any claim by Broker). Sellers shall pay the commission of Broker in full at the

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Closing. The representations, warranties and indemnity obligations contained in this section shall survive the Closing or the earlier termination of this Agreement.

25.         Assignment. Buyer may not assign its rights under this Agreement except to an entity which is an affiliate of Buyer, provided, however, that no such assignment shall relieve Buyer of any of its obligations hereunder until Closing is complete. Buyer is entering into this Agreement for and on behalf of related special purpose entities listed on Schedule 25 hereto (each, an “Approved Assignee”) and intends to assign to each Approved Assignee its rights hereunder prior to Closing. The notice address for the Approved Assignees is 106 York Road, Jenkintown, PA 19046.

26.         Attorneys’ Fees. In any action between Buyer and Sellers as a result of failure to perform or a default under this Agreement, the prevailing party shall be entitled to recover from the other party, and the other party shall pay to the prevailing party, the prevailing party’s reasonable attorneys’ fees and disbursements and court costs incurred in such action.

27.         Time of the Essence. Time is of the essence with respect to each of Buyer’s and Sellers’ obligations hereunder.

28.         Counterparts; Electronic Signatures. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party. Signatures on this Agreement which are transmitted electronically shall be valid for all purposes, however any party shall deliver an original signature on this Agreement to the other party upon request.

29.         No Recording. Sellers shall not record this Agreement, any memorandum of this Agreement, any assignment of this Agreement or any other document which would cause a cloud on the title to the Properties.

30.         Anti-Terrorism. Each party represents to the other party that neither it nor any of its affiliates, are in violation of any Anti-Terrorism Law (as hereinafter defined) or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law. “Anti-Terrorism Laws” shall mean any laws relating to terrorism or money laundering, including: Executive Order No. 13224; the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or may hereafter be, renewed, extended, amended or replaced; the applicable laws comprising or implementing the Bank Secrecy Act; and the applicable laws administered by the United States Treasury Department’s Office of Foreign Asset Control (as any of the foregoing may from time to time be amended, renewed, extended, or replaced).

31.         314 Audit. Upon Buyer's request, for a period of one (1) year after Closing, Seller shall make the operating statements and any and all books, records, correspondence, financial data, Leases, delinquency reports and other documents and matters (other than confidential and privileged information) maintained by Seller or its agents and relating to receipts and expenditures reasonably necessary to complete an audit pertaining to the Properties

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for the three (3) most recent full calendar years and the interim period of the current calendar year (collectively, the “Records”) available to Buyer for inspection, copying and audit by Buyer's designated accountants, all at Buyer's expense. Seller shall provide Buyer, but without expense to Seller, with copies of, or access to, such factual and financial information as may be reasonably requested by Buyer or its designated accountants, and in the possession or control of Seller, to enable Buyer to file any filings required by the Securities and Exchange Commission (the “SEC”) in connection with the purchase of the Properties.  Seller understands and acknowledges that Buyer is required to file audited financial statements related to the Properties with the SEC within seventy-one (71) days of the Closing Date and agrees to provide any Records on a timely basis to facilitate Buyer’s timely submission of such audited financial statements.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

BUYER:		SELLERS:

ON BEHALF OF ALL SELLERS LISTED ON EXHIBIT A HEREOF (BUT NOT IN ITS INDIVIDUAL CAPACITY)

AMERICAN REALTY CAPITAL V, LLC a Delaware limited liability company		LASALLE MEDICAL OFFICE FUND II, a Maryland real estate investment trust

By:	/s/ Edward M. Weil, Jr.	By:	/s/ Steven W. Bolen
	Name: Edward M. Weil, Jr.		Name: Steven W. Bolen
	Title: President		Title: President
	Date: 9/3/2013		Date: 8/28/2013

FOR PURPOSES OF THE LAST PARAGRAPH OF SECTION 11 ONLY:

LASALLE MEDICAL OFFICE FUND II,
a Maryland real estate investment trust

		By:	/s/ Steven W. Bolen
Name: Steven W. Bolen
Title: President
Date: 8/28/2013

THE UNDERSIGNED HEREBY ACKNOWLEDGES AND AGREES TO BE BOUND BY THE TERMS OF THIS AGREEMENT RELATING TO ESCROW AGENT AND THE DEPOSIT.

ESCROW AGENT:

CHICAGO TITLE INSURANCE COMPANY

By:	/s/Andrew Bramhall

Name:	Andrew Bramhall

Title:	Commercial Counsel

Date:	8/29/2013

SCHEDULES AND EXHIBITS

Schedule 1(g)	-	Ground Leases

Schedule 1(j)	-	Leases

Schedule 3(a)	-	Purchase Price Allocation

Schedule 4(g)	-	Closing Cost Splits

Schedule 11(c)	-	Assigned Contracts and Agreements

Schedule 11(d)	-	Loan Documents

Schedule 11(g)	-	Exceptions to Lease Representations and Warranties

Schedule 11(g)-1	-	Rent Roll

Schedule 11(h)		ROFR

Schedule 11(j)	-	Warranties

Schedule 25	-	Approved Assignee

Exhibit A	-	Sellers

Exhibit B-1	-	Leasehold Properties

Exhibit B-2	-	Fee Simple Properties

Exhibit B-3	-	Condo Properties

Exhibit C	-	Form of Assignment and Assumption of Ground Lease

Exhibit D	-	Assignment and Assumption of Leases, Guaranties and Security Deposits

Exhibit E	-	Form of Bill of Sale

Exhibit F	-	Form of Assignment and Assumption of Contracts, Permits, Licenses and Warranties

Exhibit G	-	Form of Estoppel Certificate

Exhibit H	-	Form of Tenant Notice

Schedule 1(g)

Ground Leases

Property: Spartanburg MOB
Ground Lessor	Date of Lease	Amendment	Date of Amendment
Spartanburg Regional Health Services District, Inc.	12/20/1984	Memo of Lease	12/20/1984
		1st Amendment	12/30/2002
		Assignment	11/9/2006
		Agreement for Right of First Refusal	2/27/2013

Property: Aventura Medical Plaza
Ground Lessor	Date of Lease	Amendment	Date of Amendment
Miami Beach Healthcare Group, Ltd.	3/21/1995	Memo of Lease	3/21/1995
		1st Amendment	9/22/1998
		Assignment	4/5/2006
		Waiver, Consent and Release Agreement	4/7/2006

Property: Bay Medical MOB
Ground Lessor	Date of Lease	Amendment	Date of Amendment
Bay Medical Center	7/18/2007	Memo of Lease	8/3/2007

Property: Dupont MOB
Ground Lessor	Date of Lease	Amendment	Date of Amendment
St. Joseph Health System LLC	12/11/2000	Memo of Lease	2/21/2001
		Letter Agreement	12/11/2000
		1st Amendment	4/6/2001
		2nd Amendment	1/5/2005

Property: Lutheran Medical Arts
Ground Lessor	Date of Lease	Amendment	Date of Amendment
IOM Health System, L.P.	8/1/2000	Memo of Lease	9/22/2000
		1st Amendment	9/2000
		Consent and Agreement	9/2000

Property: North Florida Medical Park
Ground Lessor	Date of Lease	Amendment	Date of Amendment
Health Services (Delaware), Inc.	7/14/1997	Memo of Lease	7/14/1997
		1st Amendment	3/8/1999
		1st Amendment to Memo of Lease	3/8/1999
		2nd Amendment	Undated
		Assignment	4/5/2006
		Waiver, Consent and Release Agreement	4/7/2006
		3rd Amendment	9/29/2008

Schedule 1(j)

Leases

Property: Bay Medical MOB
Tenant	Date of Lease	Amendment	Date of Amendment
Bay Medical Center	7/18/2007	Assignment	4/2/2012
		1st Amendment	4/2/2013

Property: Bay Medical Plaza
Tenant	Date of Lease	Amendment	Date of Amendment
Bay Medical Center	7/18/2007	1st Amendment	6/30/2008
		*Assignment	4/2/2012
		2nd Amendment	4/2/2013
*There was an error in drafting the Assignment. The Amendments referenced don't exist.

Property: St. Peter's Addiction Recovery Center
Tenant	Date of Lease	Amendment	Date of Amendment
St. Peter's Addiction Recovery Center Inc.	9/11/1989	1st Amendment	10/15/1989
		2nd Amendment	12/1/2003

Property: Crozer Keystone Portfolio (MOB I, MOB II & Healthplex)
Tenant	Date of Lease	Amendment	Date of Amendment
Crozer-Keystone Health System (MOB I & Healthplex)	10/7/2009	1st Amendment	12/15/2010
Crozer-Keystone Health System (MOB II)	10/7/2009	1st Amendment	12/15/2010

Property: North Florida Medical Park
Tenant	Date of Lease	Amendment	Date of Amendment
Tallahassee Med Center	5/31/2011
*C/HCA Capital, Inc.	5/1/1997	1st Amendment	5/29/2009
		2nd Amendment	4/23/2012
Capital Regional Healthcare, LLC	4/23/1998	Assignment of Lease	2/1/2008
		Consent and Amendment Agreement	2/1/2008
Florida Cancer Specialists, PL	7/13/2012
Tallahassee Med Center	5/31/2011	1st Amendment	5/11/2012
Tallahassee Med Center	5/31/2011
*Tallahassee Community Hospital on Rent Roll

Property: Aventura Medical Plaza
Tenant	Date of Lease	Amendment	Date of Amendment
Miami Beach Healthcare Group	3/21/1995	1st Amendment	10/2001
		2nd Amendment	2/27/2006
FL Inst. For Cardiovascular Care	2/21/2012
		Assignment of Lease	1/1/2013
Neuroscience Consultants	7/1/1996	1st Amendment	10/2001
		2nd Amendment	2/3/2006
		Settlement Agreement	1/13/2012
		Assignment of Lease	5/28/2013
South Florida Eye Associates	4/24/1996	1st Amendment	1/7/2002
		2nd Amendment	5/25/2005
		3rd Amendment	3/3/2006
		4th Amendment	4/1/2008
		5th Amendment	03/11/2011
Cancer Healthcare Assoc	2/24/2010
Charles Shenker, M.D.	6/4/1996	1st Amendment	10/25/2001
		2nd Amendment	1/25/2006
		3rd Amendment	12/27/2010
South Florida Medical Research	5/15/1996	1st Amendment	3/3/2006
		2nd Amendment	3/31/2011
MCCI/Lifetime of Aventura	2/28/1995	1st Amendment	10/2001
		2nd Amendment	3/1/2006
		Assignment of Lease	3/30/2012
		3rd Amendment	2/2/2011
21st Century Oncology	5/2/2013
Miami Beach Healthcare Group	3/21/1995	1st Amendment	10/2001
		2nd Amendment	2/27/2006
Colorectal Surgery & Aesthetic	3/21/1995	1st Amendment	10/2001
		2nd Amendment	2/9/2006
		3rd Amendment	4/6/2011
H.J. Richman, DDS	2/23/1995	1st Amendment	10/23/2001
		2nd Amendment	2/6/2006
		3rd Amendment	6/8/2011
21st Century Oncology	3/21/1995 (Suite 404)	1st Amendment	11/12/2001
	3/21/1996 (Suite 406)	2nd Amendment	3/3/2006
		Assignment of Lease	10/26/2007
		3rd Amendment	2/28/2011
Allergy & Asthma Assoc.	8/21/1996	1st Amendment	10/24/2001
		1st Amendment	3/21/2006
		2nd Amendment	5/19/2011

Property: Spartanburg MOB
Tenant		Date of Lease	Amendment	Date of Amendment
Carolina Plastic Surgery, P.A		1/1/2003	Renewal Letter	6/11/2007
			Assignment of Lease	3/18/2009
			1st Amendment	6/28/2012
Spartanburg Regional Health
First Floor
	Suite 101/102	1/1/2003	1st Amendment	10/1/2004
			1st Extension	12/20/2012
			2nd Extension	2/28/2013

	Suite 103	1/1/2003	1st Amendment	10/1/2004
			Letter of Agreement	10/9/2006
			1st Extension	12/20/2012
			2nd Extension	2/28/2013
Spartanburg Regional Health
Second Floor
	Suite 200	10/1/2004	1st Extension	12/20/2012
			2nd Extension	2/28/2013

	Suite 201	1/1/2003	1st Amendment	Undated
			2nd Amendment	10/1/2004
			1st Extension	12/20/2012
			2nd Extension	2/28/2013

	Suite 202	1/1/2003	1st Amendment	Undated
			2nd Amendment	10/1/2004
Spartanburg Regional Health
Third Floor
	Suite 300	1/1/2003	1st Amendment	Undated
			2nd Amendment	10/1/2004

	Suite 301	4/1/2006

	Suite 302	1/1/2003	1st Amendment	10/1/2004
			1st Extension	12/20/2012
			2nd Extension	2/28/2013
Spartanburg Regional Health
Fourth Floor
	Suite 401	1/1/2003	1st Amendment	Undated
			2nd Amendment	10/1/2004

Spartanburg 2013 Renewal & Space Consolidation
Tenant	Date of Lease	Amendment	Date of Amendment
Spartanburg Regional Health		2nd Amendment	2/26/2013
First Floor
Spartanburg Regional Health		3rd Amendment	2/27/2013
Second Floor
Spartanburg Regional Health		3rd Amendment	2/27/2013
Third Floor

Property: Dupont MOB
Tenant	Date of Lease	Amendment	Date of Amendment
Northeast Indiana Urology, P.C.	11/20/2000	1st Amendment	1/25/2001
		2nd Amendment	5/9/2002
		3rd Amendment	4/27/2011
Associated Surgeon & Physicians LLC	12/7/2000	1st Amendment	7/13/2001
		Consent to Sublease	11/13/2008
		2nd Amendment	6/30/2011
RACC Medical Associates	10/19/2012

Property: Lutheran Medical Arts
Tenant	Date of Lease	Amendment	Date of Amendment
Orthopaedics Northeast P.C.	5/10/2000	1st Amendment	5/29/2001
		2nd Amendment	10/15/2006
		3rd Amendment	9/1/2009
Summit Plastic Surgery, P.C.	5/2/2001	1st Amendment	2/29/2008
		2nd Amendment	10/6/2011
		3rd Amendment	5/18/2012
		4th Amendment	7/2/2013
Summit Surgical Suites, LLC	1/7/2002	1st Amendment	6/5/2002
		2nd Amendment	7/8/2002
		3rd Amendment	3/11/2004
		4th Amendment	1/1/2012
		Letter of Agreement	10/22/2012
Reconstructive Foot & Ankle Specialists, LLC	4/6/2010	1st Amendment	1/14/2011
		2nd Amendment	11/1/2011
		3rd Amendment	3/14/2013
Gynecology Center Inc.	10/2/2007 (Suite 230)	1st Amendment	3/19/2009
	10/2/2007 (Suite 260)	Letter of Agreement	5/13/2013

Property: Virginia Urology
Tenant	Date of Lease	Amendment	Date of Amendment
Cingular Wireless	7/9/2010	Option and Structure Lease Agreement	7/9/2010
		Memorandum of Lease	7/9/2010
		Option Exercised	9/15/2010
Med Atlantic Inc.	3/26/2002	1st Amendment	6/19/2007

Property: Buckeye Medical Center
Tenant	Date of Lease	Amendment	Date of Amendment
Hospital Development of West Phoenix	8/11/2010	1st Amendment	3/8/2011
		2nd Amendment	4/26/2011
		3rd Amendment	5/11/2012

Schedule 3(a)

Purchase Price Allocation

Purchase Price Allocation by Property:

Property	Purchase Price
Crozer-Keystone Portfolio (MOB I, II & Health Plex)	$68,430,000
Aventura Medical Plaza	$15,950,000
Spartanburg MOB	$20,000,000
Virginia Urology Center	$19,200,000
St. Peter's Rehab Center	$9,110,000
North Florida Medical Park I	$8,830,000
Bay Medical Center (Panama City Portfolio)	$17,290,000
Bay Medical Plaza (Panama City Portfolio)	$17,770,000
Dupont Road MOB	$8,620,000
Lutheran Medical Arts	$12,000,000
Buckeye Medical Center	$8,800,000
Total	$206,000,000

Schedule 4(g)

Closing Cost Splits

Closing Cost Estimates and Customary Payor:

Property	Title Premium	Payor	Taxes (% of Purchase Price)	Payor
Crozer-Keystone Portfolio	$100,438	Buyer	2%	Seller & Buyer 50/50
Aventura Medical Plaza	$37,677	Seller & Buyer 50/50	0.60% + 0.45% surtax	Seller (Both)
Spartanburg MOB	$26,844	Buyer	0.37%	Seller
Virginia Urology Center	$19,000.00	Buyer	0.10% - Grantor 0.25% - State 0.083% - County	Grantor (Seller) State (Buyer) County (Buyer)
St. Peter's Rehab Center	$32,465	Buyer	0.40%	Seller & Buyer 50/50
North Florida Medical Park I	$23,397	Seller & Buyer 50/50	0.7%	Seller
Panama City Portfolio	$72,491	Seller & Buyer 50/50	0.7%	Seller
Dupont Road MOB	$9,460	Seller	None	N/A
Lutheran Medical Arts	$11,960	Seller	None	N/A
Buckeye Medical Center	$8,710	Seller	None	N/A

Schedule 11(c)

Assigned Contracts and Agreements

Property	Vendor	Service Provided	Contract/Amendment Date
Aventura Medical Plaza	Wiginton Fire Systems	Fire Alarm System Maintenance	June 27, 2012
Aventura Medical Plaza	Trilomac Corporation	Janitorial	January 1, 2013
Aventura Medical Plaza	Park One, Inc.	Valet Parking	January 1, 2013
Aventura Medical Plaza	Landmark Elevator Consultants	Elevator	November 30, 2010
Aventura Medical Plaza	Ambius, Inc.	Interior Plants	January 17, 2011
Aventura Medical Plaza	WSI	Waste Removal	March 1, 2010
Aventura Medical Plaza	Airston Inc.	HVAC Maintenance	April 1, 2006
Aventura Medical Plaza	Group One	Elevator Phone Monitoring	October 1, 2007
Aventura Medical Plaza	Group One Fire Alarm Monitoring	Fire Alarm Monitoring	August 31, 2007
Aventura Medical Plaza	Miami Elevator (ThyssenKrup)	Elevator Maintenance	December 16, 1996
Aventura Medical Plaza	Rentokil, Inc.	Pest Control	February 1, 2000
Aventura Medical Plaza	Sno White Dust Control	Mat Service	April 29, 2003
Aventura Medical Plaza	Sonitrol Access Control	Access Control	February 23, 2005
Spartanburg Medical Office Building	Spartanburg Regional Healthcare System	General Maintenance	April 14, 2003
Spartanburg Medical Office Building	Republic Services	Waste Removal	February 9, 2013
Spartanburg Medical Office Building	Painter's Landscaping Inc.	Landscaping	July 1, 2003
Spartanburg Medical Office Building	O'Sullivans Janitorial Cont., Inc.	Janitorial	May 19, 2004
Spartanburg Medical Office Building	Interior Plantscapes, LLC	Interior Plants	August 1, 2006
Virginia Urology Center	Schindler Elevator Corporation	Elevator	May 1, 2005
Bay Medical MOB	Crothall Healthcare, Inc.	Janitorial	October 17, 2008
Bay Medical MOB	Bay Medical Center (shared services)	Maintenance and Security	June 10, 2008
Bay Medical Plaza	Bay Medical Center (shared services)	Maintenance and Landscaping	June 10, 2008
Lutheran Medical Arts	Republic Services	Waste Removal	May 1, 2013
Lutheran Medical Arts	Arrow Services	Pest Control	May 1, 2013
Lutheran Medical Arts	Otis Elevator Company	Elevator	May 1, 2013
Lutheran Medical Arts	Office One Cleaning	Window Cleaning	May 1, 2013
Lutheran Medical Arts	Enviro-Clean, Inc.	Janitorial	June 1, 2013
Lutheran Medical Arts	Enviro-Clean, Inc.	Carpet/Flooring Cleaning	June 1, 2013
Lutheran Medical Arts	Current Mechanical	HVAC Maintenance	May 1, 2013
Lutheran Medical Arts	Shambaugh & Son, L.P.	Fire Alarm System Maintenance	July 1, 2013*
Dupont Road Medical Office Building	Shambaugh & Son, L.P.	Fire Alarm System Maintenance	July 1, 2013*
Dupont Road Medical Office Building	Otis Elevator Company	Elevator	May 1, 2013
Dupont Road Medical Office Building	Office One Cleaning	Window Cleaning	May 1, 2013
Dupont Road Medical Office Building	Current Mechanical	HVAC Maintenance	May 1, 2013
Dupont Road Medical Office Building	Arrow Services	Pest Control	May 1, 2013
Dupont Road Medical Office Building	Republic Services	Waste Removal	May 1, 2013
Dupont Road Medical Office Building	Enviro-Clean, Inc.	Carpet/Flooring Cleaning	June 1, 2013
Dupont Road Medical Office Building	Enviro-Clean, Inc.	Janitorial	June 1, 2013
Dupont Road Medical Office Building	Lawnscape Land Management	Landscaping	May 1, 2013
North Florida Medical Park I	Wiginton Fire Systems	Fire Sprinkler Maintenance	April 30, 2010
North Florida Medical Park I	Benson's Heating & Air Conditioning	HVAC Maintenance	January 17, 2013
North Florida Medical Park I	Otis Elevator Company	Elevator	April 24, 1999
North Florida Medical Park I	Jacksonville Sound & Communications, Inc	Fire Alarm System Maintenance	March 21, 2008
North Florida Medical Park I	Capital City Lawn Care and Maintenance	Landscaping	March 3, 1998
North Florida Medical Park I	Capuleuto Termite Pest Control	Termite Pest Control	April 20, 2005
North Florida Medical Park I	Cintas	Mat Service	March 9, 2009
North Florida Medical Park I	McCall's Pest Control	Pest Control	December 17, 1998
North Florida Medical Park I	New Century Cleaning	Janitorial	December 27, 2001
North Florida Medical Park I	Olli Walker Maintenance Services	Maintenance	July 15, 1998
North Florida Medical Park I	Professional Window Cleaning Service	Window Cleaning	August 1, 2009

Cable License Agreements
Lutheran Medical Arts	Comcast Cable Communications Managem	Cable License Agreement	June 27, 2012
Virginia Urology Center	Comcast Cable Communications Managem	Cable License Agreement	February 9, 2012

Note: * Service Contract Execution in Process

Schedule 11(d)

Loan Documents

1.	Promissory Note

2.	Executed Loan Agreement – August 3, 2007

3.	Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing

4.	Assignment of Leases and Rents

5.	Manager’s Consent and Subordination of Management Agreement

6.	Deposit Account Control Agreement

7.	Guaranty of Recourse Obligations

8.	Environmental Indemnity Agreement

9.	Cash Collateral Account Agreement

10.	Borrower Certificate – MOB

11.	Borrower Certificate – Plaza

12.	SPE Equity Owner Certificate

13.	Intercreditor Agreement

Schedule 11(g)

Exceptions to Lease Representations and Warranties

As of August 27, 2013

Tenant Receivables:

Property: Aventura Medical Plaza
Tenant	Amount Due
Leonard Pianko, MD, PA	$174.00
H.J. Richman, DDS, PA	$245.14
South Florida Eye Associates	$669.73

Property: North Florida Medical Park
Tenant	Amount Due
Tallahassee Med. Ctr, Inc dba	$483.74
Tallahassee Med Ctr, Inc dba	$1,648.74
Tallahassee Med. Ctr, Inc dba	$156.56
Tallahassee Community Hospital	$505.53

*LaSalle will not pursue collecting these late fees. Will be written off before closing.

Property: Dupont MOB
Tenant	Amount Due
RACC Medical Associates	$1,199.76

Outstanding Tenant Improvement Allowances, Leasing Commissions and Rent Abatements:

Property: Aventura Medical Plaza
Tenant	TI Payable	LC Payable	Rent Abatement	Responsibility
21st Century Oncology, LLC	$98,460.00	$7,231.02	$2,871.75	Seller

Property: North Florida Medical Park
Tenant	TI Payable	LC Payable	Rent Abatement	Responsibility
Tallahassee Med. Ctr, Inc dba	*$58,185.00	$0	$0	Seller
*This is an unfunded TI allowance from 2006 for Suite 210. There is no expiration date in the lease.

Property: Spartanburg MOB
Tenant	TI Payable	LC Payable	Rent Abatement	Responsibility
Spartanburg Regional Health Services	$25,405.00	$0	$0	Seller
Spartanburg Regional Health Services	$79,925.00	$0	$0	Seller
Spartanburg Regional Health Services	$81,560.00	$0	$0	Seller

Property: Lutheran Medical Arts
Tenant	TI Payable	LC Payable	Rent Abatement	Responsibility
Summit Plastic Surgery, P.C.	$10,000.00	$0	$0	Seller
Summit Surgical Suites, LLC	$30,000.00	$0	$0	Seller

Property: Dupont MOB
Tenant	TI Payable	LC Payable	Rent Abatement	Responsibility
RACC Medical Associates	$117,132.00	$0	$0	Seller
Fort Wayne Orthopaedics (Phase 1)	$500,000.00			Buyer
		$157,247.91		Seller
			5 months (thru May 2014)	Buyer
Fort Wayne Orthopaedics (Phase 2)	$115,000.00	$34,672.30	5 months (thru May 2014)	Buyer

Prepaid Rent, Security Deposits and Letters of Credit:

Property: Bay Medical MOB
Tenant	Prepaid Rent Amount	Security Deposit	Letter of Credit
Bay Medical Center	$0	$145,988.88	$0

Property: Bay Medical Plaza
Tenant	Prepaid Rent Amount	Security Deposit	Letter of Credit
Bay Medical Center	$0	$135,251.35	$0

Property: St. Peter's Addiction Recovery Center
Tenant	Prepaid Rent Amount	Security Deposit	Letter of Credit
St. Peter's Addiction Recovery Center Inc.	$53,180.45	$0	$0

Property: Aventura Medical Plaza
Tenant	Prepaid Rent Amount	Security Deposit	Letter of Credit
Allergy & Asthma Associates	$8,559.65	$5,000.00	$0
Cancer Healthcar Assc., P.A.	$0.00	$5,500.00	$0
Lifetime Healthcare Aventur	$0.00	$4,625.00	$0
Colorectal Surgery & Aesthtc	$4,560.17	$2,405.00	$0
Miami Beach Healthcare Group	$0.00	$3,106.46	$0
Miami Beach Healthcare Group	$0.00	$17,343.75	$0
FL Institute for Cardiovascular Care, PA	$0.00	$8,507.50	$0
H.J. Richman, DDS, PA	$0.00	$2,543.75	$0
South Florida Eye Associates	$0.00	$5,218.85	$0
South Florida Medical Resrch	$9,045.13	$4,900.00	$0
Neuroscience Consultnts, LLC	$0.00	$4,625.00	$0
Charles Shenker, MD, PA	$0.00	$1,541.67	$0
21st Century Oncology, LLC	$0.00	$5,743.50	$0
21st Century Oncology, LLC	$0.01	$8,016.67	$0

Property: North Florida Medical Park
Tenant	Prepaid Rent Amount	Security Deposit	Letter of Credit
Florida Cancer Speclists, PL	$0.01	$11,097.63	$0

Property: Dupont MOB
Tenant	Prepaid Rent Amount	Security Deposit	Letter of Credit
Associated Surgeons & Physicians, LLC	$0	$4,450.00	$0
RACC Medical Associates	$0	$24,395.00	$0

Property: Lutheran Medical Arts
Tenant	Prepaid Rent Amount	Security Deposit	Letter of Credit
Summit Plastic Surgery, P.C.	$0.00	$6,050.00	$0
Summit Surgical Suites, LLC	$7,404.58	$19,690.00	$0
Reconstructive Foot & Ankle Specialists, LLC	$0.00	$3,637.83	$0
Gynecology Center, Inc.	$0.00	$7,286.50	$0

Property: Virginia Urology
Tenant	Prepaid Rent Amount	Security Deposit	Letter of Credit
Cingular Wireless	$34.86	$0	$0

Schedule 11(g)-1

Rent Roll

•	Annual Net Rent on rent rolls is as of October 2013. This reflects either contracted rent increases or ARC’s assumed CPI increases.

•	The Rent Increases are based on contracted rent increases or ARC’s CPI assumptions.

Fee Simple Properties

Property Name:	Crozer-Keystone Portfolio
Property Address:	100 W Sproul Road
Springfield, PA, 19604

	Tenant Name	Suite/ Building	Lease Type	Rent Commencement	Lease Termination Date	Lease Size (SqFt)	Annual Net Rent	Rent Increases
2	Crozer-Keystone Health System	MOB II		10/07/09	10/31/29	41,935	$18.44	CPI, between 1.5% and 4.0%
						217,781

Property Name:	Virginia Urology Center
Property Address:	9105 Stony Point Drive
Richmond, VA, 23235

	Tenant Name	Suite/ Building	Lease Type	Rent Commence ment	Lease Termination Date	Lease Size (SqFt)	Annual Net Rent	Rent Increases
1	Med Atlantic, Inc.	Entire Building	NN	09/01/03	08/31/18	53,318	$24.18	CPI, 2 to 5%
						53,318
2	AT&T Antenna	Antenna	Gross	09/08/10	09/07/15	N/A	$27,537/year	3% Annual Increase

Property Name:	Bay Medical Center (Panama City Portfolio)
Property Address:	2851 Martin Luther King Boulevard
Panama City, FL 32401

	Tenant Name	Suite/ Building	Lease Type	Rent Commence ment	Lease Termination Date	Lease Size (SqFt)	Annual Net Rent	Rent Increases
2	Bay Medical Center	Plaza	NN	08/07/07	08/31/27	80,555	$14.51	2.5% Annual Increase

Property Name:	Buckeye Medical Center
Property Address:	525 South Watson Road
Buckeye, AZ 85326

	Tenant Name	Suite/ Building	Lease Type	Rent Commence ment	Lease Termination Date	Lease Size (SqFt)	Annual Net Rent	Rent Increases
1	Hospital Development of West Phoenix, In	Entire Building	NN	04/13/11	5/1/2025*	38,734	$15.55	2.5% Annual Increase
						38,734

NOTES: * Tenant's lease expiration date will be automatically extended by one year to 5/1/2026 upon building sale per Tenant Lease.

Property Name:	St. Peter's Rehab Center
Property Address:	3 Mercycare Lane
Guilderland , NY, 12084

	Tenant Name	Suite/ Building	Lease Type	Rent Commencement	Lease Termination Date	Lease Size (SqFt)	Annual Net Rent	Rent Increases
1	St. Peter's Addiction Recovery Center, IN	1	NN	02/01/90	11/30/23	30,000	$21.27	1% Annual Increase
						30,000

Leasehold Properties

Property Name:	Spartanburg MOB
Property Address:	100 East Wood Street
Spartanburg, SC 29303

	Tenant Name	Suite/ Building	Lease Type	Rent Commencement	Lease Termination Date	Lease Size (SqFt)	Annual Net Rent	Rent Increases
1	Carolina Plastic Surgery, P.A.	100	BY	01/01/03	12/31/17	9,030	$24.01	75% of CPI, 4% Max
2	Spartanburg Regional Health System	101	BY	01/01/03	12/31/19	3,673	$26.50	CPI Increase
3	Spartanburg Regional Health System	103	BY	01/01/03	12/31/19	1,408	$26.50	CPI Increase
4	Vacancy	-				725
5	Spartanburg Regional Health System	200	BY	10/01/04	12/31/19	6,197	$26.50	CPI Increase
6	Spartanburg Regional Health System	201	BY	01/01/03	12/31/19	1,677	$26.50	CPI Increase
7	Spartanburg Regional Health System	202	BY	01/01/03	12/31/19	8,111	$34.45	CPI Increase
8	Spartanburg Regional Health System	300	BY	01/01/03	12/31/19	6,510	$25.98	CPI Increase
9	Spartanburg Regional Health System	301	BY	04/01/06	12/31/19	6,584	$25.46	CPI Increase
10	Spartanburg Regional Health System	302	BY	01/01/03	12/31/19	3,218	$26.50	CPI Increase
11	Management Office/Storage	304		*no lease		268	$0.00
12	Spartanburg Regional Health System	306 & 401	BY	01/01/03	12/31/17	17,399	$25.56	CPI Increase
						64,800

Property Name:	Aventura Medical Plaza
Property Address:	21150 Biscayne Blvd.
Aventura, FL 33180

	Tenant Name	Suite/ Building	Lease Type	Rent Commencement	Lease Termination Date	Lease Size (SqFt)	Annual Net Rent	Rent Increases
1	Miami Beach Healthcare	101	NN	03/21/96	03/31/16	11,250	$21.77	CPI Increase
2	Florida Inst for Cardio-Vascular Care	200	NN	06/01/12	05/31/17	2,460	$21.58	4% Annual Increase
3	Florida Neurologic Associates,	201	NN	07/01/96	06/30/16	3,000	$25.33	4% CPI, 4 to 5%
4	S. Florida Eye Assocts	202	NN	07/01/96	06/30/14	2,821	$23.80	4% CPI, 4 to 5%
5	Cancer Healthcare Assoc (Dr. K	206	NN	05/01/10	04/30/15	1,650	$21.43	2% CPI, 2 to 5%
6	Charles Shenker	208	NN	07/01/96	06/30/16	2,223	$21.75	3% Annual Increase
7	S. Florida Medcl Research	300	NN	10/01/96	03/31/16	3,059	$22.01	3% Annual Increase
8	Lifetime Healthcare of Aventura	302	NN	02/28/96	02/28/17	5,859	$20.39	3% Annual Increase
9	21st Century Oncology	304	NN	*Rent has not commenced		1,641	$21.00	3.5% Annual Increase
10	Miami Beach Healthcare Grp	306	NN	07/01/96	03/31/16	2,015	$21.77	CPI Increase
11	Colorectal Surgery & Aesthetics Institute	400	NN	03/21/96	03/31/16	1,560	$21.63	4% CPI, 4 to 5%
12	Hal Richman, DDS, PA	401	NN	07/01/96	06/30/16	1,650	$22.17	4% CPI, 4 to 5%
13	21st Century Oncology	404/406	NN	10/26/07	03/31/16	6,200	$22.01	3% Annual Increase
14	Allergy & Asthma Associates	408	NN	10/01/06	09/30/21	2,965	$21.96	3.5% CPI, 3.5 to 5%
						48,353

Property Name:	Bay Medical MOB (Panama City Portfolio)
Property Address:	801 6th Street East
Panama City, FL 32401

	Tenant Name	Suite/ Building	Lease Type	Rent Commencement	Lease Termination Date	Lease Size (SqFt)	Annual Net Rent	Rent Increases
1	Bay Medical Center	MOB	NN	08/07/07	08/31/22	66,043	$16.96	2.5% Annual Increase

Property Name:	Dupont Road MOB
Property Address:	2512 E. Dupont Road
Fort Wayne, IN 46845

	Tenant Name	Suite/ Building		Lease Type	Rent Commencement	Lease Termination Date	Lease Size (SqFt)*	Annual Net Rent	Rent Increases
1	Northeast Indiana Urology	100		NN	10/01/01	09/30/17	17,053	$13.40	1.5% Annual Increase
2	Associated Surgeons	120		NN	10/03/01	10/31/16	2,392	$16.97	3% Annual Increase
3	Tenant Prospect	110 & 130		NN	06/01/14	05/31/24	9,531	$16.00	3% Annual Increase
4	RACC Medical Associates, LLC	200		NN	01/22/13	01/21/19	15,895	$15.00
5	RACC Medical Associates, LLC	200	A	NN	07/21/13	01/21/19	3,306	$15.00
7	Vacancy	210					4,742
8	Vacancy	220					6,571
							59,490

NOTES: * Lease Size column SF #s are based upon the Phase 1 commencement of "Tenant Prospect" Lease, when the building suite sizes will change due to "Tenant Prospect" absorbing some of bldg common area.

Rent roll Tenant sizes above assumes the Tenant Prospect’s rent has commenced.

Tenant improvement costs of $500,000 will be the responsibility of Buyer for the tenant prospect for suites 110 & 130. Seller will be responsible to pay the leasing commission. All tenant improvements and leasing commissions associated with the future expansion of this tenant into Suite 120 will be Buyer’s responsibility.

Property Name:	Lutheran Medical Arts
Property Address:	7920 W. Jefferson Blvd.
Fort Wayne, IN 46804

	Tenant Name	Suite/ Building	Lease Type	Rent Commencement	Lease Termination Date	Lease Size (SqFt)	Annual Net Rent	Rent Increases
1	Orthopaedics Northeast, P.C.	100	NN	07/01/01	06/30/18	18,961	$21.38	3% Annual Increase
2	Orthopaedics Northeast, P.C.	110	NN	10/15/06	06/30/18	3,646	$21.38	3% Annual Increase
3	Summit Plastic Surgery, P.C.	200	NN	12/01/01	07/31/16	3,620	$17.28	CPI, 5% cap
4	Summit Surgical Suites, LLC	210	NN	07/07/02	07/31/17	10,873	$17.28	CPI, 5% cap
5	Reconstructive Foot & Ankle	230	FSG	04/09/10	03/31/16	1,898	$24.40	0% Flat Lease
6	Gynecology Center, Inc	260	NN	04/01/08	03/31/18	3,363	$19.36	Annual CPI, w/2% min and 5% max
7	Vacancy	220				3,497
						45,858

Property Name:	North Florida Medical Park I
Property Address:	2626 Care Drive
Tallahassee, FL, 32308

	Tenant Name	Suite/ Building	Lease Type	Rent Commencement	Lease Termination Date	Lease Size (SqFt)	Annual Net Rent	Rent Increases
1	Tallahassee Med. Ctr Inc daba	100	NN	09/01/10	05/31/15	4,536	$23.99	Annual CPI
2	Tallagassee Community Hospital	103	NN	04/15/98	06/30/15	5,487	$16.68	Annual CPI
3	Capital Regional Healthcare, LLC	105	NN	02/01/08	10/31/15	3,145	$24.53	Annual CPI
4	Florida Cancer Specialists, PL	200	NN	10/08/12	10/31/22	8,071	$17.00	3% Annual Increase
5	Tallahassee Med. Ctr Inc dba	204-206	NN	08/01/12	05/31/15	7,389	$24.00	Annual CPI
6	Tallahasse Med. Ctr, Inc dba	210	NN	01/01/11	05/31/15	1,468	$23.99	Annual CPI
7	Vacancy	101				1,432
8	Vacancy	102				4,513
9	Vacancy	208				2,184
						38,225

Property Name:	Crozer-Keystone Medical Office Building I & Healthplex
Condominimum Units B & C
Property Address:	190 W Sproul Road
Springfield, PA, 19604

	Tenant Name	Suite/ Building	Lease Type	Rent Commencement	Lease Termination Date	Lease Size (SqFt)	Annual Net Rent	Rent Increases
1	Crozer-Keystone Health System	MOB I & Healthplex	NN	10/07/09	10/31/29	217,781	$15.27	CPI, between 1.25% and 4.5%

Schedule 11(h)

ROFR

1.	Right of first offer granted to Crozer-Keystone Health System, a Pennsylvania nonprofit corporation (“Tenant”) by LMOF II Springfield Limited Partnership, a Delaware limited partnership under (i) that certain Lease Agreement dated October 7, 2009, by and between Springfield PA Associates I, L.P. (“Original Landlord I”) and Tenant, as amended by that certain First Amendment to Lease Agreement dated December 15, 2010 by and between Original Landlord I and Tenant, (ii) that certain Lease Agreement dated October 7, 2009, by and between Springfield PA Associates II, L.P. (“Original Landlord II”) and Tenant, as amended by that certain First Amendment to Lease Agreement dated December 15, 2010 by and between Original Landlord II and Tenant, and (iii) that certain Declaration of Condominium of Springfield Healthplex, a Condominium, recorded in the Office of the Recorder of Deeds in and for Delaware County, Pennsylvania, in Record Book 4637, page 2245;

2.	Right of first refusal held by Highwoods Realty Limited Partnership, as successor-in-interest to Stony Point Limited Partnership pursuant to that certain Declaration of Protective Covenants and Restrictions for the Park at Stony Point made and entered into as of March 10, 1988 and recorded in the Clerk’s Office, Circuit Court, City of Richmond, Virginia in Book 163, page 2101, as amended by that certain First Amendment to Declaration of Protective Covenants and Restrictions for the Park at Stony Point made and entered into as of August 23, 1991 and recorded in the Land Records in Book 280, page 1197, as amended by that certain Second Amendment to Declaration of Protective Covenants and Restrictions for the Park at Stony Point made and entered into as of January 7, 1998 and recorded among the Land Records as instrument number 98-1836, as amended by that certain Third Amendment to Declaration of Protective Covenants and Restrictions for the Park at Stony Point made and entered into as of February 17, 2005 and recorded among the Land Records as instrument number 06-31585, as assigned by that certain Assignment of Declarant’s Rights under Declaration of Protective Covenants and Restrictions for the Park at Stony Point made and entered into as of January 9, 1998 and recorded among the Land Records as instrument number 98-1839;

3.	Right of first refusal granted to St. Joseph Health System LLC, a Delaware limited liability company (“Landlord”) by GAK Partners, Ltd., a Florida limited partnership (“Tenant”) under the Ground Lease dated December 11, 2000, by and between Landlord and Tenant, a memorandum of which is recorded as Document No. 201011501 in the Office of the Recorder of Allen County, Indiana, as amended by that certain Amendment to Ground Lease dated April 6, 2001, and that certain Second Amendment to Ground Lease dated January 5, 2005, as assigned to Montecito Medical –Dupont Road, LLC, a Delaware limited liability company by Assignment and Assumption of Ground Lease dated April 10, 2006 and recorded April 21, 2006 as Document No. 206021886;

4.	Right of first refusal granted to IOM Health System, L.P., an Indiana limited partnership (“Landlord”) by BFT Partners, Ltd., a Florida limited partnership (“Tenant”) under the Ground Lease dated August 1, 2000, by and between Landlord and Tenant, a memorandum of which is recorded as Document No. 200060752 in the Office of the Recorder of Allen County, Indiana, as amended by that certain First Amendment to Ground Lease dated September 2000, and that certain Consent and Agreement (Ground Lease) dated September 2000, by and between Landlord, Tenant, and Southtrust Bank, an Alabama banking corporation, as assigned to Montecito Medical –Jefferson Street, LLC, a Delaware limited liability company by Assignment and Assumption of Ground Lease dated April 10, 2006 and recorded April 21, 2006 as Document No. 206021853;

5.	Right of first refusal granted to Miami Beach Healthcare Group, Ltd., a Florida limited partnership, d/b/a Aventura Hospital and Medical Center ("Lessor") by Montecito Medical – Biscayne, LLC, a Delaware limited liability company ("Lessee") under the Net Ground Lease dated March 21, 1995, by and between Lessor and Aventura Medical Plaza Associates, Ltd., a Florida limited partnership, a predecessor in interest to Lessee, a memorandum of which is recorded in Official Records Book 16723, Page 3084 of the Public Records of Miami-Dade County, Florida, as amended by that certain Amendment to Ground Lease dated September 22, 1998, and as assigned to Lessee pursuant to that certain Assignment and Assumption of Ground Lease dated April 5, 2006;

6.	Right of first refusal granted to Spartanburg Regional Health Services District, Inc., a public hospital corporation and political subdivision of the State of South Carolina (“Lessor”) by Spartanburg LaSalle Medical Office, L.L.C., a Delaware limited liability company (“Lessee”) under the Agreement for Right of First Refusal dated February 27, 2013 between Lessor and Lessee;

7.	Right of first offer and a right of first refusal granted to Bay Medical Center, a special district of the State of Florida ("Lessor") by Bay Medical MOB LaSalle Medical Office II, L.L.C. (f/k/a Panama MOB Owners LLC), a Delaware limited liability company ("Lessee") under the Ground Lease dated July 18, 2007, by and between Lessor and Lessee; and

8.	Rights of first refusal granted to Health Services (Delaware), Inc., a Delaware corporation, successor by merger to HCA Properties, Inc., a Tennessee corporation (“Lessor”) by Montecito Medical – Care Drive, LLC, a Delaware limited liability company (“Lessee”) under (i) the Ground Lease dated July 14, 1997 by and between Lessor and TMC Partners, Ltd., a Florida Limited Partnership, a predecessor in interest to Lessee, a memorandum of which is recorded in Official Records Book 2033, Page 106 of the Public Records of Leon County, Florida (the “Public Records”), as amended by that certain First Amendment to Ground Lease dated March 8, 1999, a memorandum of which is recorded in Official Records Book 2228, Page 822 of the Public Records, as further amended by that certain undated Second Amendment to Ground Lease and that certain Third Amendment to Ground Lease dated September 29, 2008, and as assigned to Lessee pursuant to that certain Assignment and Assumption of Ground Lease dated April 5, 2006 and (ii) the Declaration of Covenants, Restrictions and Easements recorded in Official Records Book 2033, Page 80 in the Public Records, as amended by that certain First

Amendment to Declaration of Covenants, Restrictions and Easements recorded in Official Records Book 2228, Page 825 in the Public Records and that certain Second Amendment to Declaration of Covenants, Restrictions and Easements dated September 29, 2008.

Schedule 11(j)

Warranties

1.	Bay Medical MOB – roof

2.	Bay Medical Plaza – roof

3.	North Florida Medical Park – roof

4.	Virginia Urology – roof

5.	Spartanburg – roof materials

6.	Aventura – HVAC Compressor & exterior paint

Schedule 25

Approved Assignee

Property	Approved Assignee

Crozer-Keystone Medical Office Building I 190 W. Sproul Road Springfield, PA 19604	ARHC CKSFDPA01, LLC
Crozer-Keystone Medical Office Building II 100 W Sproul Road Springfield, PA 19604	ARHC CKSFDPA02, LLC
Crozer-Keystone Healthplex 190 W. Sproul Road Springfield, PA 19604	ARHC CKSFDPA03, LLC
Virginia Urology Center 9105 Stony Point Drive Richmond, VA 23235	ARHC VURMDVA01, LLC
Bay Medical Center Martin Luther King Boulevard Panama City, FL 32401	ARHC BMPCYFL01, LLC
Bay Medical Medical Office Building 801 6th Street East Panama City, FL 32401	ARHC BMPCYFL02, LLC
Buckeye Medical Center 525 South Watson Road Buckeye, AZ 85326	ARHC BMBUCAZ01, LLC
St. Peter's Rehab Center 3 Mercycare Lane Guilderland , NY 12084	ARHC SPGUINY01, LLC
Spartanburg Medical Office Building 100 East Wood Street Spartanburg, SC 29303	ARHC SMSTBSC01, LLC
Aventura Medical Plaza 21150 Biscayne Blvd. Aventura, FL 33180	ARHC AMAVTFL01, LLC

Dupont Road Medical Office Building 2512 E. Dupont Road Fort Wayne, IN 46845	ARHC DRFTWIN01, LLC
Lutheran Medical Arts 7920 W. Jefferson Blvd. Fort Wayne, IN 46804	ARHC LMFTWIN01, LLC
North Florida Medical Park I 2626 Care Drive Tallahassee, FL 32308	ARHC NFTSEFL01, LLC

EXHIBIT A

SELLERS

1.	LMOF II Springfield Limited Partnership, a Delaware limited partnership – Crozer-Keystone Portfolio (MOB I, II and Healthplex)

2.	Montecito Medical – Stony Point, LLC, a Delaware limited liability company - VA Urology

3.	Montecito Medical –Dupont Road, LLC, a Delaware limited liability company - Dupont

4.	Montecito Medical –Jefferson Street, LLC, a Delaware limited liability company - Lutheran

5.	Montecito Medical – Biscayne, LLC, a Delaware limited liability company - Aventura

6.	Spartanburg LaSalle Medical Office, L.L.C., a Delaware limited liability company - Spartanburg

7.	Bay Medical MOB LaSalle Medical Office II, L.L.C. (f/k/a Panama MOB Owners LLC), a Delaware limited liability company - Bay Medical MOB

8.	Bay Medical Plaza LaSalle Medical Office II, L.L.C. (f/k/a Panama II MOB Owners LLC), a Delaware limited liability company - Bay Medical Plaza

9.	Montecito Medical – Care Drive, LLC, a Delaware limited liability company – North Florida

10.	St. Peter's LaSalle Medical Office, L.L.C. - St. Peter’s

11.	MOF Buckeye, LLC, a Delaware limited liability company - Buckeye

Exhibit B-1

Leasehold Properties

AVENTURA MEDICAL PLAZA

Leasehold Estate, as leasehold estate is defined in Paragraph 1.c of the Leasehold Endorsement attached to this policy.

Leasehold estate created under that certain Net Ground Lease by and between MIAMI BEACH HEALTHCARE GROUP, LTD., a Florida limited partnership, d/b/a AVENTURA HOSPITAL AND MEDICAL CENTER, as Landlord, and AVENTURA MEDICAL PLAZA ASSOCIATES, LTD., a Florida limited partnership, as Tenant, as evidenced by Memorandum recorded in Official Records Book 16723, page 3084, amended in Official Records Book 24516, Page 4844, as assigned to MONTECITO MEDICAL - BISCAYNE, LLC, a Delaware limited liability company, by Assignment and Assumption of Ground Lease recorded in Official Records Book 24516, page 4847, and Quit Claim Deed recorded in Official Records Book 24516, page 4860, of the Public Records of Miami-Dade County, Florida, demising the following described lands:

PARCEL 1: LEASEHOLD ESTATE:

A portion of Tracts 1 and 2, of BISCAYNE MEDICAL PLAZA, according to the plat thereof, as recorded in Plat Book 137, Page 76, more particularly described as follows:

Commence at the Northeast corner of said Tract 1, thence North 88 degrees 54’ 26” West along the Northerly line of said Tract 1 for 379.80 feet; thence South 01 degrees 24’ 45” West for 88.39 feet to the Point of Beginning of the hereinafter described parcel of land, thence continue South 01 degrees 24’ 45” West for 83.00 feet, thence South 88 degrees 35’ 15” East for 159.00 feet; thence North 01 degrees 24’ 45” East for 25.41 feet to a point on a circular curve concave to the West and whose radius point bears North 41 degrees 35’ 35” West, thence Northerly along a 22.00 foot radius curve, leading to the left through a central angle of 93 degrees 59’ 21” for an arc distance of 36.09 feet to a point; thence North 01 degrees 24’ 45” East for 25.41 feet; thence North 88 degrees 35’ 15” West for 159.00 feet to the Point of Beginning.

Said lands situate, lying and being in Miami-Dade County, Florida.

PARCEL 2: EASEMENT ESTATE:

Easement rights created by that certain Access and Parking Easement Declaration recorded in Official Records Book 14509, at page 188, as amended in Official Records Book 15003, at page 704, Assignment in Official Records Book 16702, at page 1517, and Second Amendment to Access and Parking Easement Declaration dated March 17, 1995, recorded March 23, 1995, in Official Records Book 16723, at page 3078, over the property hereinafter described:

A portion of Tracts 1 and 2 of BISCAYNE MEDICAL PLAZA, according to the Plat thereof, recorded in Plat Book 137, at page 76, of the Public Records of Miami-Dade County, Florida, being more particularly described follows:

BEGIN at the Northeast corner of said Tract 1, the following three (3) courses being along the exterior boundary of said Tract 1; (1) Thence North 88 degrees 54’ 26” West along the Northerly line of said Tract 1 for 768.60 feet to a point on the Easterly right-of-way line of N.E. 28th Avenue; (2) Thence South 00 degrees 07’ 11” East along the Westerly line of said Tract 1 and said Easterly right-of-way of N.E. 28th Avenue for 181.98 feet; (3) Thence departing said Easterly right-of-way line South 88 degrees 54’ 24” East for 120.02 feet; Thence departing said exterior boundary of Tract 1, continue South 88 degrees 54’ 24” East for 233.26 feet, Thence South 00 degrees 01’ 03” East for 61.07 feet; Thence South 88 degrees 54’ 26” East along a line being parallel to and 243.00 feet South of said Northerly line of Tract 1 for 299.13 feet to a point on the Easterly exterior boundary line of said Tract 2 also being the Westerly right of way line of Biscayne Boulevard (U.S. Highway No. 1, State Road No. 5); Thence North 25 degrees 40’ 24” East along said exterior boundary of Tracts 1 and 2 and said Westerly right of way line for 267.22 feet to the POINT OF BEGINNING.

LESS AND EXCEPT:

(PARCEL – LEASEHOLD ESTATE)

A portion of Tracts 1 and 2 of BISCAYNE MEDICAL PLAZA, according to the plat thereof, recorded in Plat Book 137, page 76, more particularly described as follows:

Commence at the Northeast corner of said Tract 1, thence North 88 degrees 54’ 26” West along the Northerly line of said Tract 1 for 379.80 feet; thence South 01 degrees 24’ 45” West for 88.39 feet to the Point of Beginning of the hereinafter described parcel of land, thence continue South 01 degrees 24’ 45” West for 83.00 feet, thence South 88 degrees 35’ 15” East for 159.00 feet; thence North 01 degrees 24’ 45” East for 25.41 feet to a point on a circular curve concave to the West and whose radius point bears North 41 degrees 35’ 35” West, thence Northerly along a 22.00 foot radius curve, leading to the left through a central angle of 93 degrees 59’ 21” for an arc distance of 36.09 feet to a point; thence North 01 degrees 24’ 45” East for 25.41 feet; thence North 88 degrees 35’ 15” West for 159.00 feet to the Point of Beginning.

Said land situate, lying and being in Miami-Dade County, Florida.

TOGETHER WITH:

All that portion of Tract 2, BISCAYNE MEDICAL PLAZA, according to the plat thereof, as recorded in Plat Book 137, page 76 of the Public Records of Miami-Dade County, Florida, LESS AND EXCEPT the following described parcel of land:

Commence at the Southwest corner of said Tract 2; thence North 01 degrees 13’ 41” West, along the West line of said Tract 2, for 240.34 feet to the Point of Beginning of the hereinafter described parcel of land; thence continue North 01 degrees 13’ 41” West along said West line for 47.08 feet; thence North 90 degrees 00’ 00” East for 41.34 feet; thence South 01 degrees 13’ 41” East for 22.86 feet; thence North 88 degrees 46’ 19” East for 78.34 feet; thence South 01 degrees 13’ 41” East for 14.04 feet; thence South 07 degrees 56’ 15” East for 63.73 feet; thence North 88 degrees 46’ 19” East for 30.55 feet; thence South 01 degrees 13’ 41” East for 34.00 feet; thence South 88 degrees 46’ 19” West for 30.55 feet; thence South 05 degrees 28’ 53” West for 63.73 feet; thence South 01 degrees 13’ 41” East for 14.04 feet; thence South 88 degrees 46’ 19” West for 97.67 feet; thence North 01 degrees 13’ 41” West for 165.34 feet; thence South 88 degrees 46’ 19” West for 22.00 feet to the Point of Beginning:

Said lands lying in Miami-Dade County, Florida.

PARCEL 3: LICENSE ESTATE:

Rights created by that certain License Agreement recorded in Official Records Book 16723, at page 3089 over the property hereinafter described:

A portion of Tracts 1 and 2 of BISCAYNE MEDICAL PLAZA, according to the plat thereof, recorded in Plat Book 137, at page 76, of the Public Records of Miami-Dade County, Florida, being more particularly described as follows:

BEGIN at the Northeast corner of said Tract 1, the following three (3) courses being along the exterior boundary of said Tract 1; (1) Thence North 88 degrees 54’ 26” West along the Northerly line of said Tract 1 for 768.60 feet to a point on the Easterly right-of-way line of N.E. 28th Avenue; (2) Thence South 00 degrees 07’ 11” East along the Westerly line of said Tract 1 and said Easterly right-of-way of N.E. 28th Avenue for 181.98 feet; (3) Thence departing said Easterly right-of-way line South 88 degrees 54’ 24” East for 120.02 feet; Thence departing said exterior boundary of Tract 1, continue South 88 degrees 54’ 24” East for 233.26 feet, Thence South 00 degrees 01’ 03” East for 61.07 feet; Thence South 88 degrees 54’ 26” East along a line being parallel to and 243.00 feet South of said Northerly line of Tract 1 for 299.13 feet to a point on the Easterly exterior boundary line of said Tract 2 also being the Westerly right of way line of Biscayne Boulevard (U.S. Highway No. 1, State Road No. 5); Thence North 25 degrees 40’ 24” East along said exterior boundary of Tracts 1 and 2 and said Westerly right of way line for 267.22 feet to the POINT OF BEGINNING.

LESS AND EXCEPT FROM PARCEL 3: LICENSE ESTATE ONLY:

(PARCEL – LEASEHOLD ESTATE)

A portion of Tracts 1 and 2 of BISCAYNE MEDICAL PLAZA, according to the plat thereof, recorded in Plat Book 137, at page 76, more particularly described as follows:

Commence at the Northeast corner of said Tract 1, thence North 88 degrees 54’ 26” West along the Northerly line of said Tract 1 for 379.80 feet; thence South 01 degrees 24’ 45” West for 88.39 feet to the Point of Beginning of the hereinafter described parcel of land, thence continue South 01 degrees 24’ 45” West for 83.00 feet, thence South 88 degrees 35’ 15” East for 159.00 feet; thence North 01 degrees 24’ 45” East for 25.41 feet to a point on a circular curve concave to the West and whose radius point bears North 41 degrees 35’ 35” West, thence Northerly along a 22.00 foot radius curve, leading to the left through a central angle of 93 degrees 59’ 21” for an arc distance of 36.09 feet to a point; thence North 01 degrees 24’ 45” East for 25.41 feet; thence North 88 degrees 35’ 15” West for 159.00 feet to the Point of Beginning.

Said land situate, lying and being in Miami-Dade County, Florida.

PARCEL 4: EASEMENT ESTATE:

Non-exclusive cross parking easement for the benefit of Parcel 1 as set out in Non-Exclusive Cross Parking Agreement recorded in Official Records Book 23879, page 1411, Public Records of Miami-Dade County, Florida.

BAY MEDICAL CENTER

(Panama City Portfolio)

LEASEHOLD ESTATE CREATED UNDER THAT CERTAIN LEASE AGREEMENT BY AND BETWEEN BAY MEDICAL CENTER, A SPECIAL DISTRICT AND PANAMA MOB OWNERS LLC, A DELAWARE LIMITED LIABILITY COMPANY, DATED JULY 18, 2007 AS EVIDENCED BY MEMORANDUM OF LEASE RECORDED IN OFFICIAL RECORDS BOOK 2959, PAGE 1621, AS AMENDED BY THAT CERTAIN GROUND LEASE ESTOPPEL AND AMENDMENT DATED AUGUST 3, 2007, ALL AS AFFECTED BY ASSIGNMENT AND ASSUMPTION OF GROUND LEASE RECORDED IN OFFICIAL RECORDS BOOK 3398, PAGE 136, ALL OF THE PUBLIC RECORDS OF BAY COUNTY, FLORIDA, DEMISING THE FOLLOWING DESCRIBED PREMISES:

COMMENCE AT THE SOUTHEAST CORNER OF LOT 24, BLOCK 48, BUNKERS COVE, H.L. SUDDUTHS FOURTH ADDITION TO PANAMA CITY AS PER PLAT RECORDED IN PLAT BOOK 1, PAGE 72 OF THE PUBLIC RECORDS ON FILE WITH THE CLERK OF THE CIRCUIT COURT OF BAY COUNTY, FLORIDA; THENCE NORTH 00°58’10” WEST, ALONG THE WEST RIGHT OF WAY LINE OF BONITA AVENUE (HAVING A 50 FT. RIGHT OF WAY) FOR A DISTANCE OF 123.17 FEET; THENCE LEAVING SAID WEST RIGHT OF WAY LINE, SOUTH 89°24’17” WEST, FOR A DISTANCE OF 69.69 FEET TO THE POINT OF BEGINNING; THENCE CONTINUE SOUTH 89°24’17” WEST, FOR A DISTANCE OF 53.71 FEET; THENCE SOUTH 00°35’43” EAST, FOR A DISTANCE OF 52.03 FEET; THENCE SOUTH 89°24’17” WEST, FOR A DISTANCE OF 35.89 FEET; THENCE NORTH 00°35’43” WEST, FOR A DISTANCE OF 52.03 FEET; THENCE SOUTH 89°24’17’’ WEST, FOR A DISTANCE OF 2.62 FEET; THENCE SOUTH 34°50’46” WEST, FOR A DISTANCE OF 21,02 FEET; THENCE SOUTH 89°24’17” WEST, FOR A DISTANCE OF 64.06 FEET; THENCE NORTH 00°35’43” WEST, FOR A DISTANCE OF 49.10 FEET; THENCE NORTH 44°32’04” EAST, FOR A DISTANCE OF 7.06 FEET, TO THE FACE OF A 6-STORY BUILDING; THENCE NORTH 00°35’43” WEST, ALONG THE FACE OF SAID BUILDING, FOR A DISTANCE OF 9.66 FEET; THENCE LEAVING THE FACE OF SAID BUILDING, NORTH 28°17’02” WEST, FOR A DISTANCE OF 10.76 FEET; THENCE NORTH 00°35’43” WEST, FOR A DISTANCE OF 27.63 FEET; THENCE NORTH 89°24’17” EAST, FOR A DISTANCE OF 69.92 FEET; THENCE NORTH 00°35’43” WEST, FOR A DISTANCE OF 9.99 FEET; THENCE SOUTH 45°35’43” EAST, FOR A DISTANCE OF 7.07 FEET, TO THE FACE OF SAID 6-STORY BUILDING; THENCE SOUTH 89°24’17” EAST, ALONG THE FACE OF SAID BUILDING, FOR A DISTANCE OF 10.12 FEET; THENCE LEAVING THE FACE OF SAID BUILDING, NORTH 44°24’17” EAST, FOR A DISTANCE OF 7.07 FEET; THENCE SOUTH 00°35’43” EAST, FOR A DISTANCE OF 5.55 FEET; THENCE NORTH 89°24’17” EAST, FOR A DISTANCE OF 13.50 FEET; THENCE NORTH 00°35’43” WEST, FOR A DISTANCE OF 0.40 FEET; THENCE NORTH 89°24’17” EAST, FOR A DISTANCE OF 36.46 FEET; THENCE SOUTH 00°35’43” EAST, FOR A DISTANCE OF 4.87 FEET; THENCE NORTH 89°24’17” EAST, FOR A DISTANCE OF 28.45 FEET; THENCE SOUTH 00°35’43” EAST, FOR A DISTANCE OF 83.74 FEET TO THE POINT OF BEGINNING. SAID LANDS LYING IN AND BEING A PORTION OF SECTION 9, TOWNSHIP 4 SOUTH, RANGE 14 WEST, BAY COUNTY, FLORIDA.

TOGETHER WITH THE RIGHTS OF INGRESS AND EGRESS AS CONTAINED IN THE DECLARATION OF RECIPROCAL ACCESS, PARTY WALL AND MAINTENANCE AGREEMENT DATED JULY 18, 2007 AND FILE IN BAY COUNTY OFFICIAL RECORDS BOOK 2959, PAGE 1630.

TOGETHER WITH THE RIGHTS OF INGRESS AND EGRESS AS CONTAINED IN THE DECLARATION OF EASEMENT AGREEMENT DATED JULY 18, 2007 AND FILE IN BAY COUNTY OFFICIAL RECORDS BOOK 2959, PAGE 1648.

LUTHERAN MEDICAL ARTS

LEASEHOLD INTEREST created by that certain Ground Lease dated September 22, 2000 between IOM Health System, L.P. an Indiana limited partnership doing business as Lutheran Hospital of Indiana and BFT Partners, Ltd, a Florida limited partnership as evidenced by Memorandum of Lease dated September 22, 2000 and recorded October 3, 2000 as Document Number 200060752; First Amendment to Ground Lease dated September 22, 2000 and recorded October 3, 2000 as Document Number 200060753; transferred to Montecito Medical - Jefferson Street, LLC a Delaware limited liability company by Assignment and Assumption of Ground Lease dated April 10, 2006 and recorded April 21, 2006 as Document Number 206021853, in the Office of the Recorder of Allen County, Indiana, demising the following described lands:

PARCEL I:

BUILDING LEASE TRACT

A PART OF THE EAST HALF OF SECTION 23, TOWNSHIP 30 NORTH, RANGE 11 EAST, ABOITE TOWNSHIP, ALLEN COUNTY, INDIANA, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SECTION 23, TOWNSHIP 30 NORTH, RANGE 11 EAST; THENCE NORTH 89 DEG. 36 MIN. 00 SEC. WEST ON THE NORTH LINE OF SAID SECTION 23, A DISTANCE OF 655.00 FEET; THENCE SOUTH 00 DEG. 29 MIN. 53 SEC. WEST, A DISTANCE OF 72.82 FEET TO THE PC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1650.00 FEET, A CHORD LENGTH OF 624.86 FEET AND BEARING SOUTH 11 DEG. 24 MIN. 47 SEC. WEST; THENCE ON SAID CURVE AN ARC LENGTH OF 628.66 FEET TO THE PT OF SAID CURVE; THENCE SOUTH 22 DEG. 19 MIN. 41 SEC. WEST, A DISTANCE OF 414.65 FEET TO THE PC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 518.00 FEET, A CHORD LENGTH OF 202.56 FEET AND BEARING SOUTH 11 DEG. 03 MIN. 10 SEC. WEST; THENCE ON SAID CURVE AN ARC LENGTH OF 203.88 FEET TO THE PT OF SAID CURVE; THENCE SOUTH 00 DEG. 13 MIN. 21 SEC. EAST, A DISTANCE OF 89.04 FEET; THENCE SOUTH 89 DEG. 46 MIN. 39 SEC. WEST, A DISTANCE OF 285.17 FEET; THENCE SOUTH 00 DEG. 13 MIN. 21 SEC. EAST, A DISTANCE OF 77.50 FEET TO THE POINT OF BEGINNING OF THE TRACT HEREIN DESCRIBED; THENCE SOUTH 00 DEG. 13 MIN. 21 SEC. EAST, A DISTANCE OF 58.33 FEET; THENCE NORTH 89 DEG. 46 MIN. 39 SEC. EAST, A DISTANCE OF 49.00 FEET; THENCE SOUTH 00 DEG. 13 MIN. 21 SEC. EAST, A DISTANCE OF 72.34 FEET; THENCE SOUTH 89 DEG. 46 MIN. 39 SEC. WEST, A DISTANCE 49.00 FEET; THENCE SOUTH 00 DEG. 13 MIN. 21 SEC. EAST, A DISTANCE OF 58.33 FEET; THENCE SOUTH 89 DEG. 46 MIN. 39 SEC. WEST, A DISTANCE OF 141.66 FEET; THENCE NORTH 00 DEG. 13 MIN. 21 SEC. WEST, A DISTANCE OF 189.00 FEET; THENCE NORTH 89 DEG. 46 MIN. 39 SEC. EAST, A DISTANCE OF 141.66 FEET, TO THE POINT OF BEGINNING. CONTAINING 0.70 ACRES, MORE OR LESS.

PARCEL II:

EXCLUSIVE USE & PARKING AREA EASEMENT AS CREATED IN THE DECLARATION OF COVENANTS, RESTRICTIONS AND EASEMENT DATED AUGUST 1, 2000 AND RECORDED

OCTOBER 3, 2000 AS DOCUMENT#2000-60751 AND RE-RECORDED DECEMBER 22, 2000 AS DOCUMENT#2000-77766; FIRST AMENDMENT RECORDED AUGUST 31, 2007 AS DOCUMENT#2007049653 AND RE-RECORDED SEPTEMBER 14, 2007 AS DOCUMENT #2007052032; AND SECOND AMENDMENT RECORDED NOVEMBER 15, 2007 AS DOCUMENT#2007063369, DESCRIBED AS FOLLOWS:

A PART OF THE EAST HALF OF SECTION 23, TOWNSHIP 30 NORTH, RANGE 11 EAST, ABOITE TOWNSHIP, ALLEN COUNTY, INDIANA, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SECTION 23, TOWNSHIP 30 NORTH, RANGE 11 EAST; THENCE NORTH 89 DEG. 36 MIN. 00 SEC. WEST ON THE NORTH LINE OF SAID SECTION 23, A DISTANCE OF 655.00 FEET; THENCE SOUTH 00 DEG. 29 MIN. 53 SEC. WEST, A DISTANCE OF 72.82 FEET TO THE PC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1650.00 FEET, A CHORD LENGTH OF 624.86 FEET AND BEARING SOUTH 11 DEG. 24 MIN. 47 SEC. WEST; THENCE ON SAID CURVE AN ARC LENGTH OF 628.66 FEET TO THE PT OF SAID CURVE; THENCE SOUTH 22 DEG. 19 MIN. 41 SEC. WEST, A DISTANCE OF 414.65 FEET TO THE PC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 518.00 FEET, A CHORD LENGTH OF 202.56 FEET AND BEARING SOUTH 11 DEG. 03 MIN. 10 SEC. WEST; THENCE ON SAID CURVE AN ARC LENGTH OF 203.88 FEET TO THE PT OF SAID CURVE; THENCE SOUTH 00 DEG. 13 MIN. 21 SEC. EAST, A DISTANCE OF 89.04 FEET; THENCE SOUTH 89 DEG. 46 MIN. 39 SEC. WEST, A DISTANCE OF 25.00 FEET TO THE POINT OF BEGINNING OF THE TRACT HEREIN DESCRIBED; THENCE SOUTH 00 DEG. 13 MIN. 21 SEC. EAST, A DISTANCE OF 314.51 FEET; THENCE NORTH 84 DEG. 02 MIN. 04 SEC. WEST, A DISTANCE OF 255.22 FEET; THENCE SOUTH 89 DEG. 46 MIN. 39 SEC. WEST, A DISTANCE OF 224.61 FEET; THENCE NORTH 00 DEG. 13 MIN. 21 SEC. WEST, A DISTANCE OF 287.00 FEET; THENCE NORTH 89 DEG. 46 MIN. 39 SEC. EAST, A DISTANCE OF 478.34 FEET TO THE POINT OF BEGINNING. CONTAINING 3.23 ACRES.

PARCEL III:

NON-EXCLUSIVE EASEMENTS FOR INGRESS, EGRESS, PARKING & UTILITIES AS CREATED IN THE DECLARATION OF COVENANTS, RESTRICTIONS AND EASEMENT DATED AUGUST 1, 2000 AND RECORDED OCTOBER 3, 2000 AS DOCUMENT#2000-60751 AND RE-RECORDED DECEMBER 22, 2000 AS DOCUMENT#2000-77766; FIRST AMENDMENT RECORDED AUGUST 31, 2007 AS DOCUMENT#2007049653 AND RE-RECORDED SEPTEMBER 14, 2007 AS DOCUMENT #2007052032; AND SECOND AMENDMENT RECORDED NOVEMBER 15, 2007 AS DOCUMENT#2007063369, DESCRIBED AS FOLLOWS:

A PART OF THE EAST HALF OF SECTION 23, TOWNSHIP 30 NORTH, RANGE 11 EAST, ABOITE TOWNSHIP, ALLEN COUNTY, INDIANA, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SECTION 23, TOWNSHIP 30 NORTH, RANGE 11 EAST; THENCE NORTH 89 DEG. 36 MIN. 00 SEC. WEST ON THE NORTH LINE OF SAID SECTION 23, A DISTANCE OF 655.00 FEET; THENCE SOUTH 00 DEG. 29 MIN. 53 SEC. WEST, A DISTANCE OF 72.82 FEET TO THE PC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1650.00 FEET, A CHORD LENGTH OF 624.86 FEET AND BEARING SOUTH 11 DEG. 24 MIN. 47 SEC. WEST;

THENCE ON SAID CURVE AN ARC LENGTH OF 628.66 FEET TO THE PT OF SAID CURVE; THENCE SOUTH 22 DEG. 19 MIN. 41 SEC. WEST, A DISTANCE OF 414.65 FEET TO THE PC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 518.00 FEET, A CHORD LENGTH OF 202.56 FEET AND BEARING SOUTH 11 DEG. 03 MIN. 10 SEC. WEST; THENCE ON SAID CURVE AN ARC LENGTH OF 203.88 FEET TO THE PT OF SAID CURVE; THENCE SOUTH 00 DEG. 13 MIN. 21 SEC. EAST, A DISTANCE OF 89.04 FEET; THENCE SOUTH 89 DEG. 46 MIN. 39 SEC. WEST, A DISTANCE OF 25.00 FEET TO THE POINT OF BEGINNING OF THE TRACT HEREIN DESCRIBED; THENCE SOUTH 00 DEG. 13 MIN. 21 SEC. EAST, A DISTANCE OF 314.51 FEET; THENCE NORTH 84 DEG. 02 MIN. 04 SEC. WEST, A DISTANCE OF 255.22 FEET; THENCE SOUTH 89 DEG. 46 MIN. 39 SEC. WEST, A DISTANCE OF 224.61 FEET; THENCE NORTH 00 DEG. 13 MIN. 21 SEC. WEST, A DISTANCE OF 287.00 FEET; THENCE NORTH 89 DEG. 46 MIN. 39 SEC. EAST, A DISTANCE OF 478.34 FEET TO THE POINT OF BEGINNING. CONTAINING 3.23 ACRES, MORE OR LESS.

TOGETHER WITH:

A PART OF THE EAST HALF OF SECTION 23, AND THE WEST HALF OF SECTION 24, TOWNSHIP 30 NORTH, RANGE 11 EAST (ABOITE TOWNSHIP), ALLEN COUNTY, INDIANA; AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SECTION 23, TOWNSHIP 30 NORTH, RANGE 11 EAST, AT A 5/8" REBAR FOUND AT THE INTERSECTION OF ABOITE CENTER ROAD AND DICKE ROAD; THENCE NORTH 89 DEG. 36 MIN. 00 SEC. WEST, ALONG THE NORTH LINE OF SAID SECTION 23, A DISTANCE OF 625.00 FEET; THENCE SOUTH 00 DEG. 30 MIN. 00 SEC. WEST, A DISTANCE OF 60.00 FEET TO THE SOUTH RIGHT-OF-WAY LINE OF ABOITE CENTER ROAD AND THE POINT OF BEGINNING;THENCE SOUTH 00 DEG. 30 MIN. 00 SEC. WEST, PARALLEL WITH THE EAST LINE OF THE NORTHEAST QUARTER OF SAID SECTION 23, A DISTANCE OF 10.03 FEET TO A POINT ON A NON-TANGENT CURVE TO THE LEFT WITH A RADIUS OF 1680.00 FEET, A CHORD LENGTH OF 639.02 FEET, AND BEARING SOUTH 11 DEG. 21 MIN. 52 SEC. WEST; THENCE ON SAID CURVE AN ARC LENGTH OF 642.94 FEET TO THE P.C. OF SAID CURVE; THENCE CONTINUING TANGENT TO SAID CURVE SOUTH 22 DEG. 19 MIN. 41 SEC. WEST, A DISTANCE OF 300.00 FEET; THENCE SOUTH 67 DEG. 40 MIN. 19 SEC. EAST, A DISTANCE OF 80.02 FEET TO THE P.C. OF A TANGENT CURVE TO THE RIGHT WITH A RADIUS OF 490.00 FEET, A CHORD LENGTH OF 449.97 FEET, AND BEARING SOUTH 40 DEG. 20 MIN. 21 SEC. EAST; THENCE ON SAID CURVE AN ARC LENGTH OF 467.50 FEET TO A POINT ON SAID CURVE; THENCE SOUTH 89 DEG. 36 MIN. 00 SEC. EAST, A DISTANCE OF 488.46 FEET TO A POINT ON THE EAST LINE OF THE NORTHEAST QUARTER OF SAID SECTION 23; THENCE SOUTH 00 DEG. 30 MIN. 00 SEC. WEST ALONG THE EAST LINE OF SAID NORTHEAST QUARTER, A DISTANCE OF 90.85 FEET; THENCE NORTH 89 DEG. 38 MIN. 36 SEC. WEST, A DISTANCE OF 393.15 FEET TO A 1/2" REBAR FOUND; THENCE SOUTH 00 DEG. 30 MIN. 00 SEC. WEST, A DISTANCE OF 175.21 FEET; THENCE SOUTH 89 DEG. 46 MIN. 40 SEC. WEST, ALONG THE NORTH LINE OF THAT PARCEL DEEDED TO FORT WAYNE HEART CENTER EQUIPMENT, INC., AS DOCUMENT 90-33794 AND 90-33795, A DISTANCE OF 28.63 FEET; THENCE SOUTH 00 DEG. 20 MIN. 03 SEC. WEST, A DISTANCE OF 161.60 FEET; THENCE SOUTH 22 DEG. 17 MIN. 00 SEC. EAST, A DISTANCE OF 69.96 FEET; THENCE SOUTH 12 DEG. 32 MIN. 07 SEC. EAST, A DISTANCE OF 275.00 FEET; THENCE SOUTH 01 DEG. 19 MIN. 36 SEC. EAST, A DISTANCE OF 169.49 FEET; THENCE SOUTH 55 DEG. 32 MIN. 49 SEC. EAST, A DISTANCE OF 26.97 FEET TO THE

NORTH LINE OF LUTHERAN MEDICAL PARK DRIVE, AS DESCRIBED IN DOCUMENT 90-39140; THENCE ALONG THE NORTH LINE OF SAID DRIVE, SOUTH 89 DEG. 35 MIN. 47 SEC. EAST, A DISTANCE OF 27.59 FEET, TO A POINT ON A NON-TANGENT CURVE TO THE RIGHT WITH A RADIUS OF 716.20 FEET, A CHORD LENGTH 362.15 FEET, AND BEARING NORTH 50 DEG. 20 MIN. 24 SEC. EAST; THENCE ON SAID ARC, AN ARC LENGTH OF 366.13 FEET, TO A RAILROAD SPIKE FOUND AT THE INTERSECTION OF THE EAST LINE OF THE NORTHEAST QUARTER OF SAID SECTION 23 WITH THE CENTERLINE OF SCOTTWOOD COURT; THENCE NORTH 63 DEG. 50 MIN. 27 SEC. EAST, A DISTANCE OF 47.73 FEET; THENCE SOUTH 28 DEG. 57 MIN. 20 SEC. EAST, A DISTANCE OF 379.30 FEET; THENCE SOUTH 87 DEG. 15 MIN. 24 SEC. EAST, A DISTANCE OF 107.57 FEET; THENCE SOUTH 00 DEG. 47 MIN. 03 SEC. WEST, A DISTANCE OF 112.85 FEET TO THE NORTHWESTERLY RIGHT- OF-WAY OF WEST JEFFERSON BOULEVARD; THENCE SOUTH 45 DEG. 47 MIN. 33 SEC. WEST, ALONG THE NORTHWESTERLY RIGHT-OF-WAY OF WEST JEFFERSON BOULEVARD, A DISTANCE OF 195.30 FEET TO THE SOUTHERLY MOST CORNER OF LUTHERAN MEDICAL PARK DRIVE AS RECORDED IN SAID DOCUMENT # 90-39140; THENCE ON THE SOUTHERLY LINE OF SAID DRIVE NORTH 37 DEG, 14 MIN. 33 SEC. WEST, A DISTANCE OF 225.08 FEET TO THE P.C. OF A TANGENT CURVE TO THE LEFT WITH A RADIUS OF 150.00 FEET, A CHORD LENGTH OF 157.66 FEET, AND BEARING NORTH 68 DEG. 56 MIN. 51 SEC. WEST; THENCE ON SAID CURVE AN ARC LENGTH OF 166.00 FEET TO THE P.T. OF SAID CURVE; THENCE CONTAINING TANGENT TO SAID CURVE SOUTH 79 DEG. 20 MIN. 51 SEC. WEST, A DISTANCE OF 69.28 FEET; THENCE CONTINUING ON SAID SOUTH LINE AND ITS WESTERLY EXTENSION NORTH 89 DEG. 35 MIN. 47 SEC. WEST, A DISTANCE OF 187.20 FEET TO THE NORTHEAST CORNER OF A TRACT OF LAND DESCRIBED TO GIFFIN; THENCE SOUTH 21 DEG. 54 MIN. 02 SEC. WEST, A DISTANCE OF 125.03 FEET TO A P-K NAIL FOUND AT THE CENTER LINE OF SCOTTWOOD COURT; THENCE SOUTH 23 DEG. 13 MIN. 30 SEC. WEST, A DISTANCE OF 418.34 FEET; THENCE SOUTH 53 DEG. 46 MIN. 45 SEC. EAST, A DISTANCE OF 243.13 FEET; THENCE SOUTH 21 DEG. 59 MIN. 14 SEC. EAST, A DISTANCE OF 67.55 FEET TO A POINT ON THE NORTHERLY RIGHT-OF-WAY LINE OF WEST JEFFERSON BOULEVARD; THENCE SOUTH 75 DEG. 21 MIN. 40 SEC. WEST, A DISTANCE OF 339.52 FEET; THENCE NORTH 65 DEG. 30 MIN. 39 SEC. WEST, A DISTANCE OF 35.99 FEET; THENCE NORTH 65 DEG. 46 MIN. 11 SEC. WEST, A DISTANCE OF 64.10 FEET; THENCE NORTH 65 DEG. 12 MIN. 01 SEC. WEST, A DISTANCE OF 442.49 FEET TO THE P.C. OF A TANGENT CURVE TO THE RIGHT WITH A RADIUS OF 748.83 FEET, A CHORD LENGTH OF 748.83 FEET AND BEARING NORTH 35 DEG. 12 MIN. 01 SEC. WEST; THENCE ON SAID CURVE AN ARC LENGTH OF 784.17 FEET TO THE P.T. OF SAID CURVE; THENCE CONTINUING TANGENT TO SAID CURVE NORTH 5 DEG. 12 MIN. 01 SEC. WEST, A DISTANCE OF 687.66 FEET TO A POINT ON THE EAST RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY 69; THENCE ON SAID RIGHT-OF-WAY LINE NORTH 0 DEG. 57 MIN. 02 SEC. EAST, A DISTANCE OF 970.00 FEET; THENCE SOUTH 89 DEG. 02 MIN. 58 SEC. EAST, A DISTANCE OF 325.01 FEET; THENCE NORTH 53 DEG. 37 MIN. 54 SEC. EAST, A DISTANCE OF 60.00 FEET; THENCE SOUTH 36 DEG. 22 MIN. 06 SEC. EAST, A DISTANCE OF 101.43 FEET TO THE P.C. OF A TANGENT CURVE TO THE LEFT WITH A RADIUS OF 470.00 FEET, A CHORD LENGTH OF 253.60 FEET AND BEARING SOUTH 52 DEG. 01 MIN. 13 SEC. EAST; THENCE ON SAID CURVE AN ARC LENGTH OF 256.78 FEET TO THE P.T. OF SAID CURVE; THENCE CONTINUING TANGENT TO SAID CURVE SOUTH 67 DEG. 40 MIN. 19 SEC. EAST, A DISTANCE OF 107.41 FEET; THENCE NORTH 22 DEG. 19 MIN. 41 SEC. EAST, A DISTANCE OF 252.52 FEET; THENCE NORTH 67 DEG. 40 MIN. 19 SEC. WEST, A DISTANCE OF 184.42 FEET; THENCE NORTH 0 DEG. 30 MIN. 00 SEC. EAST, A DISTANCE OF 575.24

FEET TO THE SOUTH RIGHT-OF-WAY LINE OF SAID ABOITE CENTER ROAD; THENCE NORTH 84 DEG. 41 MIN. 22 SEC. EAST ON SAID SOUTH RIGHT-OF-WAY LINE, A DISTANCE OF 149.92 FEET; THENCE CONTINUING ON SAID SOUTH RIGHT-OF-WAY LINE SOUTH 89 DEG. 36 MIN. 00 SEC. EAST, A DISTANCE OF 215.85 FEET TO THE POINT OF BEGINNING. CONTAINING 67.95 ACRES MORE OR LESS.

EXCEPTING FROM SAID PARCEL III, THE FOLLOWING DESCRIBED PARCELS:

(AS EXCEPTED FROM "THE NEW HOSPITAL PARCEL" AS DESCRIBED IN "EXHIBIT A-1" OF DOCUMENT #2007063369)

EXCEPTING - PARCEL "I" (MOB #1)

PART OF THE EAST HALF OF SECTION 23, TOWNSHIP 30 NORTH, RANGE 11 EAST, ABOITE TOWNSHIP, ALLEN COUNTY, INDIANA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE SOUTH LINE OF THE NORTHEAST QUARTER OF SECTION 23, TOWNSHIP 30 NORTH, RANGE 11 EAST, AND THE CENTERLINE OF SCOTTWOOD COURT SAID POINT BEING MARKED BY A P.K. NAIL FOUND; THENCE SOUTH 89 DEG. 37 MIN. 30 SEC. WEST ALONG SAID QUARTER SECTION LINE 393.88 FEET; THENCE NORTH 00 DEG. 22 MIN. 30 SEC. WEST 28.66 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION; SAID POINT BEING THE SOUTHEAST CORNER OF MEDICAL OFFICE BUILDING NO. 1; THENCE FOLLOWING THE PERIMETER OF SAID BUILDING; THENCE SOUTH 89 DEG. 37 MIN. 30 SEC. WEST, A DISTANCE OF 92.67 FEET; THENCE NORTH 00 DEG. 22 MIN. 30 SEC. WEST, A DISTANCE OF 120.00 FEET; THENCE SOUTH 89 DEG. 37 MIN. 30 SEC, WEST, A DISTANCE OF 90.00 FEET; THENCE NORTH 00 DEG. 22 MIN. 30 SEC. WEST, A DISTANCE OF 92.67 FEET TO THE NORTHWEST CORNER OF SAID BUILDING; THENCE CONTINUING ALONG THE PERIMETER OF SAID BUILDING NORTH 89 DEG. 37 MIN. 30 SEC. EAST, A DISTANCE OF 122.67 FEET; THENCE SOUTH 00 DEG. 22 MIN. 30 SEC. EAST, A DISTANCE OF 30.00 FEET; THENCE NORTH 89 DEG. 37 MIN. 30 SEC. EAST, A DISTANCE OF 30.00 FEET; THENCE SOUTH 00 DEG. 22 MIN. 30 SEC. EAST, A DISTANCE OF 30.00 FEET; THENCE NORTH 89 DEG. 37 MIN. 30 SEC. EAST, A DISTANCE OF 30.00 FEET; THENCE SOUTH 00 DEG. 22 MIN. 30 SEC. EAST, A DISTANCE OF 152.67 FEET TO THE POINT OF BEGINNING. CONTAINING THEREIN 25,348.33 SQUARE FEET OR 0.582 ACRES MORE OR LESS.

ALSO EXCEPTING - PARCEL "II" (MOB #2)

A PART OF THE NORTHEAST QUARTER OF SECTION 23, TOWNSHIP 30 NORTH, RANGE 11 EAST, ABOITE TOWNSHIP, ALLEN COUNTY, INDIANA, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE NORTHEAST QUARTER OF SAID SECTION 23; THENCE SOUTH 89 DEG. 37 MIN. 30 SEC. WEST ALONG THE SOUTH LINE OF THE NORTHEAST QUARTER OF SAID SECTION 23, A DISTANCE OF 442.83 FEET TO THE NORTHEAST CORNER OF THE PARCEL DESCRIBED IN DOCUMENT # 86-54424; THENCE CONTINUING ALONG SAID SOUTH LINE OF THE NORTHEAST QUARTER OF SAID SECTION 23, A DISTANCE OF 664.05 FEET; THENCE BY A DEFLECTION ANGLE OF 90 DEGREES TO THE RIGHT, GIVING A BEARING OF NORTH 0 DEG. 22 MIN. 30 SEC. WEST, A DISTANCE OF 30.98 FEET TO THE SOUTHEAST

CORNER OF MOB #2 AND THE POINT OF BEGINNING; THENCE SOUTH 89 DEG. 37 MIN. 30 SEC. WEST, A DISTANCE OF 220.17 FEET; THENCE NORTH 0 DEG. 22 MIN. 30 SEC. WEST, A DISTANCE OF 37.07 FEET; THENCE NORTH 89 DEG. 37 MIN. 30 SEC. EAST, A DISTANCE OF 67.76 FEET; THENCE NORTH 0 DEG. 22 MIN. 30 SEC. WEST, A DISTANCE OF 85.33 FEET; THENCE NORTH 89 DEG. 37 MIN. 30 SEC. EAST, A DISTANCE OF 60.04 FEET; THENCE NORTH 0 DEG. 22 MIN. 30 SEC. WEST, A DISTANCE OF 89.95 FEET; THENCE NORTH 89 DEG. 37 MIN. 30 SEC. EAST, A DISTANCE OF 37.21 FEET; THENCE NORTH 0 DEG. 22 MIN. 30 SEC. WEST, A DISTANCE OF 9.34 FEET; THENCE NORTH 89 DEG. 37 MIN. 30 SEC. EAST, A DISTANCE OF 24.61 FEET; THENCE SOUTH 0 DEG. 22 MIN. 30 SEC. EAST, A DISTANCE OF 9.34 FEET; THENCE NORTH 89 DEG. 37 MIN. 30 SEC. EAST, A DISTANCE OF 90.59 FEET; THENCE SOUTH 00 DEG. 22 MIN. 30 SEC. EAST, A DISTANCE OF 172.45 FEET; THENCE SOUTH 89 DEG. 37 MIN. 30 SEC. WEST, A DISTANCE OF 30.01 FEET; THENCE SOUTH 0 DEG. 22 MIN. 30 SEC. EAST, A DISTANCE OF 9.90 FEET; THENCE SOUTH 89 DEG. 37 MIN. 30 SEC. WEST, A DISTANCE OF 30.03 FEET; THENCE SOUTH 00 DEG. 22 MIN. 30 SEC. EAST, A DISTANCE OF 30.00 FEET TO THE POINT OF BEGINNING. CONTAINING 40,357 SQUARE FEET OR 0.926 ACRES, MORE OR LESS.

ALSO EXCEPTING - PARCEL"III" (OUTLOT #4, BROOKLYN MEDICAL)

PART OF THE NORTHEAST QUARTER OF SECTION 23, TOWNSHIP 30 NORTH, RANGE 11 EAST OF THE SECOND PRINCIPAL MERIDIAN IN ALLEN COUNTY, INDIANA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE CENTERLINE OF ABOITE CENTER ROAD WITH THE CENTERLINE OF DICKE ROAD AT A 5/8-INCH STEEL REBAR MARKING THE NORTHEAST CORNER OF SAID NORTHEAST QUARTER; THENCE NORTH 89 DEGREES 36' 00" WEST (DEED BEARING AND BASIS OF BEARINGS IN THIS DESCRIPTION), A DISTANCE OF 685.00 FEET ALONG THE NORTH LINE OF SAID NORTHEAST QUARTER AND SAID CENTERLINE; THENCE SOUTH 00 DEGREES 30' 00" WEST, A DISTANCE OF 60.00 FEET TO A 5/8-INCH STEEL REBAR SET AT THE INTERSECTION OF THE SOUTH RIGHT-OF-WAY LINE OF SAID ABOITE CENTER ROAD WITH THE WESTERLY RIGHT-OF-WAY LINE OF A PROPOSED PRIVATE DRIVE, SAID POINT BEING THE POINT OF BEGINNING OF THE HEREIN DESCRIBED TRACT; THENCE CONTINUING SOUTH 00 DEGREES 30' 00" WEST, A DISTANCE OF 10.03 FEET ALONG SAID RIGHT-OF-WAY LINE TO A 5/8-INCH STEEL REBAR SET AT THE POINT OF CURVATURE OF A NON-TANGENT CURVE, CONCAVE TO THE WEST, HAVING A RADIUS OF 1680.00 FEET, A CENTRAL ANGLE OF 09 DEGREES 51' 46", AND A CHORD OF 288.84 FEET BEARING SOUTH 05° 43' 43" WEST; THENCE SOUTHERLY ALONG SAID CURVE AND SAID RIGHT-OF-WAY LINE, A DISTANCE OF 289.20 FEET TO A 5/8-INCH STEEL REBAR SET; THENCE NORTH 89 DEGREES 29' 11" WEST, A DISTANCE OF 278.68 FEET (279.78 FEET, DEED) TO A 5/8-INCH STEEL REBAR ON THE WEST LINE OF A 67.95 ACRE TRACT CONVEYED TO QHG OF INDIANA, INC. AND RECORDED AS DOCUMENT NO. 95-0337718 IN THE OFFICE OF THE RECORDER, ALLEN COUNTY, INDIANA; THENCE NORTH 00 DEGREES 30' 00" EAST, A DISTANCE OF 282.15 FEET ALONG SAID WEST LINE TO A 5/8-INCH STEEL REBAR ON THE SOUTH RIGHT-OF-WAY LINE OF SAID ABOITE CENTER ROAD; THENCE NORTH 84 DEGREES 41' 22" EAST, A DISTANCE OF 149.92 FEET ALONG SAID RIGHT-OF-WAY LINE TO A 5/8-INCH STEEL REBAR; THENCE SOUTH 89 DEGREES 36' 00" EAST, A DISTANCE OF 155.85 FEET CONTINUING ALONG SAID RIGHT-OF-WAY LINE TO THE POINT OF BEGINNING. SAID DESCRIBED TRACT CONTAINING 1.997 ACRES (86,997.495 SQUARE FEET), MORE OR LESS, SUBJECT TO EASEMENTS OF RECORD.

ALSO EXCEPTING - PARCEL"IV" (OUTLOT #5, BROOKLYN MEDICAL)

PART OF THE NORTHEAST QUARTER OF SECTION 23, TOWNSHIP 30 NORTH, RANGE 11 EAST OF THE SECOND PRINCIPAL MERIDIAN IN ALLEN COUNTY, INDIANA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE CENTERLINE OF ABOITE CENTER ROAD WITH THE CENTERLINE OF DICKE ROAD AT A 5/8-INCH STEEL REBAR MARKING THE NORTHEAST CORNER OF SAID NORTHEAST QUARTER; THENCE NORTH 89 DEGREES 36' 00" WEST (DEED BEARING AND BASIS OF BEARINGS IN THIS DESCRIPTION), A DISTANCE OF 685.00 FEET ALONG THE NORTH LINE OF SAID NORTHEAST QUARTER AND SAID CENTERLINE; THENCE SOUTH 00 DEGREES 30' 00" WEST, A DISTANCE OF 60.00 FEET TO A 5/8-INCH STEEL REBAR SET AT THE INTERSECTION OF THE SOUTH RIGHT-OF-WAY LINE OF SAID ABOITE CENTER ROAD WITH THE WESTERLY RIGHT-OF-WAY LINE OF A PROPOSED PRIVATE DRIVE, THENCE CONTINUING SOUTH 00 DEGREES 30' 00" WEST, A DISTANCE OF 10.03 FEET ALONG SAID RIGHT-OF-WAY LINE TO A 5/8-INCH STEEL REBAR SET AT THE POINT OF CURVATURE OF A NON-TANGENT CURVE, CONCAVE TO THE WEST, HAVING A RADIUS OF 1680.00 FEET, A CENTRAL ANGLE OF 09 DEGREES 51' 46", AND A CHORD OF 288.84 FEET BEARING SOUTH 05 DEGREES 43' WEST; THENCE SOUTHERLY ALONG SAID CURVE AND SAID RIGHT-OF-WAY LINE, A DISTANCE OF 289.20 FEET (289.06 FEET, DEED) TO A 5/8-INCH STEEL REBAR SET AT THE POINT OF BEGINNING OF THE HEREIN DESCRIBED TRACT, BEING ON A NON-TANGENT CURVE, CONCAVE TO THE WEST, HAVING A RADIUS OF 1680.00 FEET, A CENTRAL ANGLE OF 11 DEGREES 16' 19", AND A CHORD OF 329.98 FEET BEARING SOUTH 16 DEGREES 17' 46" WEST; THENCE CONTINUING SOUTHERLY ALONG SAID CURVE, A DISTANCE OF 330.51 FEET (330.91 FEET, DEED) TO A 5/8-INCH STEEL REBAR SET; THENCE SOUTH 22 DEGREES 19' 41" WEST, A DISTANCE OF 47.48 FEET TO A 5/8-INCH STEEL REBAR ON THE SOUTHERLY LINE OF A PORTION OF A 67.95 ACRE TRACT CONVEYED TO QHG OF INDIANA, INC. AND RECORDED AS DOCUMENT NO. 95-0337718 IN THE OFFICE OF THE RECORDER, ALLEN COUNTY, INDIANA; THENCE NORTH 67 DEGREES 40' 19" WEST, A DISTANCE OF 182.42 FEET ALONG SAID SOUTHERLY LINE TO A 5/8-INCH STEEL REBAR ON THE WEST LINE OF SAID 67.95 ACRE TRACT; THENCE NORTH 00 DEGREES 30' 00" EAST, A DISTANCE OF 293.09 FEET ALONG SAID WEST LINE TO A 5/8-INCH STEEL REBAR; THENCE SOUTH 89 DEGREES 29' 11" EAST, A DISTANCE OF 278.68 FEET (279.78 FEET, DEED) TO THE POINT OF BEGINNING. SAID DESCRIBED TRACT CONTAINING 1.793 ACRES (78,086.638 SQUARE FEET), MORE OR LESS, SUBJECT TO EASEMENTS OF RECORD.

ALSO EXCEPTING - PARCEL "V" (THAT RIGHT-OF-WAY DEDICATED FOR HIGHWAY PURPOSES UNDER PROJECT NHI-69-4(103) FOR INTERSTATE NO. 69.)

A PART OF THE EAST HALF OF SECTION 23, TOWNSHIP 30 NORTH, RANGE 11 EAST, ALLEN COUNTY, INDIANA, AND BEING ALL THAT PART OF THE OWNER'S LAND LYING WITHIN THE RIGHT OF WAY LINES DEPICTED ON THE ATTACHED RIGHT OF WAY ROUTE SURVEY PLAT, DESCRIBED AS FOLLOWS:

COMMENCING AT THE EAST QUARTER SECTION CORNER OF SAID EAST HALF, THENCE SOUTH 0 DEG. 18 MIN. 00 SEC. EAST 83.310 METERS (273.33 FEET) TO THE CENTER LINE OF U.S.R 24; THENCE ALONG THE CENTER LINE OF SAID U.S.R. 24 SOUTHWESTERLY 255.814 METERS (839.29 FEET) ALONG AN ARC TO

THE RIGHT AND HAVING A RADIUS OF 1940.418 METERS (6,366.20 FEET) AND SUBTENDED BY A LONG CHORD HAVING A BEARING OF SOUTH 51 DEG. 51 MIN. 47 SEC. WEST AND A LENGTH OF 255.629 METERS (838.68 FEET); THENCE NORTH 34 DEG. 21 MIN. 46 SEC. WEST 21.336 METERS (70.00 FEET) TO THE NORTHWESTERN BOUNDARY OF SAID U.S.R 24; THENCE ALONG SAID BOUNDARY SOUTHWESTERLY 48.101 METERS (157.81 FEET) ALONG AN ARC TO THE RIGHT AND HAVING A RADIUS OF 1919.08 METERS (6,296.20 FEET) AND SUBTENDED BY A LONG CHORD HAVING A BEARING OF SOUTH 56 DEG. 21 MIN. 29 SEC. WEST AND A LENGTH OF 48.099 METERS (157.81 FEET); THENCE SOUTH 62 DEG. 35 MIN. 53 SEC. WEST 42.976 METERS (141.00 FEET) ALONG SAID BOUNDARY; THENCE SOUTH 54 DEG. 15 MIN. 54 SEC. WEST 9.592 METERS (31.47 FEET) ALONG SAID BOUNDARY; THENCE SOUTH 62 DEG. 57 MIN. 00 SEC. WEST 42.504 METERS (139.45 FEET) ALONG SAID BOUNDARY TO THE POINT OF BEGINNING OF THIS DESCRIPTION, WHICH POINT OF BEGINNING IS IDENTIFIED AS POINT NUMBER 2640 ON SAID PLAT; THENCE SOUTH 62 DEG. 57 MIN. 00 SEC. WEST 76.916 METERS (252.35 FEET) ALONG SAID BOUNDARY TO THE NORTHEASTERN BOUNDARY OF THE INTERSECTION OF SAID U.S.R. 24 AND INTERSTATE 69; THENCE NORTH 71 DEG. 32 MIN. 30 SEC. WEST 46.543 METERS (152.70 FEET) ALONG THE BOUNDARY OF THE INTERSECTION OF SAID U.S.R. 24 AND SAID INTERSTATE 69; THENCE NORTH 24 DEG. 15 MIN. 00 SEC. WEST 32.278 METERS (105.90 FEET) ALONG THE BOUNDARY OF SAID INTERSECTION TO THE EASTERN BOUNDARY OF INTERSTATE 69; THENCE ALONG THE EASTERN BOUNDARY OF SAID INTERSTATE 69 NORTHWESTERLY 196.569 METERS (644.91 FEET) ALONG AN ARC TO THE RIGHT AND HAVING A RADIUS OF 486.772 METERS (1,597.02 FEET) AND SUBTENDED BY A LONG CHORD HAVING A BEARING OF NORTH 12 DEG. 16 MIN. 02 SEC. WEST AND A DISTANCE OF 195.236 METERS (640.54 FEET); THENCE NORTH 0 DEG. 41 MIN. 55 SEC. WEST 91.653 METERS (300.70 FEET) ALONG SAID BOUNDARY; THENCE NORTH 0 DEG. 15 MIN. 30 SEC. WEST 295.351 METERS (968.99 FEET) ALONG SAID BOUNDARY; THENCE NORTH 0 DEG. 07 MIN. 57 SEC. EAST 82.783 METERS (271.40 FEET) ALONG SAID BOUNDARY; THENCE NORTH 0 DEG. 17 MIN. 02 SEC. EAST 135.889 METERS (445.86 FEET) ALONG SAID BOUNDARY TO A POINT IDENTIFIED AS POINT NUMBER 2620 ON SAID PLAT; THENCE SOUTH 12 DEG. 16 MIN. 28 SEC. EAST 51.196 METERS (167.97 FEET) TO A POINT IDENTIFIED AS POINT NUMBER 2460 ON SAID PLAT; THENCE SOUTH 0 DEG. 07 MIN. 57 SEC. WEST 160.00 METERS (524.93 FEET) TO A POINT IDENTIFIED AS POINT NUMBER 2450 ON SAID PLAT; THENCE SOUTH 0 DEG. 17 MIN. 35 SEC. EAST 116.123 METERS (380.98 FEET) TO A POINT IDENTIFIED AS POINT NUMBER 2440 ON SAID PLAT; THENCE SOUTH 5 DEG. 11 MIN. 22 SEC. EAST 218.583 METERS (717.14 FEET) TO A POINT IDENTIFIED AS POINT NUMBER 2430 ON SAID PLAT; THENCE SOUTH 2 DEG. 16 MIN. 55 SEC. EAST 60.075 METERS (197.10 FEET) TO A POINT IDENTIFIED AS POINT NUMBER 3900 ON SAID PLAT; THENCE SOUTH 7 DEG. 12 MIN. 19 SEC. EAST 156.585 METERS (513.73 FEET) TO A POINT IDENTIFIED AS POINT NUMBER 3800 ON SAID PLAT; THENCE SOUTH 34 DEG. 09 MIN. 11 SEC. EAST 58.219 METERS (191.01 FEET) TO A POINT IDENTIFIED AS POINT NUMBER 3700 ON SAID PLAT; THENCE SOUTH 83 DEG. 09 MIN. 49 SEC. EAST 45.807 METERS (150.30 FEET) TO A POINT IDENTIFIED AS POINT NUMBER 3600 ON SAID PLAT; THENCE NORTH 79 DEG. 08 MIN. 22 SEC. EAST 38.590 METERS (126.61 FEET) TO THE POINT OF BEGINNING. CONTAINING 1.846 HECTARES (4.562 ACRES) MORE OR LESS.]

ALSO, A PART OF THE EAST HALF OF SECTION 23, TOWNSHIP 30 NORTH, RANGE 11 EAST, ALLEN COUNTY, INDIANA, AND BEING ALL THAT PART OF THE OWNER'S LAND LYING WITHIN THE RIGHT OF WAY LINES DEPICTED ON THE ATTACHED

RIGHT OF WAY ROUTE SURVEY PLAT, DESCRIBED AS FOLLOWS:

COMMENCING AT THE EAST QUARTER SECTION CORNER OF SAID EAST HALF, THENCE SOUTH 0 DEG. 18 MIN. 00 SEC. EAST 83.310 METERS (273.33 FEET) TO THE CENTER LINE OF U.S.R 24; THENCE ALONG THE CENTER LINE OF SAID U.S.R. 24 SOUTHWESTERLY 255.814 METERS (839.29 FEET) ALONG AN ARC TO THE RIGHT AND HAVING A RADIUS OF 1940.418 METERS (6,366.20 FEET) AND SUBTENDED BY A LONG CHORD HAVING A BEARING OF SOUTH 51 DEG. 51 MIN. 47 SEC. WEST AND A LENGTH OF 255.629 METERS (838.68 FEET); THENCE NORTH 34 DEG. 21 MIN. 46 SEC. WEST 21.336 METERS (70.00 FEET) TO THE NORTHWESTERN BOUNDARY OF SAID U.S.R 24 AND THE POINT OF BEGINNING OF THIS DESCRIPTION, WHICH POINT OF BEGINNING IS IDENTIFIED AS POINT NUMBER 3000 ON SAID PLAT; THENCE ALONG SAID BOUNDARY SOUTHWESTERLY 48.101 METERS (157.81 FEET) ALONG AN ARC TO THE RIGHT AND HAVING A RADIUS OF 1919.082 METERS (6,296.20 FEET) AND SUBTENDED BY A LONG CHORD HAVING A BEARING OF SOUTH 56 DEG. 21 MIN. 29 SEC. WEST AND A LENGTH OF 48.099 METERS (157.81 FEET); THENCE SOUTH 62 DEG. 35 MIN. 53 SEC. WEST 42.976 METERS (141.00 FEET) ALONG SAID BOUNDARY TO A POINT IDENTIFIED AS POINT NUMBER 2900 ON SAID PLAT; THENCE NORTH 52 DEG. 15 MIN. 18 SEC. EAST 19.832 METERS (65.07 FEET) TO A POINT IDENTIFIED AS POINT NUMBER 2400 ON SAID PLAT; THENCE NORTH 55 DEG. 43 MIN. 18 SEC. EAST 39.436 METERS (129.38 FEET) TO A POINT IDENTIFIED AS POINT NUMBER 2300 ON SAID PLAT; THENCE NORTH 68 DEGREES 01 MIN. 42 SEC. EAST 32.273 METERS (105.88 FEET) TO THE POINT OF BEGINNING. CONTAINING 0.0363 HECTARES (0.090 ACRES), MORE OR LESS.

ALSO EXCEPTING - PARCEL "VI" (MONTECITO MEDICAL-JEFFERSON STREET, LLC)

A PART OF THE EAST HALF OF SECTION 23, TOWNSHIP 30 NORTH, RANGE 11 EAST, ABOITE TOWNSHIP, ALLEN COUNTY, INDIANA, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SECTION 23, TOWNSHIP 30 NORTH, RANGE 11 EAST; THENCE NORTH 89 DEG. 36 MIN. 00 SEC. WEST ON THE NORTH LINE OF SAID SECTION 23, A DISTANCE OF 655.00 FEET; THENCE SOUTH 00 DEG. 29 MIN. 53 SEC. WEST, A DISTANCE OF 72.82 FEET TO THE PC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1650.00 FEET, A CHORD LENGTH OF 624.86 FEET AND BEARING SOUTH 11 DEG. 24 MIN. 47 SEC. WEST; THENCE ON SAID CURVE AN ARC LENGTH OF 628.66 FEET TO THE PT OF SAID CURVE; THENCE SOUTH 22 DEG. 19 MIN. 41 SEC. WEST, A DISTANCE OF 414.65 FEET TO THE PC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 518.00 FEET, A CHORD LENGTH OF 202.56 FEET AND BEARING SOUTH 11 DEG. 03 MIN. 10 SEC. WEST; THENCE ON SAID CURVE AN ARC LENGTH OF 203.88 FEET TO THE PT OF SAID CURVE; THENCE SOUTH 00 DEG. 13 MIN. 21 SEC. EAST, A DISTANCE OF 89.04 FEET; THENCE SOUTH 89 DEG. 46 MIN. 39 SEC. WEST, A DISTANCE OF 285.17 FEET; THENCE SOUTH 00 DEG. 13 MIN. 21 SEC. EAST, A DISTANCE OF 77.50 FEET TO THE POINT OF BEGINNING OF THE TRACT HEREIN DESCRIBED; THENCE SOUTH 00 DEG. 13 MIN. 21 SEC. EAST, A DISTANCE OF 58.33 FEET; THENCE NORTH 89 DEG. 46 MIN. 39 SEC. EAST, A DISTANCE OF 49.00 FEET; THENCE SOUTH 00 DEG. 13 MIN. 21 SEC. EAST, A DISTANCE OF 72.34 FEET; THENCE SOUTH 89 DEG. 46 MIN. 39 SEC. WEST, A DISTANCE 49.00 FEET; THENCE SOUTH 00 DEG. 13 MIN. 21 SEC. EAST, A DISTANCE OF 58.33 FEET; THENCE SOUTH 89 DEG. 46 MIN. 39 SEC. WEST, A

DISTANCE OF 141.66 FEET; THENCE NORTH 00 DEG. 13 MIN. 21 SEC. WEST, A DISTANCE OF 189.00 FEET; THENCE NORTH 89 DEG. 46 MIN. 39 SEC. EAST, A DISTANCE OF 141.66 FEET, TO THE POINT OF BEGINNING. CONTAINING 0.70 ACRES.

ALSO EXCEPTING - PARCEL "VII" (ENT REALTY CORP.)

PARCEL I:

PART OF THE SOUTHEAST QUARTER OF SECTION 23, TOWNSHIP 30 NORTH, RANGE 11 EAST, ABOITE TOWNSHIP, ALLEN COUNTY, INDIANA AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE NORTH LINE OF THE SOUTHEAST QUARTER OF SECTION 23, TOWNSHIP 30 NORTH, RANGE 11 EAST, AND THE CENTERLINE OF SCOTTWOOD COURT; THENCE SOUTH 23 DEG. 13 MIN. 30 SEC. WEST, A DISTANCE OF 275.59 FEET ON SAID CENTERLINE OF SCOTTWOOD COURT; THENCE SOUTH 53 DEG. 46 MIN. 45 SEC. EAST, A DISTANCE OF 20.00 FEET TO THE POINT OF BEGINNING FOR THE TRACT HEREIN DESCRIBED; THENCE CONTINUING SOUTH 53 DEG. 46 MIN. 45 SEC. EAST, A DISTANCE OF 223.12 FEET; THENCE SOUTH 21 DEG. 59 MIN. 14 SEC. EAST, A DISTANCE OF 67.55 FEET TO A POINT ON THE NORTHERLY RIGHT-OF-WAY LINE OF JEFFERSON BOULEVARD, SAID RIGHT-OF-WAY BEING A NON-TANGENT CURVE TO THE RIGHT WITH A RADIUS OF 6296.20 FEET, A CHORD LENGTH OF 423.12 FEET AND BEARING SOUTH 54 DEG. 11 MIN. 33 SEC. WEST; THENCE ON SAID CURVE AND SAID RIGHT-OF-WAY, AN ARC LENGTH OF 423.20 FEET; THENCE NORTH 37 DEG. 21 MIN. 54 SEC. WEST, A DISTANCE OF 210.90 FEET; THENCE NORTH 24 DEG. 35 MIN. 13 SEC. EAST, A DISTANCE OF 72.40 FEET; TO A POINT ON A NON-TANGENT CURVE TO THE LEFT WITH A RADIUS OF 240.00 FEET, A CHORD LENGTH OF 253.97 FEET AND BEARING NORTH 55 DEG. 10 MIN. 11 SEC. EAST; THENCE ON SAID CURVE AN ARC LENGTH OF 267.62 FEET TO THE PT OF SAID CURVE; THENCE CONTINUING TANGENT TO SAID CURVE, NORTH 23 DEG. 13 MIN. 30 SEC. EAST, A DISTANCE OF 69.12 FEET TO THE POINT OF BEGINNING. CONTAINING 2.23 ACRES, MORE, OR LESS.

PARCEL II:

A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS BY VEHICULAR AND PEDESTRIAN TRAFFIC OVER THE EXISTING ROADWAYS CONTAINED IN THE DECLARATION OF EASEMENTS AND COVENANTS DATED MARCH 1, 1989 AND RECORDED MARCH 7, 1989 AS DOCUMENT NUMBER 89-8167, AND AMENDED DECLARATION OF EASEMENTS AND COVENANTS DATED MAY 1, 1989 AND RECORDED MAY 5, 1989 AS DOCUMENT NUMBER 89-16455; AND ASSIGNMENT OF RIGHTS OF DECLARANT AMENDED DECLARATION OF EASEMENTS AND COVENANTS LUTHERAN MEDICAL OFFICE PARK HORIZONTAL PROPERTY REGIME EXECUTED BY THE LUTHERAN HOSPITAL OF INDIANA, INC. TO QHG OF INDIANA, INC. RECORDED AUGUST 1, 1995 AS DOCUMENT NUMBER 95-33730, AND FUTURE ASSIGNMENT FROM QHG OF INDIANA, INC. TO IOM HEALTH SYSTEM, L.P., AN INDIANA LIMITED PARTNERSHIP, RECORDED NOVEMBER 9, 1995 AS DOCUMENT NUMBER 95-52278, ASSIGNING THE RIGHTS, POWERS, BENEFITS, PRIVILEGES AND INTERESTS OF THE DECLARANT UNDER AND PURSUANT TO THE AMENDED DECLARATION OF EASEMENTS AND COVENANTS.

ALSO EXCEPTING - PARCEL "VIII" (CITADEL REALTY, LLC)

PARCEL I:

A PART OF THE EAST HALF OF SECTION 23, TOWNSHIP 30 NORTH, RANGE 11 EAST, ABOITE TOWNSHIP, ALLEN COUNTY, INDIANA, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A RAILROAD SPIKE MARKING THE INTERSECTION OF THE SOUTH LINE OF THE NORTHEAST QUARTER OF SAID SECTION 23 WITH THE CENTERLINE OF SCOTTWOOD COURT, ALSO BEING THE NORTHEAST CORNER OF THAT PARCEL DESCRIBED IN DOCUMENT #86-54424; THENCE SOUTH 89 DEGREES 37 MINUTES 30 SECONDS WEST (BASIS OF BEARINGS) ALONG THE SOUTH LINE OF SAID NORTHEAST QUARTER, A DISTANCE OF 664.05 FEET; THENCE NORTH 00 DEGREES 22 MINUTES 30 SECONDS WEST, A DISTANCE OF 30.98 FEET TO THE SOUTHEAST CORNER OF MOB#2; THENCE SOUTH 89 DEGREES 37 MINUTES 30 SECONDS WEST, A DISTANCE OF 28.04 FEET; TO THE POINT OF BEGINNINGS. THENCE SOUTH 00 DEGREES 22 MINUTES 30 SECONDS EAST, A DISTANCE OF 18.18 FEET; THENCE NORTH 89 DEGREES 37 MINUTES 30 SECONDS EAST, A DISTANCE OF 3.16 FEET; THENCE SOUTH 00 DEGREES 22 MINUTES 30 SECONDS EAST, A DISTANCE OF 186.21 FEET; THENCE SOUTH 89 DEGREES 42 MINUTES 53 SECONDS WEST, A DISTANCE OF 86.03 FEET; THENCE SOUTH 44 DEGREES 37 MINUTES 30 SECONDS WEST, A DISTANCE OF 6.84 FEET; THENCE SOUTH 89 DEGREES 37 MINUTES 30 SECONDS WEST, A DISTANCE OF 17.23 FEET; THENCE SOUTH 00 DEGREES 22 MINUTES 30 SECONDS EAST, A DISTANCE OF 10.67 FEET; THENCE SOUTH 89 DEGREES 37 MINUTES 30 SECONDS WEST, A DISTANCE OF 43.83 FEET; THENCE NORTH 00 DEGREES 22 MINUTES 30 SECONDS WEST, A DISTANCE OF 10.67 FEET; THENCE SOUTH 89 DEGREES 37 MINUTES 30 SECONDS WEST, A DISTANCE OF 17.23 FEET; THENCE NORTH 45 DEGREES 22 MINUTES 30 SECONDS WEST, A DISTANCE OF 49.30 FEET; THENCE NORTH 00 DEGREES 10 MINUTES 34 SECONDS WEST, A DISTANCE OF 27.54 FEET; THENCE SOUTH 89 DEGREES 59 MINUTES 12 SECONDS WEST, A DISTANCE OF 16.10 FEET; THENCE NORTH 00 DEGREES 22 MINUTES 30 SECONDS WEST, A DISTANCE OF 109.50 FEET; THENCE NORTH 89 DEGREES 37 MINUTES 30 SECONDS EAST, A DISTANCE OF 55.00 FEET; THENCE SOUTH 00 DEGREES 22 MINUTES 30 SECONDS EAST, A DISTANCE OF 10.00 FEET; THENCE NORTH 89 DEGREES 37 MINUTES 30 SECONDS EAST, A DISTANCE OF 21.21 FEET; THENCE NORTH 00 DEGREES 22 MINUTES 30 SECONDS WEST, A DISTANCE OF 3.00 FEET THENCE NORTH 89 DEGREES 37 MINUTES 30 SECONDS EAST, A DISTANCE OF 33.83 FEET; THENCE NORTH 00 DEGREES 22 MINUTES 30 SECONDS WEST, A DISTANCE OF 18.09 FEET THENCE NORTH 89 DEGREES 37 MINUTES 30 SECONDS EAST, A DISTANCE OF 20.70 FEET; THENCE NORTH 00 DEGREES 22 MINUTES 30 SECONDS WEST, A DISTANCE OF 26.00 FEET THENCE NORTH 89 DEGREES 37 MINUTES 30 SECONDS EAST, A DISTANCE OF 86.10 FEET; TO THE POINT OF BEGINNING. CONTAINING 39,313 SQUARE FEET (0.90 ACRES), MORE OR LESS.

PARCEL II:

A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS BY VEHICULAR AND PEDESTRIAN TRAFFIC OVER THE EXISTING ROADWAYS CONTAINED IN THE DECLARATION OF COVENANTS, RESTRICTIONS AND EASEMENTS DATED MAY 1, 2006 AND RECORDED JULY 10, 2006 AS DOCUMENT NUMBER 206041192.

ALSO EXCEPTING - PARCEL "IX" (ALLIED BUILDING COMPANIES, LLC) A PART OF THE EAST HALF OF SECTION 23, TOWNSHIP 30 NORTH, RANGE 11 EAST, ABOITE TOWNSHIP, ALLEN COUNTY, INDIANA, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A 5/8" IRON PIN (REBAR) MARKING THE NORTHEAST CORNER OF SECTION 23, TOWNSHIP 30 NORTH, RANGE 11 EAST; THENCE NORTH 89 DEG. 36 MIN. 00 SEC. WEST ON THE NORTH LINE OF SAID SECTION 23, A DISTANCE OF 655.00 FEET; THENCE SOUTH 00 DEG. 30 MIN. 00 SEC. WEST, A DISTANCE OF 72.82 FEET TO THE PC OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1650.00 FEET, A CHORD LENGTH OF 624.86 FEET AND BEARING SOUTH 11 DEG. 24 MIN. 47 SEC. WEST; THENCE ON SAID CURVE AN ARC LENGTH OF 628.66 FEET TO THE PT OF SAID CURVE; THENCE SOUTH 22 DEG. 19 MIN. 41 SEC. WEST, A DISTANCE OF 414.65 FEET TO THE PC OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 518.00 FEET, A CHORD LENGTH OF 202.56 FEET AND BEARING SOUTH 11 DEG. 03 MIN. 10 SEC. WEST; THENCE ON SAID CURVE AN ARC LENGTH OF 203.88 FEET TO THE PT OF SAID CURVE; THENCE SOUTH 00 DEG. 13 MIN. 21 SEC. EAST, A DISTANCE OF 427.31 FEET; THENCE SOUTH 89 DEG. 46 MIN. 39 SEC. WEST, A DISTANCE OF 20.98 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 00 DEG. 00 MIN. 00 SEC. WEST, A DISTANCE OF 23.29 FEET; THENCE NORTH 90 DEG. 00 MIN. 00 SEC. EAST, A DISTANCE OF 27.38 FEET; THENCE SOUTH 00 DEG. 00 MIN. 00 SEC. WEST, A DISTANCE OF 63.00 FEET; THENCE SOUTH 90 DEG. 00 MIN. 00 SEC. WEST, A DISTANCE OF 35.50 FEET; THENCE SOUTH 00 DEG. 00 MIN. 00 SEC. WEST, A DISTANCE OF 23.29 FEET; THENCE SOUTH 90 DEG. 00 MIN. 00 SEC. WEST, A DISTANCE OF 292.33 FEET; THENCE NORTH 00 DEG. 00 MIN. 00 SEC. EAST, A DISTANCE OF 66.12 FEET; THENCE NORTH 90 DEG. 00 MIN. 00 SEC. EAST, A DISTANCE OF 87.67 FEET; THENCE NORTH 00 DEG. 00 MIN. 00 SEC. EAST, A DISTANCE OF 44.67 FEET; THENCE NORTH 90 DEG. 00 MIN. 00 SEC. EAST, A DISTANCE OF 9.33 FEET; THENCE NORTH 00 DEG. 00 MIN. 00 SEC. EAST, A DISTANCE OF 28.67 FEET; THENCE NORTH 90 DEG. 00 MIN. 00 SEC. EAST, A DISTANCE OF 34.00 FEET; THENCE NORTH 00 DEG. 00 MIN. 00 SEC. EAST, A DISTANCE OF 14.12 FEET; THENCE NORTH 90 DEG. 00 MIN. 00 SEC. EAST, A DISTANCE OF 42.33 FEET; THENCE NORTH 00 DEG. 00 MIN. 00 SEC. EAST, A DISTANCE OF 24.88 FEET; THENCE NORTH 90 DEG. 00 MIN. 00 SEC. EAST, A DISTANCE OF 48.00 FEET; THENCE SOUTH 00 DEG. 00 MIN. 00 SEC. WEST, A DISTANCE OF 24.88 FEET; THENCE NORTH 90 DEG. 00 MIN. 00 SEC. EAST, A DISTANCE OF 11.00 FEET; THENCE SOUTH 00 DEG. 00 MIN. 00 SEC. WEST, A DISTANCE OF 13.12 FEET; THENCE NORTH 90 DEG. 00 MIN. 00 SEC. EAST, A DISTANCE OF 37.67 FEET; THENCE SOUTH 00 DEG. 00 MIN. 00 SEC. WEST, A DISTANCE OF 30.87 FEET; THENCE NORTH 90 DEG. 00 MIN. 00 SEC. EAST, A DISTANCE OF 30.46 FEET; TO THE POINT OF BEGINNING. CONTAINING 0.884 ACRES (38493 SQ. FT.) MORE OR LESS.

Property Address:	7920 West Jefferson Blvd, , IN

Spartanburg MOB

All those certain pieces, parcels or lots of land located in the City and County of Spartanburg, State of South Carolina, near Spartanburg General Hospital, lying on the northern side of E. Wood Street being bordered on the West by N. Church Street, on the South of E. Wood Street, on the East by Floyd Street and on the North by properties formerly of the Evins Estate.

Said property being also shown and designated as Lots 1-A, 1-B, 2-A, 2-B, 2-C, 3-A and 3-B on plat of survey made for The Citizens and Southern National Bank by Gooch & Taylor Surveyors dated December 20, 1968 and recorded in Plat Book 59, Page 17, in the Office of the Register of Deed for Spartanburg County, South Carolina and also being designated as all of the Lots 1-A, 1-B, 2-A, 2-B, 3-A and 3-B on survey made for the Evins Estate recorded in Plat Book 6, Page 114 and 115, in the Office of the Register of Deed for Spartanburg County, South Carolina.

NORTH FLORIDA MEDICAL PARK I

Leasehold Estate, as leasehold estate is defined in Paragraph 1.c of the Leasehold Endorsement attached to this Policy.

Leasehold Estate created under that certain Ground Lease by and between HCA Properties, Inc., and TMC Partners, Ltd., as disclosed by that Memorandum of Ground Lease dated July 14, 1997 and recorded in Official Records Book 2033, Page 106 as amended in Official Records Book 2228, Page 822; Official Records Book 3489, Page 265; said Lease being assigned to TMC Partners, Ltd. to Montecito Medical-Care Drive, LLC, by Assignment and Assumption of Ground Lease recorded in Official Records Book 3489, Page 268, Public Records of Leon County, Florida demising and letting the following described lands:

PARCEL I (LEASEHOLD):

Commencing at the Northeast corner of Section 21, Township 1 North, Range 1 East, Leon County, Florida; run South 89° 53’ 15” West along the North line of the Northeast Quarter of said Section 21 a distance of 1354.06 feet; thence departing said North line run South 00° 02’ 22” West a distance of 271.49 feet; thence South 49° 01’ 39” West a distance of 330.36 feet; thence North 40° 58’ 21” West, a distance of 1.10 feet to the Point of Beginning. From said Point of Beginning run thence North 70° 57’ 47” West a distance of 177.50 feet; thence North 19° 02’ 13” East a distance of 176.30 feet; thence South 70° 57’ 47” East a distance of 177.50 feet; thence South 19° 02’ 13” West a distance of 176.30 feet to the Point of Beginning.

PARCEL II (PARKING EASEMENT):

Commencing at the Northeast corner of Section 21, Township 1 North, Range 1 East, Leon County, Florida; run thence South 89° 53’ 15” West along the North line of the Northeast Quarter of said Section 21 a distance of 1354.06 feet; thence departing said North line run South 00° 02’ 22” West a distance of 271.49 feet; thence South 49° 01’ 39” West a distance of 187.04 feet to the Point of Beginning. From said Point of Beginning; run thence North 56° 23’ 30” West a distance of 34.85 feet; thence North 05° 29’ 45” East a distance of 73.16 feet; thence North 73° 00’ 35” West a distance of 135.74 feet; thence North 01° 19’01” East a distance of 72.20 feet; thence North 28° 49’ 23” West a distance of 97.59 feet; thence South 60° 11’ 00” West a distance of 12.22 feet; thence South 10° 47’ 10” West a distance of 22.11 feet; thence South 58° 27’ 47” West a distance of 286.49 feet; thence North 88° 32’ 21” West a distance of 42.42 feet; thence South 00° 03’ 40” West a distance of 142.43 feet; thence South 04° 34’ 42” East a distance of 112.36 feet; thence North 89° 50’ 17” East a distance of 117.63 feet; thence South 05° 01’ 34” West a distance of 27.62 feet; thence South 83° 20’ 23” East a distance of 160.68 feet; thence North 49° 01’ 39” East a distance of 285.40 feet to the Point of Beginning.

However, the Parking Area Parcel shall not include the following described parcel of land:

Commencing at the Northeast corner of Section 21, Township 1 North, Range 1 East, Leon County, Florida, run thence South 89° 53’ 15” West along the North line of the Northeast Quarter of said Section 21 a distance of 1354.06 feet; thence departing said North line run South 00° 02’ 22” West a distance of 271.49 feet; thence South 49° 01’ 39” West a distance of 334.91 feet; thence North 40° 58’ 21” West a distance of 9.08 feet to the Point of Beginning. From said Point of Beginning run thence North 70° 57’ 51” West a distance of 96.00 feet; thence North 19° 02’ 09” East a distance of 25.00 feet; thence North 70° 57’ 51” West a distance of 20.00 feet; thence North 19° 02’ 09” East a distance of 45.00 feet; thence North 70° 57’ 51” West a distance of 12.00 feet; thence North 19° 02’ 09” East a distance of 37.00 feet; thence South 70° 57’ 51” East a distance of 12.00 feet; thence North 19° 02’ 09” East a distance of 45.00 feet; thence South 70° 57’ 51” East a distance of 20.00 feet; thence North 19° 02’ 09” East a distance of 25.00 feet; thence South 70° 57’ 51” East a distance of 96.00 feet; thence South 19° 02’ 09” West a distance of 177.00 feet to the Point of Beginning.

PARCEL III (ACCESS EASEMENT):

Commence at a concrete monument marking the Northeast corner of Section 21 (also the Northwest corner of Section 22), Township 1 North, Range 1 East, Leon County, Florida, and run thence South 89° 55’ 05” West along the Section line 1995.00 feet; run thence South 422.22 feet; run thence South 04° 40’ 50” East 112.38 feet; run thence East 118.09 feet; run thence South 05° 14’ 21” West 27.61 feet to the Point of Beginning. From said Point of Beginning continue South 05° 14’ 21” West 72.39 feet to a point of curve to the right; run thence along said curve with a radius of 30.00 feet, through a central angle of 43° 47’ 07” for an arc distance of 22.93 feet; run thence South 49° 01’ 28” West 147.86 feet to a point of curve to the right; run thence along said curve with a radius of 30.00 feet, through a central angle of 89° 17’ 32” for an arc distance of 46.75 feet to the Northeasterly boundary of a proposed 60.00 foot roadway; run thence South 41° 41’ 00” East along said Northeasterly boundary a distance of 120.01 feet to a point on a curve concave to the Easterly; thence with a tangent bearing of North 41° 41’ 00” West run Northwesterly and Northeasterly along said curve with a radius of 30.00 feet, through a central angle of 90° 42’ 28” for an arc distance of 47.49 feet; run thence North 49° 01’ 28” East 327.13 feet; run thence North 83° 16’ 00” West 160.10 feet to the Point of Beginning.

PARCEL IV (WATER LINE EASEMENT):

That part of Parcel A lying 10 feet left and right of the following described centerline:

Commencing at the Northeast corner of Section 21, Township 1 North, Range 1 East, Leon County, Florida, run thence South 89° 53’ 15” West along the North line of the Northeast Quarter of said Section 21 a distance of 1354.6 feet; thence departing said North line run South 00° 02’ 22” West a distance of 271.49 feet; thence South 49° 01’ 39” West a distance of 472.44 feet; thence North 83° 20’ 23” West a distance of 128.61 feet to the Point of Beginning of said centerline. From said Point of Beginning run thence North 19° 02’ 09” East a distance of 143.72 feet to Point “A”; thence continue North 19° 02’ 09” East a distance of 242.50 feet; thence run North 58° 27’ 46” East a distance of 45.30 feet to the terminus of said centerline.

AND

That part of Parcel A lying 7.5 feet left and right of the following described centerline;

Beginning at said Point “A” run thence South 70° 57’ 51” East a distance of 137.86 feet to the terminus of said centerline.

PARCEL V (TELECOMMUNICATIONS EASEMENT):

A parcel lying 5 feet left and right of the following described centerline:

Commencing at the Northeast corner of Section 21, Township 1 North, Range 1 East, Leon County, Florida, run thence South 89° 53’ 15” West along the North line of the Northeast Quarter of said Section 21, a distance of 1354.06 feet; thence departing said North line, run South 00° 02’ 22” West a distance of 271.49 feet; thence South 49° 01’ 39” West a distance of 437.95 feet to the Point of Beginning of said centerline. From said Point of Beginning run thence North 19° 02’ 09” East a distance of 93.74 feet to the terminus of said centerline.

PARCEL VI (SEWER EASEMENT):

A parcel lying 7.5 feet left and right of the following described centerline:

Commencing at the Northeast corner of Section 21, Township 1 North, Range 1 East, Leon County, Florida, run thence South 89° 53’ 15” West along the North line of the Northeast Quarter of said Section 21 a distance of 1354.06 feet; thence departing said North line, run South 00° 02’ 22” West a distance of 271.49 feet; thence South 49° 01’ 39” West a distance of 472.44 feet; thence North 83° 20’ 23” West a distance of 83.94 feet to the Point of Beginning of said centerline. From said Point of Beginning run thence North 19° 02’ 09” East a distance of 79.90 feet; thence run North 56° 16’ 25” East a distance of 65.05 feet; thence run North 19° 02’ 09” East a distance of 36.80 feet to the terminus of said centerline.

PARCEL VII (ELECTRICAL EASEMENT):

A parcel lying 5 feet left and right of the following described centerline:

Commencing at the Northeast corner of Section 21, Township 1 North, Range 1 East, Leon County, Florida, run thence South 89° 53’ 15” West along the North line of the Northeast Quarter of said Section 21, a distance of 1354.06 feet; thence departing said North line, run South 00° 02’ 22” West a distance of 271.49 feet; thence South 49° 01’ 39” West a distance of 437.95 feet to the Point of Beginning of said centerline. From said Point of Beginning run thence North 19° 02’ 09” East a distance of 93.74 feet to the terminus of said centerline.

DUPONT ROAD MOB

PARCEL I

The Leasehold estate created by that certain Ground Lease dated December 11, 2000, between St. Joseph Health System LLC, a Delaware limited liability company, doing business as Dupont Hospital and GAK Partners, Ltd., a Florida limited partnership, demising the following described land:

Part of the Northeast Quarter of Section 6, Township 31 North, Range 13 East of the Second Principal Meridian in Allen County, Indiana more particularly described as follows:

Commencing at a bronze plug on the North line of said Northeast Quarter at the intersection of the centerline of Auburn Road with the centerline of Dupont Road, said point by deed being 1619.0 feet East of the Northwest corner of fractional section 6; thence South 00 degrees 34 minutes 00 seconds West (assumed bearing), a distance of 85.47 feet along the centerline of said Auburn Road; thence South 89 degrees 59 minutes 44 seconds East, a distance of 65.18 feet parallel with the North line of said Northeast Quarter and centerline of said Dupont Road to the point of intersection of the East right-of-way of said Auburn Road with the South right-of-way line of said Dupont Road; thence North 40 degrees 09 minutes 40 seconds East, a distance of 34.85 feet along the South right-of-way line of Dupont Road; thence North 89 degrees 59 minutes 43 seconds East, a distance of 325.04 feet continuing along said South right-of-way tine; thence South 87 degrees 08 minutes 32 seconds East, a distance of 100.13 feet continuing along said right-of-way line; thence North 89 degrees 59 minutes 43 seconds East, a distance of 545.94 feet continuing along said right-of-way line to a point on the Easterly line of an existing Private Road; thence South 00 degrees 00 minutes 00 seconds East, a distance of 16.28 feet along the Easterly line of said Private Road; thence around a curve to the right whose radius is 216.85 feet, an arc distance of 238.84 feet having a chord bearing South 31 degrees 33 minutes 13 seconds West, a distance of 226.95 feet continuing along the Easterly line of said Private Road; thence around a curve to the right whose radius is 216.85 feet, an arc distance of 36.50 feet, having a chord bearing South 67 degrees 55 minutes 43 seconds West, a distance of 36.45 feet; thence South 72 degrees 45 minutes 00 seconds West, a distance of 58.25 feet; thence around a curve to the left whose radius is 190.50 feet, an arc distance of 92.26 feet, having a chord bearing South 58 degrees 52 minutes 30 seconds West, a distance of 91.37 feet; thence South 45 degrees 00 minutes 00 seconds West, a distance of 321.93 feet; thence around a curve to the left, whose radius is 226.00 feet, an arc distance of 135.91 feet, having a chord bearing South 27 degrees 45 minutes 19 seconds West, a distance of 133.87 feet; thence around a curve to the left whose radius is 283.00 fee, an arc distance of 202.73 feet, having a chord bearing South 09 degrees 58 minutes 41 seconds East, a distance of 198.42 fee; thence South 30 degrees 30 minutes 00 seconds East, a distance of 72.80 feet; thence around a curve to the right whose radius is 567.50 feet, an arc distance of 136.60 feet, having a chord hearing South 23 degrees 36 minutes 15 seconds East, a distance of 136.27 feet; thence North 44 degrees 59 minutes 43 seconds East, a distance of 102.74 feet; thence South 45 degrees 00 minutes 00 seconds East, a distance of 42.63 feet; thence North 45 degrees 00 minutes 00 seconds East, a distance of 92.48 feet; thence South 45 degrees 00 minutes 00 seconds East, a distance of 90.18 feet to the Point of Beginning of the herein described tract; thence North 45 degrees 00 minutes 00 seconds East, a distance of 164.50 feet; thence South 45 degrees 00 minutes 00 seconds East, a distance of 263.00 feet; thence South 45 degrees 00 minutes 00 seconds West, a distance of 144.25 feet; thence North 45 degrees 00 minutes 00 seconds West, a distance of 5.80 feet; thence around a curve to the right, having a radius of 142.01 feet, through a central angle of 08 degrees 11 minutes 13 seconds an arc distance of 20.29 feet a chord bearing of South 42 degrees 13 minutes 16 seconds West, a distance of 20.27 feet; thence North 45 degrees 00 minutes 00 seconds West, a distance of 258.18 feet to the Point of Beginning.

PARCEL II

Non-exclusive easement for the benefit of Parcel I as created by that certain Declaration of Covenants, Restriction and Easements dated December 11,2000 and recorded February 26,2001 with the office of the Recorder of Allen County, Indiana, for ingress, egress and utilities over and across the land described as follows:

Part of the Northeast Quarter of Section 6, Township 31 North, Range 13 East of the Second Principal Meridian in Allen County, Indiana more particularly described as follows:

Commencing at a bronze plug on the North line of said Northeast Quarter at the intersection of the centerline of Auburn Road with the centerline of Dupont Road, said point by deed being 1619.0 feet East of the Northwest corner of fractional section 6; thence South 00 degrees 34 minutes 00 seconds West (assumed bearing), a distance of 85.47 feet along the centerline of said Auburn Road; thence South 89 degrees 59 minutes 44 seconds East, a distance of 65.18 feet parallel with the North line of said Northeast Quarter and centerline of said Dupont Road to the point of intersection of the East right-of-way of said Auburn Road with the South right-of-way line of said Dupont Road; thence North 40 degrees 09 minutes 40 seconds East, a distance of 34.85 feet along the South right-of-way line of Dupont Road; thence North 89 degrees 59 minutes 43 seconds East, a distance of 325.04 feet continuing along said South right-of-way line; thence South 87 degrees 08 minutes 32 seconds East, a distance of 100.13 feet continuing along said right-of-way line; thence North 89 degrees 59 minutes 43 seconds East, a distance of 545.94 feet continuing along said right-of-way line to a point on the Easterly line of an existing Private Road; thence South 00 degrees 00 minutes 00 seconds East, a distance of 16.28 feet along the Easterly line of said Private Road; thence around a curve to the right whose radius is 216.85 feet, an are distance of 238.84 feet having a chord bearing South 31 degrees 33 minutes 13 seconds West, a distance of 226.95 feet continuing along the Easterly line of said Private Road; thence around a curve to the right whose radius is 216.85 feet, an arc distance of 36.50 feet, having a chord bearing South 67 degrees 55 minutes 43 seconds West, a distance of 36.45 feet; thence South 72 degrees 45 minutes 00 seconds West, a distance of 58.25 feet; thence around a curve to the left whose radius is 190.50 feet, an arc distance of 92.26 feet, having a chord bearing South 58 degrees 52 minutes 30 seconds West, a distance of 91.37 feet; thence South 45 degrees 00 minutes 00 seconds West, a distance of 321.93 feet; thence around a curve to the left, whose radius is 226.00 feet, an arc distance of 135.91 feet, having a chord bearing South 27 degrees 45 minutes 19 seconds West, a distance of 133.87 feet; thence around a curve to the left whose radius is 283.00 feet, an are distance of 202.73 feet, having a chord bearing South 09 degrees 58 minutes 41 seconds East, a distance of 198.42 feet; thence South 30 degrees 30 minutes 00 seconds East, a distance of 72.80 feet; thence around a curve to the right whose radius is 567.50 feet, an arc distance of 136.60 feet, having a chord bearing South 23 degrees 36 minutes 15 seconds East, a distance of 136.27 feet to the POINT OF BEGINNING of the herein described tract; thence North 44 degrees 59 minutes 43 seconds East, a distance of 102.74 feet; thence South 45 degrees 00 minutes 00 seconds East, a distance of 42,63 feet; thence North 45 degrees 00 minutes 00 seconds East, a distance of 322.15 feet; thence South 45 degrees 00 minutes 00 seconds East, a distance of 69.80 feet; thence North 89 degrees 58 minutes 20 seconds East, a distance of 183.43 feet; thence North 45 degrees 00 minutes 00 seconds East, a distance of 8.52 feet; thence South 45 degrees 00 minutes 00 seconds East, a distance of 32.35 feet; thence around a curve to the left, having a radius of 150.00 feet, through a central angle of 15 degrees 28 minutes 26 seconds an arc distance of 40.51 feet a chord bearing of South 44 degrees 00 minutes 46 seconds East, a distance of 40.39 feet; thence South 45 degrees 00 minutes 00 seconds West, a distance of 87.97 feet; thence North 90 degrees 00 minutes 00 seconds West, a distance of 1.98 feet; thence around a curve to the right, having a radius of 15.00 feet, through a central angle of 27 degrees 39 minutes 05 seconds an arc distance of 7.24 feet a chord bearing of North 76 degrees 10 minutes 28 seconds West, a distance of 7.17 feet; thence South 00 degrees 00 minutes 00 seconds East, a distance of 25.88 feet; thence around a curve to the left, having a radius of 10.00 feet, through a central angle of 34 degrees 34 minutes 03 seconds an arc distance of 6.03 feet a chord bearing of South 62 degrees 17 minutes 02 seconds West, a distance of 5.94 feet; thence South 45 degrees 00 minutes 00 seconds West, a distance of 35.71 feet; thence around a curve to the left, having a radius of 5.00 feet, through a central angle of 101 degrees 38 minutes 22 seconds an arc distance of 8.87 feet a chord bearing of South 05 degrees 49 minutes 11 seconds East, a distance of 7.75 feet; thence South 00 degrees 00 minutes 00 seconds West, a distance of 51.17 feet; thence South 45 degrees 00 minutes 00 seconds East, a distance of 54.76 feet; thence South 45 degrees 00 minutes 00 seconds West, a distance of 153.17 feet; thence North 45 degrees 00 minutes 00 seconds West, a distance of 30.75 feet; thence around a curve to the left, having a radius of 142.01 feet, through a central angle of 17 degrees 34 minutes 19 seconds an arc distance of 43.55 feet a chord bearing of South 37 degrees 31 minutes 43 seconds West, a distance of 43.38 feet; thence around a curve to the right, having a radius of 82.03 feet, through a central angle of 63 degrees 01 minutes 55 seconds an arc distance of 90.24 feet a chord bearing of South 60 degrees 27 minutes 25 seconds West, a distance of 85.75 feet; thence South 90 degrees 00 minutes 00 seconds West, a distance of 76.13 feet; thence around a curve to the right, having a radius of 17.00 feet, through a central angle of 90 degrees 00 minutes 00 seconds an arc distance of 26.70 feet a chord bearing of North 45 degrees 00 minutes 00 seconds West, a distance of 24.04 feet; thence South 90 degrees 00 minutes 00 seconds West, a distance of 40.00 feet; thence around a curve to the right, having a radius of 17.00 feet, through a central angle of 90 degrees 00 minutes 00 seconds an arc distance of 26.70 feet a chord bearing of South 45 degrees 00 minutes 00 seconds West, a distance of 24.04 feet; thence South 90 degrees 00 minutes 00 seconds West, a distance of 56.40 feet; thence around a curve to the right, having a radius of 92.00 feet, through a central angle of 19 degrees 56 minutes 54 seconds an arc distance of 32.03 feet a chord bearing of North 80 degrees 01 minutes 33 seconds West, a distance of 31.87 feet; thence around a curve to the left, having a radius of 108.00 feet, through a central angle of 19 degrees 56 minutes 54 seconds an arc distance of 37.60 feet a chord bearing of North 80 degrees 01 minutes 33 seconds West, a distance of 37.41 feet; thence North 90 degrees 00 minutes 00 seconds West, a distance of 28.36 feet; thence North 00 degrees 00 minutes 00 seconds West, a distance of 24.95 feet; thence around a curve to the left, having a radius of 567.50 feet, through a central angle of 16 degrees 43 minutes 57 seconds an arc distance of 165.49 feet a chord bearing of North 08 degrees 21 minutes 37 seconds West, a distance of 164,90 feet to the Point of Beginning.

LESS AND EXCEPT THEREFROM:

The Leasehold estate treated by that certain Ground Lease dated December 11,2000, between St. Joseph Health System LLC, a Delaware limited liability company, doing business as Dupont Hospital and GAK Partners, Ltd., a Florida limited partnership, demising the following described land:

Part of the Northeast Quarter of Section 6, Township 31 North, Range 13 East of the Second Principal Meridian in Allen County, Indiana more particularly described as follows:

Commencing at a bronze plug on the North line of said Northeast Quarter at the intersection of the centerline of Auburn Road with the centerline of Dupont Road, said point by deed being 1619.0 feet East of the Northwest corner of fractional section 6; thence South 00 degrees 34 minutes 00 seconds West (assumed bearing), a distance of 85.47 feet along the centerline of said Auburn Road; thence South 89 degrees 59 minutes 44 seconds East, a distance of 65.18 feet parallel with the North line of said Northeast Quarter and centerline of said Dupont Road to the point of intersection of the East right-of-way of said Auburn Road with the South right-of-way line of said Dupont Road; thence North 40 degrees 09 minutes 40 seconds East, a distance of 34.85 feet along the South right-of-way line of Dupont Road; thence North 89 degrees 59 minutes 43 seconds East, a distance of 325.04 feet continuing along said South right-of-way line; thence South 87 degrees 08 minutes 32 seconds East, a distance of 100.13 feet continuing along said right-of-way line; thence North 89 degrees 59 minutes 43 seconds East, a distance of 545.94 feet continuing along said right-of-way line to a point on the Easterly line of an existing Private Road; thence South 00 degrees 00 minutes 00 seconds East, a distance of 16.28 feet along the Easterly line of said Private Road; thence around a curve to the right whose radius is 216.85 feet, an arc distance of 238.84 feet having a chord bearing South 31 degrees 33 minutes 13 seconds West, a distance of 226.95 feet continuing along the Easterly line of said Private Road; thence around a curve to the right whose radius is 216.85 feet, an arc distance of 36.50 feet, having a chord bearing South 67 degrees 55 minutes 43 seconds West, a distance of 36.45 feet; thence South 72 degrees 45 minutes 00 seconds West, a distance of 58,25 feet; thence around a curve to the left whose radius is 190.50 feet, an are distance of 92.26 feet, having a chord bearing South 58 degrees 52 minutes 30 seconds West, a distance of 91.37 feet; thence South 45 degrees 00 minutes 00 seconds West, a distance of 321,93 feet; thence around a curve to the left, whose radius is 226.00 feet, an arc distance of 135.91 feet, having a chord bearing South 27 degrees 45 minutes 19 seconds West, a distance of 133.87 feet; thence around a curve to the left whose radius is 283.00 feet, an arc distance of 202,73 feet, having a chord bearing South 09 degrees 58 minutes 41 seconds East, a distance of 198.42 feet; thence South 30 degrees 30 minutes 00 seconds East, a distance of 72.80 feet; thence around a curve to the right whose radius is 567.50 feet, an arc distance of 136.60 feet, having a chord bearing South 23 degrees 36 minutes 15 seconds East, a distance of 136.27 feet; thence North 44 degrees 59 minutes 43 seconds East, a distance of 102.74 feet; thence South 45 degrees 00 minutes 00 seconds East, a distance of 42.63 feet; thence North 45 degrees 00 minutes 00 seconds East, a distance of 92.48 feet, thence South 45 degrees 00 minutes 00 seconds East, a distance of 90.18 feet to the Point of Beginning of the herein described tract; thence North 45 degrees 00 minutes 00 seconds East, a distance of 164.50 feet; thence South 45 degrees 00 minutes 00 seconds East, a distance of 263.00 feet; thence South 45 degrees 00 minutes 00 seconds West, a distance of 144,25 feet; thence North 45 degrees 00 minutes 00 seconds West, a distance of 5.80 feet; thence around a curve to the right, having a radius of 142.01 feet, through a central angle of 08 degrees 11 minutes 13 seconds an arc distance of 20.29 feet a chord bearing of South 42 degrees 13 minutes 16 seconds West, a distance of 20.27 feet; thence North 45 degrees 00 minutes 00 seconds West, a distance of 258.18 feet to the Point of Beginning,

PARCEL III:

Those non-exclusive beneficial easements as set out in a Declaration of Covenants, Restrictions and Easements dated February 21, 2000 and recorded February 26, 2001 as Instrument Number 201011500; First Amendment dated January 5, 2005 and recorded May 5, 2005 as Instrument Number 205027504 and re-recorded June 3, 2005 as Instrument Number 205033729 in the Office of the Recorder of Allen Country, Indiana.

Exhibit B-2

Fee Simple Properties

CROZER-KEYSTONE PORTFOLIO

(MOB I & HEALTHPLEX)

Crozer-Keystone Medical Office Building I & Healthplex:

First Described:

All that certain lot or piece of ground situate in the Township of Springfield, County of Delaware and Commonwealth of Pennsylvania, being Lot No. 2 on the Plan of Lots for Golf View Estates, located on the West side of Sproul Road, and being more fully bounded and described as follows:

Beginning at a point on the Western right of way line of Sproul Road, a corner of Lot No. 1, said point being the Southernmost corner of the herein described tract of land; thence extending along the Western right of way line of Sproul Road on a line bearing North 13° 25’ 19” East a distance of 340.0 feet to the point of intersection of the Western right of way line of Sproul Road with the Southwestern right of way line of the entrance road to Golf View Estates; thence extending along the Southwestern right of way line on the aforementioned entrance road the following three courses and distances: (1) North 42° 44’ 08” West a distance of 290.183 feet to a point; (2) North 23° 54’ 41” West a distance of 269.205 feet to a point of curve; and (3) along said curve deflecting to the left having a radius of 294.00 feet, a distance along the arc of 461.81 feet to a point, a corner of Lot No. 1; thence extending along Lot No. 1 the following four courses and distances: (1) South 23° 54’ 41” East a distance of 460.080 feet to a point; (2) South 42° 44’ 08” East a distance of 320.820 feet to a point; (3) South 16° 34’ 48” East a distance of 261.705 feet to a point; and (4) South 76° 34’ 41” East a distance of 140.00 feet to the place of beginning.

The above First Described premises are also described according to survey prepared by Thomas Bryan Ludgate, Registered Surveyor, dated November 30, 2010, last revised on December 2, 2010, Drawing No. D-8403510, as follows:

All that certain lot or piece of ground situate in the Township of Springfield, County of Delaware and Commonwealth of Pennsylvania, being Lot No. 2 on the Plan of Lots for Golf View Estates, located on the West side of Sproul Road, and being more fully bounded and described as follows:

Beginning at a point on the Western right of way line of Sproul Road, a corner of Golf View Estates, said point being the Southernmost corner of the herein described tract of land; thence extending along the Western right of way line of Sproul Road on a line bearing North 07° 11’ 36” East a distance of 340.00 feet to the point of intersection of the Western right of way line of Sproul Road with the Southwestern right of way line of the entrance road to Golf View Estates (Country Club Drive); thence extending along the Southwestern right of way line on the aforementioned entrance road the following three courses and distances: (1) North 48° 57’ 51” West a distance of 290.18 feet to a point; (2) North 30° 08’ 24” West a distance of 269.21 feet to a point of curve; and (3) along said curve deflecting to the left having a radius of 294.00 feet, a delta angle of 90° 00’ 01”, and a distance along the arc of 461.81 feet to a point, a corner of Golf View Estates; thence extending along Golf View Estates the following four courses and distances: (1) South 30° 08’ 24” East a distance of 460.08 feet to a monument; (2) South 48° 57’ 51” East a distance of 320.82 feet to a monument; (3) South 22° 48’ 31” East a distance of 261.71 feet to a point; and (4) South 82° 48’ 24” East a distance of 140.00 feet to the place of beginning.

Together with a non-exclusive easement for the purpose of ingress and egress on, in, over, through and across Country Club Drive, as set forth in Section 2.03 (d) of Declaration of Covenants, Conditions and Restrictions for Golf View Estates dated April 5, 1989 and recorded in Record Book 666, page 265; as modified by Cross-Easement Agreement dated January 19, 1995 and recorded in Record Book 1336, page 759; and as further modified by Declaration of Easement dated August 25, 1995 and recorded in Record Book 1394, page 313.

First Described being designated as Tax Folio No. 42-00-06625-02.

Title is vested in LMOF II Springfield Limited Partnership by deed from Springfield PA Associates II, L.P., dated November 13, 2010, effective November 15, 2010 and recorded on November 16, 2010 in Deed Book 4856, page 1472.

ST. PETER’S REHAB CENTER

ALL THAT CERTAIN TRACT, PIECE OR PARCEL OF LAND situated on the southeast line of a roadway known as Mercy Care Lane in the Town of Guilderland, Albany County, New York, lying generally southwesterly of the southwesterly right of way line of Western Avenue (Route 20), being more particularly bounded and described as follows:

BEGINNING at a point in the northwest comer of lot A-3 on a map entitled “Subdivision Plan Portion of Lands of Columbia-Western Group”, dated October, 1989 and filed in the Albany County Clerk’s Office on April 19, 1990 in Drawer 172, Map 9111, said point of beginning lying distant south 44° 00’ 00” west, 545.36 feet along the southwest line of Mercy Care Lane from its intersection with the southwest line of Western Avenue and runs thence from said point of beginning along the southwest line of said lot A-3 the following 3 courses:

South 46° 00’ 00” East, 90.13 feet to a point;

Thence North 85° 20’ 00” East, 145.16 feet to a point;

Thence, South 46° 00’ 00” East, 195.00 feet to a point on the division line between the lands of Columbia-Western Group on the northwest and the lands now or formerly of Joseph Lucarelli and Salvatore R. Beltrone on the Southeast;

Thence along said division line, South 44° 00’ 00” West, 510.72 feet to a point; thence along the division line between the said lands of Columbia-Western Group on the Northeast and the lands now or formerly of Edward P. Swyer on the Southwest, North 46° 00’ 00” West, 381.00 feet to a point; thence along the prolongation of the southwest line of Mercy Care Lane North 44° 00’ 00” East, 401.72 feet to the point and place of beginning.

TOGETHER with a non-exclusive easement for ingress, egress and other utility purposes over Mercy Care Lane 60 feet wide by 787.08 feet in length along the northwest property line of the above described premises, and extending to Western Avenue, until the same is conveyed to the Town of Guilderland.

BAY MEDICAL PLAZA

(Panama City Portfolio)

PARCEL 1:

A PARCEL OF LAND KNOWN AS LOTS 21 AND 28 OF THE ST. ANDREWS BAY DEVELOPMENT COMPANY’S SUBDIVISION OF SECTION 28, TOWNSHIP 3 SOUTH, RANGE 14 WEST, AS SHOWN IN THE RECORDS OF BAY COUNTY, FLORIDA, PLAT BOOK 6, PAGE 18, BEING FURTHER DESCRIBED AS BEING BORDERED ON THE NORTH BY BALDWIN ROAD, ON THE EAST BY FLORIDA HIGHWAY NO. 77, ON THE SOUTH BY LOT NO. 37 AND ON THE WEST BY LOTS 22 AND 27, AND BEING FURTHER DESCRIBED AS: A POINT OF BEGINNING WHERE THE SOUTH R/W LINE OF BALDWIN ROAD (A 100 FOOT R/W AS NOW ESTABLISHED) INTERSECTS THE WEST R/W LINE OF FLORIDA HIGHWAY NO. 77 (A 170 FOOT R/W AS NOW ESTABLISHED); THENCE ALONG THE SOUTH R/W LINE OF BALDWIN ROAD S88°23’30”W A DISTANCE OF 88.96 FEET TO THE P.C. OF A CURVE; THENCE CONTINUING ALONG SAID R/W LINE A CURVE TO THE RIGHT HAVING A RADIUS OF 3056.1 FEET AND A TANGENT OF 500.0 FEET, WITH A PROPERTY CHORD OF N87o17’50”W A CHORD DISTANCE OF 513.52 FEET; THENCE S1°44’58”E A DISTANCE OF 648.6 FEET; THENCE N88°23’31”E A DISTANCE OF 599.43 FEET TO THE WEST R/W LINE OF HIGHWAY NO. 77; THENCE ALONG SAID R/W LINE N1o36’30”W A DISTANCE OF 610.0 FEET TO THE POINT OF BEGINNING, SAID LAND LYING IN AND BEING A PART OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER, SECTION 28, TOWNSHIP 3 SOUTH, RANGE 14 WEST, BAY COUNTY, FLORIDA.

LESS AND EXCEPT:

BEGINNING BEING WHERE THE SOUTH R.O.W LINE OF BALDWIN ROAD INTERSECTS WITH WEST R.O.W. LINE OF FLORIDA HIGHWAY NUMBER 77; THENCE ALONG THE R.O.W. OF BALDWIN ROAD SOUTH 88°23’30’’ WEST A DISTANCE OF 88.96 FEET TO THE P.C. OF A CURVE; THENCE A CURVE TO THE RIGHT, ALONG THE R.O.W. LINE OF BALDWIN ROAD, HAVING A RADIUS OF 3056.1 FEET AND A TANGENT OF 500.0 FEET; A DISTANCE OF 61.04 FEET; THENCE SOUTH 1°36’3Q” EAST A DISTANCE OF 150.0 FEET; THENCE NORTH 88o23’30’’ EAST A DISTANCE OF 150.0 FEET; THENCE NORTH 01°36’30” WEST A DISTANCE OF 150.00 FEET TO THE POINT OF BEGINNING.

BUCKEYE MEDICAL CENTER

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF MARICOPA, STATE OF ARIZONA, AND IS DESCRIBED AS FOLLOWS:

Parcel No. 1:

Lot 4, Watson Marketplace - Phase 2, according to Book 1053 of Maps, Page 25, Records of Maricopa County, Arizona.

Parcel No. 2:

Non-exclusive easements for vehicular and pedestrian ingress and egress, utilities and temporary construction as set forth in Access, Utility, Temporary Construction and Maintenance Agreement recorded January 15, 2008 in Recording No. 2008-38708, Records of Maricopa County, Arizona.

Parcel No. 3:

Non-exclusive easements for pedestrian and vehicular ingress and egress, utilities and storm drainage as set forth in Declaration of Commercial Covenants, Conditions, Restrictions and Easement recorded April 30, 2009 in Recording No. 2009-38708, Records of County, Arizona.

VIRGINIA UROLOGY CENTER

Parcel 1:

All that certain piece or parcel of land containing 5.449 acres, more or less, lying and being in the City of Richmond, Virginia, being shown and designated as Lot 2 Stony Point on that certain Corrected Plat of Stony Point, Section F, Being a Resubdivision of Parcel F Stony Point Section C, dated October 1, 2002, prepared by Timmons entitled “CORRECTED PLAT OF STONY POINT SECTION ‘F’ BEING A RESUBDIVISION OF PARCEL ‘F’ STONY POINT, SECTION C, CITY OF RICHMOND, VIRGINIA”, which plat is recorded in the Clerk’s Office of the Circuit Court of the City of Richmond, Virginia, in Plat Book 2 pages 82 and 83, and being more particularly described as follows:

BEGINNING AT A POINT MARKED P.O.C., BEING THE INTERSECTION OF THE EAST LINE OF STONY POINT PARKWAY AND THE SOUTH LINE OF CHIPPENHAM PARKWAY- STATE ROUTE 150; THENCE ALONG THE SAID SOUTH LINE OF CHIPPENHAM PARKWAY-STATE ROUTE 150 THE FOLLOWING FIVE COURSES: S 64 DEG. 08’02’ E, 24.94’ TO A POINT; THENCE N 30 deg. 05’52” E. 83.68’ TO A POINT; THENCE N 70 DEG. 26’16” E, 191.73’ TO A POINT; THENCE S 83 DEG. 07’34” E, 250.58’ TO A POINT; THENCE S 68 DEG. 51’50” E, 124.14’ TO THE TRUE POINT AND PLACE OF BEGINNING, MARKED P.O.B.; THENCE CONTINUING ALONG THE SAID SOUTH LINE OF CHIPPENHAM PARKWAY- STATE ROUTE 150 THE FOLLOWING FOUR COURSES, S 68 DEG. 51’ 50” E, 208.67’ TO A POINT; THENCE S 42 DEG. 56’05” E, 232.02’ TO A POINT; THENCE S 50 DEG. 31’05” E, 201.00’ TO A POINT; THENCE S 62 DEG. 38’ 08” E, 78.44’ TO A POINT; THENCE LEAVING THE SAID SOUTH LINE OF CHIPPENHAM PARKWAY- STATE ROUTE 150 S 32 DEG. 50’23” W, 349.04’ TO A POINT; THENCE N 57 DEG. 09’37” W, 332.26’ TO A POINT; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 215.00’, A LENGTH OF 167.41 ‘, A CHORD BEARING OF N 79 DEG. 28’01” W AND A CHORD OF 163.21’ TO A POINT; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 100.00’, A LENGTH OF 55.65’, A CHORD BEARING OF N (erroneously recited as S in deed recorded as Instrument No. 06-12105, page 575 (the “Deed”)) 85 DEG. 49’53” W AND A CHORD OF 54.93’ TO A POINT; THENCE N 69 DEG 53’21” W (erroneously recited as E in the Deed) 8.24’ TO A POINT; THENCE N 32 DEG. 50’23” E (erroneously recited as W in the Deed), 162.41’ TO A POINT; THENCE N 04 DEG. 14’32” E (erroneously recited as W in the Deed), 349.91’ TO THE TRUE POINT AND PLACE OF BEGINNING.

Exhibit B-3

Condo Properties

Crozer-Keystone Medical Office Building II:

Second Described:

All those certain Units designated as Unit B and Unit C, being Springfield Healthplex, a Condominium, situate in Springfield Township, Delaware County, Commonwealth of Pennsylvania, which has been submitted to the provisions of the Pennsylvania Uniform Condominium Act 68, Pa. C.S. §3101 et seq., as designated in the Declaration of Condominium for Springfield Healthplex, a Condominium, and the Plats and Plans attached thereto and incorporated therein as Exhibit C, recorded on October 5, 2009 in the Office of the Recorder of Deeds in and for Delaware County, Pennsylvania, in Book 4637, page 2245.

Together with all right, title and interest, being an undivided interest of, in, and to the Common Elements of 8% and 59%, respectively, as set forth in the aforesaid Declaration.

The above described Condominium Unit B, Condominium Unit C and the Common Elements are located within Springfield Healthplex, a Condominium, said condominium being located on the premises described according to survey prepared by Thomas Bryan Ludgate, Registered Surveyor, dated November 30, 2010, last revised on December 2, 2010, Drawing No. D-8403510, as follows:

All that certain lot or piece of ground situate in the Township of Springfield, County of Delaware and Commonwealth of Pennsylvania, located on the West side of Sproul Road, and being more fully bounded and described as follows:

Beginning at a point on the Western right of way line of Sproul Road and Northern right of way line of Country Club Drive (a private road) and the Southeastern corner of the Springfield Healthplex; thence extending on the Northern right of way line of Country Club Drive the four following courses and distances: (1) North 60° 31’ 54” West a distance of 28.60 feet to a point of curve; (2) along said curve deflecting to the right having a radius of 733.36 feet, a delta angle of 30° 23’ 30”, and a distance along the arc of 389.00 feet to a point of reverse curvature; (3) along said curve having a radius of 380.00 feet, a delta angle of 80° 39’ 32”, and a distance along the arc of 534.95 feet to a point of compound curvature; (4) along said curve having a radius of 309.74 feet, a delta angle of 14° 40’ 41”, and a distance along the arc of 79.35 feet to a point, a corner of Lot No. of Golf View Estates; thence extending along Lot No. 1 North 32° 01’ 54” West a distance of 454.31 feet to a point on the Southeastern side of property now or late of Springfield Golf course; thence along Springfield Golf course North 51° 56’ 22” East a distance of 332.46 feet to a point, a corner of property of St. Kevins R.C. Church; thence along property of St. Kevins R.C. Church South 61° 46’ 34” East a distance of 995.46 feet to a point on the Western right of way line of Sproul Road; thence along the Western right of way line of Sproul Road the following two courses and distances: (1) along a curve curving to the right having a radius of 2829.48 feet, a delta angle of 02° 23’ 31”, and a distance along the arc of 118.12 feet; (2) South 07° 22’ 39” West a distance of 416.79 feet to the place of beginning.

Together with a non-exclusive easement for the purpose of ingress and egress on, in, over, through and across Country Club Drive, as set forth in Section 2.03 (e) of Declaration of Covenants, Conditions and Restrictions for Golf View Estates dated April 5, 1989 and recorded in Record Book 666, page 265; as modified by Cross-Easement Agreement dated January 19, 1995 and recorded in Record Book 1336, page 759; and as further modified by Declaration of Easement dated August 25, 1995 and recorded in Record Book 1394, page 313.

Being Units B and C of Springfield Healthplex, a Condominium.

Second Described, Unit B being designated as Tax Folio No. 42-00-06624-50 and Second Described, Unit C being designated as Tax Folio No. 42-00-06624-60.

Title is vested in LMOF II Springfield Limited Partnership by deed from Springfield PA Associates I, L.P., dated November 13, 2010, effective November 15, 2010 and recorded on November 16, 2010 in Deed Book 4856, page 1477.

EXHIBIT C

Form of Assignment and Assumption of Ground Lease

This document prepared by:
(and return to :)

______________________________, a ________________ limited liability company ("Assignor"), in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt of which is hereby acknowledged, hereby assigns, transfers, sets over and conveys to ______________________________, a ________________ limited liability company ("Assignee"), all of Assignor's right, title and interest in and to (a) that certain Ground Lease, dated as of _____________________, by and between ____________________, a ________________ limited liability company, as landlord, and Assignor, as tenant (as amended, supplemented and/or modified from time to time, the “Ground Lease”), a memorandum of which was recorded on [_____________ ___, ______] as document [______________________________] in the [______________________________] of [___________________], covering that certain real property located at _____________________________, being more particularly described on Exhibit A attached hereto and incorporated herein (the “Land”), together with all of Assignor's right, title and interest in and to all buildings, facilities and other improvements located thereon (collectively, the “Improvements”); (b) the leasehold estate as set forth in the Ground Lease; (c) any unpaid award for (i) any taking or condemnation of the Land, the Improvements or any portion thereof, or (ii) any damage to the Land or the Improvements by reason of a change of grade of any street or highway; and (d) all easements, licenses, rights and appurtenances relating to any of the foregoing.

Subject to the limitations set forth below, Assignor does hereby agree to defend, indemnify and hold harmless Assignee from any liability, damages (excluding speculative damages, consequential damages and lost profits), causes of action, expenses and reasonable attorneys' fees incurred by Assignee by reason of any claims by the lessor under the Ground Lease based on the failure of Assignor to have fulfilled, performed and discharged all of the various commitments, obligations and liabilities of the lessee under and by virtue of the Ground Lease prior to the date of this Assignment. Subject to the limitations set forth below, Assignee does hereby agree to defend, indemnify and hold harmless Assignor from any liability, damages (excluding speculative damages, consequential damages and lost profits), causes of action, expenses and reasonable attorneys' fees incurred by Assignor by reason of any claims by the lessor under the Ground Lease based on the failure of Assignee to have fulfilled, performed and discharged all of the various commitments, obligations and liabilities of the lessee under and by virtue of the Ground Lease on and after the date of this Assignment.

By executing this assignment, Assignee hereby accepts the assignment of and assumes and agrees to perform the lessee’s obligations set forth in the Ground Lease from and after the date hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment this ______ day of ______________, 2013, which Assignment is effective this date. This Assignment may be executed in counterparts, which when taken together shall be deemed one agreement.

ASSIGNOR:

,
a ____________ limited liability company

By:
Name:
Title:

ASSIGNEE:

,
a _____________ limited liability company

By:
Name:
Title:

[INSERT ASSIGNOR’S ACKNOWLEDGMENT]

[INSERT ASSIGNEE’S ACKNOWLEDGMENT]

EXHIBIT A

LAND

EXHIBIT D

Form of Assignment and Assumption of
Leases, Guaranties and Security Deposit

______________________________ ("Assignor"), in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt of which is hereby acknowledged, hereby assigns, transfers, sets over and conveys to ______________________________ ("Assignee"), and Assignee hereby assumes from Assignor, all of Assignor's right, title and interest in and to those leases described in Exhibit A attached hereto and made a part hereof (as amended from time to time, the “Leases”), including any and all security deposits under the Leases, together with all of Assignor’s right, title and interest in and to those lease guaranties described in Exhibit B attached hereto and made a part hereof (as amended from time to time).

Subject to the limitations set forth below, Assignor does hereby agree to defend, indemnify and hold harmless Assignee from any liability, damages (excluding speculative damages, consequential damages and lost profits), causes of action, expenses and reasonable attorneys' fees incurred by Assignee by reason of any claims by the tenants under the Leases based on the failure of Assignor to have fulfilled, performed and discharged all of the various commitments, obligations and liabilities of the lessor, or landlord under and by virtue of the Leases prior to the date of this Assignment. Subject to the limitations set forth below, Assignee does hereby agree to defend, indemnify and hold harmless Assignor from any liability, damages (excluding speculative damages, consequential damages and lost profits), causes of action, expenses and reasonable attorneys' fees incurred by Assignor by reason of any claims by the tenants under the Leases based on the failure of Assignee to have fulfilled, performed and discharged all of the various commitments, obligations and liabilities of the Landlord under and by virtue of the Leases on and after the date of this Assignment.

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IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment this ______ day of ______________, 2013, which Assignment is effective this date. This Assignment may be executed in counterparts, which when taken together shall be deemed one agreement.

ASSIGNOR:

By:
Name:
Title:

ASSIGNEE:

By:
Name:
Title:

Exhibit A

Leases

Exhibit B

Guaranties

EXHIBIT E

FORM OF BILL OF SALE

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ______________________________, a ___________________________, having an address at ____________________________ (“Sellers”), hereby bargains, sells, conveys and transfers to ____________________________ (“Buyer”), a _______________________________, all of Sellers’ right, title and interest in and to those certain items of personal and intangible property (including any warranty made by third parties in connection with the same and the right to sue on any claim for relief under such warranties) (the “Personal Property”) located at or held in connection with that certain real property located in the State of __________________________, as more particularly described on Schedule A attached hereto and made a part hereof.

Sellers has not made and does not make any express or implied warranty or representation of any kind whatsoever with respect to the Personal Property, including, without limitation, with respect to title, merchantability of the Personal Property or its fitness for any particular purpose, the design or condition of the Personal Property; the quality or capacity of the Personal Property; workmanship or compliance of the Personal Property with the requirements of any law, rule, specification or contract pertaining thereto; patent infringement or latent defects. Buyer accepts the Personal Property on an “as is, where is” basis.

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IN WITNESS WHEREOF, Sellers has caused this instrument to be executed and delivered as of this ___ day of _______, 2013.

SELLERS:

By:

Name:

Title:

SCHEDULE A

TO BILL OF SALE

[Add legal description of Real Property]

EXHIBIT F

Form of Assignment and Assumption of Contracts,

Permits, Licenses and Warranties

THIS ASSIGNMENT AND ASSUMPTION, made as of the ___ day of ________, 2013, by and between _________________, a __________________________ (“Assignor”), and _____________________________, ____________________________________(“Assignee”).

WITNESSETH:

WHEREAS, by Agreement of Purchase and Sale (the “Purchase Agreement”) dated as of ________, 2013, between Assignor and Assignee, Assignee has agreed to purchase from Assignor as of the date hereof, and Assignor has agreed to sell to Assignee, that certain property located at ________________________ (the “Property”); and

WHEREAS, Assignor desires to assign to Assignee, and Assignee desires to assume, as of the date hereof all of Assignor’s right, title and interest in contracts, permits, licenses and warranties held by Assignor in connection with the Property, including without limitation any and all guaranties of leases relating to the Property (collectively, the “Contracts”).

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Assignor hereby assigns, sets over and transfers unto Assignee to have and to hold from and after the date hereof all of the right, title and interest of Assignor in, to and under the Contracts; and Assignee hereby assumes such right, title and interest. Assignor agrees without additional consideration to execute and deliver to Assignee any and all additional forms of assignment and other instruments and documents that may be reasonably necessary or desirable to transfer or evidence the transfer to Assignee of any of Assignor's right, title and interest to any of the Contracts.

This Assignment shall be governed by the laws of the State of _____________, applicable to agreements made and to be performed entirely within said State.

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IN WITNESS WHEREOF, Assignor has duly executed this Assignment as of the date first above written.

ASSIGNOR:

a

By:
Name:
Title:

ASSIGNEE:

By:
Name:
Title:

EXHIBIT G

FORM OF TENANT ESTOPPEL CERTIFICATE

THIS ESTOPPEL CERTIFICATE (this “Certificate”) is made as of the date set forth on the signature page below by _________________________, a _________________________ (“Tenant”), to and for the benefit of ________________________ (“_______”), ____________________________ (“Approved Assignee”; ______________ and Approved Assignee are hereinafter referred to, individually and collectively, as “Buyer”), Approved Assignee’s lender (“Lender”) and their respective successors and assigns.

Tenant certifies as follows:

1.            Tenant is the tenant under that certain [Lease Agreement] dated as of _________ __, ____, [as amended by [insert any modifications to Lease] ([collectively,] the “Lease”) by and between _________________________ (“Landlord”) and _________________________ (“Tenant”), pursuant to which Tenant leases certain premises known as [Suite ____], consisting of _______ rentable square feet, at that real property located at _________________________________________ (the “Premises”).

2.            Except as set forth above, the Lease has not been modified, changed, altered, supplemented or amended in any respect, nor have any provisions thereof been waived.

3.            The Lease is valid and in full force and effect on the date hereof. The Lease represents the entire agreement between Landlord and Tenant with respect to the Premises and the land on which the Premises are situated.

4.            Tenant is not entitled to, and has made no agreement with Landlord or its agents or employees concerning, free rent, partial rent, rebate of rent payments, credit or offset or reduction in rent, or any other type of rental concession including, without limitation, lease support payments, lease buy-outs, or assumption of any leasing or occupancy agreements of Tenant, except as follows: ________________________ (if none, please state “none”).

5.            The initial term of the Lease began on __________ __, _____ and expires on ________ __, 20__. The Rent Commencement Date was __________ __, ____. Tenant has accepted possession of the Premises and is open for business. Tenant has not sublet all or a portion of the Premises to any sublessee and has not assigned, transferred or encumbered any of its rights or interests under the Lease, except as follows: ________________________ (if none, please state “none”).

6.            Tenant has no outstanding options or rights to renew or extend the term of the Lease, except as follows: ________________________ (if none, please state “none”). Tenant has no outstanding expansion options, other options, rights of first refusal or rights of first offer to purchase the Premises or any part thereof and/or the land on which the Premises are situated, or rights of first offer to lease with respect to all or any part of the Premises.

7.            The [Base Annual Rent] payable under the Lease is $____________ ($_________ monthly). Such [Base Annual Rent] payable under the Lease shall be adjusted during the initial term of the Lease as follows: (a) from ___________, 20__ to and including ______________, 20__, the Base Annual Rent shall be $_______ ($_______ monthly), (b) from ___________, 20___ to and including ____________, 20___ the Base Annual Rent shall be $________ ($________ monthly); [and from __________, 20__ to and including __________, 20___ the fixed annual minimum rent shall be $_________ ($__________ monthly)]. Such rent has been paid through and including the month of ____________, 200_. Additional rent under the Lease has been paid through and including the month of __________, 200_. No such rent (excluding security deposits) has been paid more than one (1) month in advance of its due date.

8.            Tenant's security deposit, if any, is $_________________ (if none, please state “none”).

9.            No event has occurred and no condition exists that constitutes, or that with the giving of notice or the lapse of time or both, would constitute, a default by Tenant or, to Tenant’s knowledge, Landlord under the Lease. Tenant has no existing defenses or offsets against the enforcement of the Lease by Landlord.

10.          (a)        All required contributions by Landlord to Tenant on account of Tenant's improvements have been received by Tenant and all of Tenant's tenant improvements have been completed in accordance with the terms of the Lease.

(b)       Landlord has satisfied all its obligations to Tenant arising out of or incurred in connection with the construction of the tenant improvements on the Premises and no off-set exists with respect to any rents or other sums payable or to become payable by the Tenant under the Lease.

11.          All licenses necessary for using and operating the Premises as a medical office are held by Tenant and are in full force and effect.

12.          This Certificate is delivered to induce Buyer to acquire the Premises and Lender to approve Buyer’s assumption of Landlord’s financing in connection with such acquisition, with the understanding that Buyer and Lender shall rely upon the truth of the matters set forth in this Certificate.

[SIGNATURE PAGE FOLLOWS]

The undersigned is duly authorized to execute this Certificate.

Dated: ____________, 2013

TENANT:

,
a

By:
Name:
Title:

[DELETE THE FOLLOWING SECTION IF THE LEASE IS NOT GUARANTEED]

[_________________________, a _________________________] (“Guarantor”) certifies to and for the benefit of Buyer, Lender and their respective successors and assigns as follows:

With respect to that certain [Guaranty], dated as of ________ __, ____, by Guarantor to and for the benefit of Landlord (the “Guaranty”): (a) Guarantor is the guarantor of the Lease pursuant to the Guaranty; (b) the Guaranty has not been modified, changed, altered, supplemented or amended in any respect, nor have any provisions thereof been waived; (c) the Guaranty is valid and in full force and effect on the date hereof; and (d) no voluntary actions or, to Guarantor’s best knowledge, involuntary actions are pending against Guarantor under the bankruptcy laws of the United States or any state thereof. This Certificate is delivered to induce Buyer to acquire the Premises and Lender to approve Buyer’s assumption of Landlord’s financing in connection with such acquisition, with the understanding that Buyer and Lender shall rely upon the truth of the matters set forth in this Certificate. The undersigned is duly authorized to execute this Certificate.

Dated: ____________, 2013

GUARANTOR:

,
a

By:
Name:
Title:

FORM OF GROUND LESSOR ESTOPPEL CERTIFICATE

GROUND LESSOR ESTOPPEL CERTIFICATE

(“Estoppel”)

____________________ ___, 2013

American Realty Capital V, LLC and

___________________ (individually and collectively, “Buyer”)

106 York Road
Jenkintown, PA 19046

Re:	________[Street Address]________________, as more particularly described on Exhibit A attached hereto and made a part hereof (the “Property”)

Ladies and Gentlemen:

The undersigned, _________________________, a _____________________ (together with its successors and assigns, “Lessor”), as Lessor under that certain [Ground Lease], dated as of ______________, _____, by and between Lessor and _____________________, a _________________ (together with its successors and assigns, “Ground Tenant”) (as amended, supplemented and/or modified from time to time, the “Lease”), which covers the Property, hereby warrants, represents, agrees and certifies to Buyer and any lender, mortgagee or beneficiary under a deed of trust, and their successors and assigns as follows, as of the date hereof:

1.          Lessor is the fee owner of the Property. Lessor has not encumbered or mortgaged its fee interest in the Property, except to ______________________. Ground Tenant is the tenant under the Lease and to the best of Lessor’s actual knowledge is the owner of the leasehold estate in the Property.

2.          The Lease is in full force and effect. There are no other agreements other than the Lease, whether oral or written, between Ground Tenant and Lessor concerning the Property.

3.          There have been no amendments, assignments or modifications of the Lease except as set forth on Exhibit B.

4.          The current rent payable under the Lease is $____________ per annum, payable in _____ installments, and has been paid in full through ______________. The monthly common area or other charges are $___________. No rent or other charge due from Ground Tenant to Lessor is overdue.

5.          The term of the Lease commenced on _____________ and expires on ______________ (the “Term”). Ground Tenant has no outstanding options or rights to renew or extend the term of the Lease, except as follows: ________________________ (if none, please state “none”). Lessor does not have a right of first refusal or right of first offer with respect to the leasehold estate in the Property or the option to purchase the leasehold estate in the Property at any time during the Term except as follows: ________________________ (if none, please state “none”).

6.          Lessor has not delivered or received any notices of default under the Lease; and, to Lessor’s knowledge, there is no material default by Ground Tenant or Lessor under the Lease, nor has any event or omission occurred which, with the giving of notice or the lapse of time, or both, would constitute a material default thereunder.

7.          Any improvements required by the terms of the Lease to be made by Ground Tenant have been completed to the satisfaction of Lessor and any improvements required by the terms of the Lease to be made by Lessor have been completed to the satisfaction of Ground Tenant. Ground Tenant’s current use and operation of the Property complies with any use covenants or operating requirements contained in the Lease. Lessor has not received written notice of any pending eminent domain proceedings or other governmental actions or any judicial actions of any kind against Lessor’s interest in the Property.

8.          [Lessor hereby consents to the sale and assignment by Ground Tenant to Buyer of all of Ground Tenant’s right, title and interest in and to the Lease and the leasehold estate created thereby.][TO BE DELETED IF LESSOR HAS NO CONSENT RIGHTS UNDER THE LEASE].

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IN WITNESS WHEREOF, the undersigned has caused this Estoppel to be executed as of the day and year first above written.

LESSOR:

,
a

By:
Name:
Title:

Exhibit A

Legal Description of Property

Exhibit B

Amendments to Lease

EXHIBIT H

FORM OF NOTICE TO TENANT

TO:	[Tenant]

Re:	Notice of Change of Ownership of ______________________________

Ladies and Gentlemen:

YOU ARE HEREBY NOTIFIED AS FOLLOWS:

That as of the date hereof, the undersigned has transferred, sold, assigned, and conveyed all of its right, title and interest in and to the above-described property, (the “Property”) to [INSERT NAME OF BUYER] (the “New Owner”) and assigned to New Owner, all of the undersigned’s right, title and interest under that certain Lease, dated _________, between ________as tenant and ____________as landlord (the “Lease”), together with any security deposits or letters of credit held thereunder.

Accordingly, New Owner is the landlord under the Lease and future notices and correspondence with respect to your leased premises at the Property should be made to the New Owner at the following address:

With a copy to:

You will receive a separate notification from New Owner regarding the new address for the payment of rent. In addition, to the extent required by the Lease, please amend all insurance policies you are required to maintain pursuant to the Lease to name New Owner as an additional insured thereunder and promptly provide New Owner with evidence thereof.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,
[PRIOR LANDLORD)

By:
Name:
Title: